File Nos. 333-223017
811-03859

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 13	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 14	[X]

Variable Separate Account
(Exact Name of Registered Separate Account)
American General Life Insurance Company
(Name of Insurance Company)
2727-A Allen Parkway, Houston, Texas 77019
(Address of Insurance Company’s Principal Executive Offices) (Zip Code)
(800) 871-2000
(Insurance Company’s Telephone Number, including Area Code)

Trina Sandoval, Esq.
American General Life Insurance Company
21650 Oxnard Street, Suite 750, Woodland Hills, California 91367
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐  immediately upon filing pursuant to paragraph (b)
☒  on May 1, 2026 pursuant to paragraph (b)
☐  60 days after filing pursuant to paragraph (a)(1)
☐  on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐  New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐  Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐  If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Acton (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
☐  Insurance Company relying on Rule 12h-7 under the Exchange Act
☐  Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)
Title of Securities Being Registered: Units of interest in flexible premium deferred variable annuity contracts.

Prospectus
May 1, 2026
Flexible Premium Deferred Variable Annuity Contract
issued by
American General Life Insurance Company
in all states except New York
in connection with
VARIABLE SEPARATE ACCOUNT
This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed in Appendix A to this prospectus. Please see APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for additional information about the Variable Portfolios and the Fixed Account options.
Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.
If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review this prospectus, or consult with your investment advisor, for additional information about the specific cancellation terms that apply. This variable annuity is available through third party financial intermediaries who charge you a fee for ongoing investment advisory services provided. The advisory fee that is charged by your investment advisor is covered in a separate agreement between you and your investment advisor, and is separate from, and in addition to, the fees and expenses that are described in this prospectus. If permitted by your investment advisor, you may (but are not required to) request your advisory fee be withdrawn from your variable annuity contract and paid directly to your investment advisor. Advisory fee withdrawals will reduce your contract value and death benefits and may be subject to federal and state income taxes and a 10% IRS tax penalty. You should discuss with your investment advisor whether your advisory fees should be withdrawn from your variable annuity contract or paid directly by you to your investment advisor.
The contract is not a short-term investment and is not appropriate for investors need ready access to cash. Withdrawals could also result in taxes and tax penalties. The contract is a complex investment and involves risks, including potential loss of principal. You should speak with your financial representative about the contract's features, benefits, risks, and fees.
If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401k or 403b plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified plan itself. You should fully discuss this decision with your investment advisor.
The Company offers several different variable annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features, benefits, programs and investment options offered at different fees and expenses. When working with your investment advisor to determine the best product to meet your needs, you should consider among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your retirement savings goals. The Company's obligations under the contracts are subject to its financial strength and claims paying ability.
The availability of investment options, contract benefits, or other contract features may vary depending on the broker-dealer through which the contract is sold. See APPENDIX J - BROKER-DEALER VARIATIONS for additional information.
These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Inquiries: If you have questions about your contract, call your investment advisor or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.corebridgefinancial.com/annuities).
Please see ALLOCATION OF PURCHASE PAYMENTS in this prospectus for the address to which you must send Purchase Payments.

Glossary

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
Accumulation Phase - The period during which you invest money in your contract.
Accumulation Units - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
Advisory Fee - In general, advisory fees are fees payable to an investment advisor you may have contracted with separately. As used in this prospectus, an Advisory Fee is any such fee withdrawn from your contract value and paid directly to your investment advisor pursuant to an authorization form submitted to the Company, subject to annualized contract value limits no greater than 1.5%; and which must relate exclusively to advice you receive with respect to your contract.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date you select on which annuity income payments begin.
Annuity Units - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.
Beneficiary - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Company - Refers to American General Life Insurance Company ("AGL"), the insurer that issues the contract. The term “we,” “us” and “our” are also used to identify the Company.
Continuation Contribution - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.
Continuing Spouse - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.
Feeder Funds - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: SA American Funds Global Growth, SA American Funds Growth, SA American Funds Growth-Income, SA American Funds Asset Allocation, and SA American Funds VCP Managed Allocation Variable Portfolios.
Fixed Account - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.
Fund-of-Funds - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds.
General Account - The Company’s account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death benefits and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios.
Good Order - Fully and accurately completed form(s) and/or instructions, including any necessary documentation, applicable to any given transaction or request received by us.
Income Phase - The period upon annuitization during which we make annuity income payments to you.
Insurable Interest - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
Latest Annuity Date - The first NYSE business day of the month following your 95th birthday.
Market Close - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.
Master Funds - Funds of the American Funds Insurance Series in which the Feeder Funds invest.
Non-Qualified (contract) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
NYSE - New York Stock Exchange.
Owner - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term “you” or “your” are also used to identify the Owner.
Purchase Payments - The money you give us to buy and invest in the contract.
Purchase Payments Limit - $2,000,000 for contracts issued on or after September 5, 2023, $1,000,000 for contracts issued prior to September 5, 2023.
Qualified (contract) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
Secure Value Account - A Fixed Account, available only with election of certain Living Benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.
Separate Account - A segregated asset account maintained by the Company separately from the Company’s General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.
Trusts - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., PIMCO Variable Insurance Trust, Seasons Series Trust, and SunAmerica Series Trust.
Underlying Funds - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
Variable Portfolio(s) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

OVERVIEW OF THE CONTRACT

Purpose of the Contract
The contract is designed for those who have hired an investment advisor to provide investment advice for a fee. It is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The contract includes certain death benefit options that may help financially protect your beneficiaries in the event of your death. Optional Living Benefits may also be available under the contract, which are designed to help you achieve your financial goals and protect against certain financial risks.
This contract may be appropriate for you if you have a long investment time horizon and the contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the contract’s Variable Portfolios.
Phases of the Contract
Like all deferred annuities, the contract has two phases: (1) the Accumulation Phase (for savings) and (2) the Income Phase (for income).
Accumulation Phase. During the Accumulation Phase, you invest the money under your contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
•
Variable Portfolios. When you invest in a Variable Portfolio, you are indirectly investing in the Variable Portfolio’s Underlying Fund. The Underlying Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Portfolio.
Additional information about each Underlying Fund is provided in an appendix to this prospectus. Please see APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
•
Fixed Accounts. When you invest in a Fixed Account option, your principal is guaranteed and earns interest based on a rate set and guaranteed by the Company. Additional information about each Fixed Account is provided in an appendix to this prospectus. Please see APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
The amount of money you accumulate under your contract depends (in part) on the performance of the investment options you choose. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions and possible fees. Your accumulated assets impact the value of your contract’s benefits during the Accumulation Phase, including the death benefit and any optional Living Benefits, as well as the amount available for withdrawal.
Income Phase. When you are ready to receive guaranteed income under the contract, you can switch to the Income Phase, at which time you will start to receive annuity income payments from us. This is also referred to as “annuitizing” your contract. You generally decide when to annuitize your contract, although there are restrictions on the earliest and latest times that your contract may be annuitized. If you do not annuitize or surrender your contract before the latest annuitization date, your contract will be automatically annuitized. Once your contract is annuitized, you will no longer be able to surrender, take withdrawals of contract value and all other features and benefits of your contract, including the death benefit, will terminate.
You can choose from the available annuity income options, which may provide income for life, for an available period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or some combination of both. If the payments are fixed, the dollar amount of each payment will not change. If the payments are variable, the dollar amounts for the payments will fluctuate.
There is no death benefit during the Income Phase. Annuity payments may be payable after death depending on the annuity income option that you selected. You cannot take withdrawals of contract value or surrender the contract during the Income Phase. If you own an optional Living Benefit at the time that you annuitize the contract, you may choose to take annuity income payments in accordance with that Living Benefit. Otherwise, your optional Living Benefit terminates at the beginning of the Income Phase.
Contract Features
Accessing Your Money. You may withdraw money from your contract at any time during the Accumulation Phase. If you make a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your contract’s benefits, and may cause an optional Living Benefit to terminate.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.

Optional Living Benefits. You may be able to elect (or may have elected) one of the optional Living Benefits under the contract for an additional fee. Certain Living Benefits are no longer available for election, and any Living Benefit that is available must be elected at the time that the contract is purchased. Each Living Benefit is designed to provide limited protection from unfavorable investment performance during the Accumulation Phase, and can also provide a guaranteed income stream that may last as long as you live. Note: The Advisory Fee Program is not available and Advisory Fees withdrawals are not permitted if you elect (or have elected) an optional Living Benefit.
Death Benefits. If you die during the Accumulation Phase, the Company pays a death benefit to your beneficiary or beneficiaries. The contract includes a Contract Value death benefit equal to the value of the contract at no additional charge. If you elect an optional death benefit (either the Return of Purchase Payment or Maximum Anniversary Value Death Benefit) for an additional fee, a greater amount may be payable upon death.
Advisory Fee Program. If permitted by your investment advisor, you may (but are not required to) establish a systematic withdrawal program to have your Advisory Fee withdrawn from your contract and paid directly to your investment advisor. Alternatively, you may request a one-time withdrawal to pay your Advisory Fee, if permitted by your investment advisor. The Advisory Fee will never be greater than 1.5% of your annualized contract value. The cap for the Advisory Fee may be lowered periodically at our discretion and will be listed on our Advisory Fee authorization form. The Advisory Fee Program is not available if you elect (or have elected) an optional Living Benefit. Any Advisory Fees withdrawn will be treated as a withdrawal in that it will reduce your contract value and death benefits and may be subject to federal and state income taxes and a 10% IRS tax penalty.
Additional Features and Services. Additional features and services under the contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your contract.
•
Secure Value Account. Under certain optional Living Benefits, which include an additional charge, a certain percentage of your investment must be allocated to the Secure Value Account. As a Fixed Account option, amounts allocated to the Secure Value Account are guaranteed with respect to principal and a guaranteed rate of interest.
•
Dollar Cost Averaging (DCA) Fixed Accounts. If you invest in a DCA Fixed Account, interest is credited to amounts allocated to that DCA Fixed Account and your money is systematically transferred from the DCA Fixed Account to one or more investment options over a specified period of time. Automatic transfers do not count towards the number of free transfers per contract year.
•
Dollar Cost Averaging (DCA) Program. The DCA program allows you to systematically transfer a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options. Automatic transfers do not count towards the number of free transfers per contract year.
•
Automatic Asset Rebalancing Program. This program allows you to have your investments periodically rebalanced so that the resulting allocations are consistent with your current investment instructions. Automatic rebalances do not count towards the number of free transfers per contract year.
•
Systematic Withdrawal Program. This program allows you to receive periodic withdrawals from your contract on a monthly, quarterly, semi-annual, or annual basis.
•
Automatic Payment Plan. This program allows you to make automatic subsequent Purchase Payments, once you have contributed at least the minimum initial Purchase Payment.

Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?	Not Applicable	N/A
Are There Transaction Charges?	Yes, you will be charged for each transfer after 15 transfers in any contract year during the Accumulation Phase. There may also be taxes on Purchase Payments.	Expenses
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract data page for information about the specific fees you will pay each year based on the investment options and optional benefits you have elected. These fees and expenses do not reflect Advisory Fees you pay to your investment adviser including Advisory Fees withdrawn from your contract.
If such charges were reflected, the fees and expenses would be higher.
				Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.40%	0.40%
	Investment Options[2] (Underlying Fund fees and expenses)	0.21%	1.60%
	Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)	0.15%[1]	1.45%[3]
1 As a percentage of the average daily ending net asset value allocated to the Variable
Portfolios.
2 As a percentage of Underlying Fund net assets.
3 As a percentage of the Income Base used to calculate the guaranteed benefit. This represents the maximum initial rate for the most expensive optional benefit currently available.
Because your contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract.

	Lowest Annual Cost: $576	Highest Annual Cost: $3,695
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive Underlying Fund fees
and expenses
•No optional benefits
•No additional Purchase Payments,
transfers, or withdrawals
•No sales charges or advisory fees

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of optional
benefits and Underlying Fund fees and
expenses
•No additional Purchase Payments,
transfers, or withdrawals
•No sales charges or advisory fees

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract, including possible loss of your principal investment.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No.
•This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. As such, you should not use the contract as a short-term investment or savings vehicle.
•Withdrawals may reduce or terminate contract guarantees and may also be subject to state and federal income taxes and tax-penalties.
•The benefits of tax deferral, long-term income, and optional Living Benefit guarantees mean that this contract is generally more beneficial to investors with a long investment time horizon.

What are the Risks Associated with the Investment Options?
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract.
•Each investment option (including each Fixed Account option) has its own unique risks.
•You should review the available investment options before making an investment decision.

What are the Risks Related to the Insurance Company?
An investment in the contract is subject to the risks related to us, American General Life
Insurance Company. Any obligations (including under a Fixed Account option), guarantees, and benefits of the contract are subject to our claims-paying ability. An Owner should look solely to our financial strength for our claims-paying ability. More information about the
Company, including our financial strength ratings, may be obtained at
https://investors.corebridgefinancial.com/financials/Ratings/default.aspx.

	RESTRICTIONS	Location in Prospectus
Are There Limits on the Investment Options?
Yes.
Transfer Restrictions.
•During the Accumulation Phase, you must transfer at least $100 per transfer between any of the Variable Portfolios and/or any available Fixed Accounts. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well. Funds already in your contract cannot be transferred to the DCA
Fixed Accounts, if available. A transfer request will be priced as of the day it is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
•During the Income Phase, only one transfer per month is permitted between the Variable
Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer. You may not use the DCA Program or the Automatic Asset Rebalancing
Program during the Income Phase.
•Your transfers between the Variable Portfolios are subject to policies designed to deter frequent and short-term trading.
Investment Restrictions. If you elect an optional Living Benefit, not all investment options may be available and you must invest in accordance with the applicable investment requirements. You may be required to invest a certain percentage of your contract value in a certain investment option, including the Secure Value Account which is only available with certain option Living Benefits. We reserve the right to modify the investment requirements in the future. If you do not elect any optional benefit, or if the only optional benefit you elect is a death benefit, your contract is not subject to investment requirements.
Availability of Variable Portfolios. We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable
Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying
Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment
Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
The availability of investment options may vary depending on the broker-dealer through which the contract is sold. See APPENDIX J - BROKER-DEALER VARIATIONS in the prospectus.
Investment Options
Are There Any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to the benefits offered under the contract
(e.g., death benefits, Living Benefits, DCA Fixed Account, DCA Program, Automatic
Asset Rebalancing Program, Systematic Withdrawal Program, Automatic Payment Plan).
•We reserve the right to modify or terminate the DCA Program, Automatic Asset
Rebalancing Program, Systematic Withdrawal Program, and Automatic Payment Plan.
•Withdrawals that exceed limits specified by the terms of a benefit may reduce the value of the benefit by an amount greater than the value withdrawn and could terminate the benefit.
•The availability of contract benefits may vary depending on the broker-dealer through which the contract is sold. See APPENDIX J - BROKER-DEALER VARIATIONS in the prospectus.
Optional Living Benefits Death Benefits
TAXES
What are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract, including withdrawals to pay an
Advisory Fee to your investment advisor.
•If you purchase the contract through a tax-qualified plan or individual retirement account
(IRA), there is no additional tax benefit under the contract.
•Earnings under your contract are taxed at ordinary income tax rates when withdrawn.
You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Your investment advisor does not receive commissions from us for selling this contract to you. However, the agency under which your investment advisor is appointed may receive a wholesaling fee or marketing allowance for services related to the Company's annuity contracts. These arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments). If you elect to withdraw Advisory Fees (as permitted by your investment advisor), your investment advisor will receive an Advisory Fee through withdrawals taken from your contract and paid directly to your investment advisor.
Payments in Connection with Distribution of the Contract
Should I Exchange My Contract?
Some investment advisors may have a financial incentive to offer you a new contract in place of the one you already own because an exchange may result in the investment advisor receiving ongoing advisory fees for investment advice related to the new contract after the exchange. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Fee Table FOR CONTRACTS ISSUED ON OR AFTER OCTOBER 13, 2020

The following tables describe the fees and expenses that you will pay when buying and owning the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees you pay to your investment advisor including Advisory Fees withdrawn from an investment option or from your contract. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you pay at the time you surrender the contract, make withdrawals from an investment option or from the contract, or make transfers between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Transfer Fee[1] (Per transfer after 15 transfers in any contract year)	$25
The following tables describe the fees and expenses you will pay each year during the time that you own the contract, not including Underlying Fund fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.
Contract Owner Annual Expenses

Base Contract Expenses[2] (deducted from the average daily ending net asset value allocated to the Variable Portfolios)	0.40%

Optional Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
You may only elect one of the optional death benefits.
Return of Purchase Payment	0.15%
Maximum Anniversary Value	0.40%
Optional Living Benefits3
(calculated as percentage of the Income Base and deducted from the contract value)
You may only elect one of the optional Living Benefits.
Polaris Income Max
Polaris Income Plus Daily Flex
Maximum Fee[4]
One Covered Person	2.50%
Two Covered Persons	2.50%

Lifetime Income Option Change Fee[5]	0.25%

Annual Underlying Fund Expenses

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements, that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable fees and expenses if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the contract, including their annual expenses, may be found in Appendix A.

	Minimum	Maximum
Expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, if applicable, and other expenses.	0.21%	1.60%

Footnotes to the Fee Table:
1 In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
2 Base Contract Expenses: If you do not elect any optional features, your total Base Contract Expense would be 0.40% annually.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 0.40% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
3 The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS.
4 The current initial annual fee rate is set forth in the Rate Sheet Supplement and is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME MAX AND POLARIS INCOME PLUS DAILY FLEX FEE. If you purchased your contract prior to May 1, 2023, please see APPENDIX F — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2023 for the initial annual fee rate applicable to your contract. If you purchased your contract on or after May 1, 2023, please see APPENDIX I - LIVING BENEFIT RATES FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2023.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*
The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
5 If you elect Polaris Income Max or Polaris Income Plus Daily Flex and you change your Income Option on the Activation Date, the Lifetime Income Option Change Fee will be assessed and deducted from your contract value starting on the first Benefit Quarter Anniversary following the Activation Date and quarterly thereafter. The fee is calculated as a percentage of the Income Base. The sum of the Living Benefit fee and Lifetime Income Option Change fee
cannot exceed the Maximum Annual Fee shown in the Optional Living Benefits fee table.

Fee Table FOR CONTRACTS ISSUED PRIOR TO OCTOBER 13, 2020

The following tables describe the fees and expenses that you will pay when owning the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees you pay to your investment advisor including Advisory Fees withdrawn from an investment option or from your contract. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you pay at the time you surrender the contract, make withdrawals from an investment option or from the contract, or make transfers between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Transfer Fee[1] (Per transfer after 15 transfers in any contract year)	$25
The following tables describe the fees and expenses you will pay each year during the time that you own the contract, not including Underlying Fund fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.
Contract Owner Annual Expenses

Base Contract Expenses[2] (deducted from the average daily ending net asset value allocated to the Variable Portfolios)	0.40%

Optional Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Return of Purchase Payment	0.15%
Maximum Anniversary Value	0.40%

Optional Living Benefits3
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Plus Flex
Polaris Income Plus Daily Flex
(Contracts issued prior to October 13, 2020)
	Initial Fee[4]	Maximum Fee[4]
One Covered Person	1.25%	2.50%
Two Covered Persons	1.25%	2.50%

Lifetime Income Option Change Fee[5]	0.25%
Polaris Income Plus
(Polaris Income Plus is not available for election on or after September 8, 2019.)
	Initial Fee[4]	Maximum Fee[4]
One Covered Person	1.00%	2.50%
Two Covered Persons	1.25%	2.50%
Polaris Income Plus Daily
(Polaris Income Plus Daily is not available for election on or after September 8, 2019.)
	Initial Fee[4]	Maximum Fee[4]
One Covered Person	1.15%	2.50%
Two Covered Persons	1.35%	2.50%

Annual Underlying Fund Expenses

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements, that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable fees and expenses if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the contract, including their annual expenses, may be found in Appendix A.

	Minimum	Maximum
Expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, if applicable, and other expenses.	0.21%	1.60%

Footnotes to the Fee Table:
1 In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
2 Base Contract Expenses: If you do not elect any optional features, your total Base Contract Expense would be 0.40% annually.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 0.40% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
3 The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to May 1, 2023, please see APPENDIX F — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO May 1, 2023, for a description of the Living Benefit you may have elected.
4 The initial annual fee rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below.
	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*
The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). For Polaris Income Plus Flex and Polaris Income Plus Daily Flex only, if you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/4] for the first Benefit Quarter immediately following the Activation Date.
5 If you elect Polaris Income Plus Flex or Polaris Income Plus Daily Flex and you change your Income Option on the Activation Date, the Lifetime Income Option Change Fee will be assessed and deducted from your contract value starting on the first Benefit Quarter Anniversary following the Activation Date and quarterly thereafter. The fee is calculated as a percentage of the Income Base. The sum of the Living Benefit fee and Lifetime Income Option Change
fee cannot exceed the Maximum Annual Fee shown in the Optional Living Benefits fee table.

Examples

These examples are intended to help you compare the cost of investing in the Variable Portfolios with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual contract expenses, and annual Underlying Fund expenses. The examples below do not reflect any advisory fees you pay to your investment advisor including Advisory Fees withdrawn from your contract. If such charges were reflected, the fees and expenses would be higher.
These examples assume all contract value is allocated to Variable Portfolios. Your costs could differ from those shown below if you invest in the Fixed Account options.
The expense examples below assume that you invest $100,000 in the Variable Portfolios for the time periods indicated; your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Funds as indicated in the examples.
The Maximum Expense Examples reflect the most expensive possible combination of charges  (including additional charges for optional benefits). Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.

Maximum Expense Examples
(assuming annual contract expenses of 0.80% (including the optional Maximum Anniversary Value death benefit feature), the optional Polaris Income Plus Daily Flex feature (for the first year calculated at the assumed initial annual fee rate of 1.45% and at the maximum annual fee rate of 2.50% for remaining years) and investment in an Underlying Fund with total expenses of 1.60%*)
(1)
If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$3,179	$13,170	$23,182	$48,298
(2)
If you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$3,179	$13,170	$23,182	$48,298
(3)
If you do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$3,179	$13,170	$23,182	$48,298
Minimum Expense Examples
(assuming minimum annual contract expenses of 0.40%, no election of optional features and investment in an Underlying Fund with total expenses of 0.21%**)
(1)
If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$593	$1,923	$3,373	$7,593
(2)
If you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$593	$1,923	$3,373	$7,593
(3)
If you do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$593	$1,923	$3,373	$7,593

Additional Expense Example Information
1.
In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.
2.
If you elected the optional Return of Purchase Payment death benefit or the Contract Value death benefit, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base which is used to calculate the Polaris Income Plus Daily Flex fee equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.50% has been reached after the first year. The current initial annual fee rate may be higher or lower. Please see the Rate Sheet Supplement.
3.
If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. Please see ANNUITY INCOME OPTIONS below.
*
The 1 year Maximum Expense Example reflects the SunAmerica Series Trust 0.70% fee waiver.
**
The 1 year Minimum Expense Example reflects the Goldman Sachs Variable Insurance Trust 0.03% fee waiver.

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Principal Risks Of Investing In The Contract

Market Risk. Variable annuities involve risks, including possible loss of principal. An investment in the Variable Portfolios available under the contract is subject to the risk of negative investment performance. You can lose money by investing in this contract, including loss of principal and/or prior earnings. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and Living Benefit protections mean that this contract is more beneficial to investors with a long investment time horizon.
Early Withdrawal Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. You should carefully consider the risks associated with withdrawals under the contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal may reduce the value of your standard and optional benefits. For instance, a withdrawal will reduce the value of the death benefit. In addition, a withdrawal could reduce the value of an optional Living Benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your contract. We may defer payment of withdrawals from a Fixed Account option (including the Secure Value Account) for up to six months when permitted by law.
Variable Portfolio Risk. Amounts that you invest in the Variable Portfolios are subject to the risk of poor investment performance. You assume the investment risk. You can gain or lose money if you invest in these Variable Portfolios. Each Variable Portfolio’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Variable Portfolio. You are responsible for allocating Purchase Payments to the Variable Portfolios that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolio you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund’s prospectus, statement of additional information and annual and semi-annual reports. We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that you may not use or benefit from.
Investment Requirements Risk. If you elect an optional Living Benefit, you will be subject to investment requirements that limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits.
Availability of Variable Portfolios Risk. We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios.
Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers, or allocations. In addition, we may also liquidate shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. New Variable Portfolios may have different performance characteristics. There is no guarantee that a particular Variable Portfolio will always be available as an investment option under the contract.
Managed Volatility Fund Risk. Certain Underlying Funds, including some Underlying Funds that are available under certain optional Living Benefits’ investment requirements, utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits.
Purchase Payment Risk. Your ability to make subsequent Purchase Payments is subject to certain restrictions. We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice based on age as shown below and election of optional benefit(s), and may require our prior approval before accepting Purchase Payments greater than the

Purchase Payments Limit as defined in the Glossary. There is no guarantee that you will always be permitted to make Purchase Payments.
Minimum Contract Value Risk. Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability.
Business Disruption. Our business is vulnerable to disruptions from natural and man-made disasters and catastrophes, such as, but not limited to, hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemics (such as COVID-19) and other highly contagious diseases, mass torts, failure of telecommunications or other critical infrastructure and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, including service outages or other unavailability, may interfere with our ability to receive, pickup and process mail, to calculate Accumulation Unit Values (“AUVs”), process other contract-related transactions, or to otherwise provide our services, or may have other possible negative impacts. While we have developed and put in place what we believe to be appropriate business continuity and disaster recovery plans and procedures to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), cyber-attacks, and user errors or other disruptions that may compromise the confidentiality, integrity, or availability of such systems and data. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with our websites (such as via denial of service attacks), other operational disruptions, and unauthorized release of confidential customer information. Such systems failures, cyber-attacks, or other disruptions affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, including personal information, impede order processing, or subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the affected Underlying Funds to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Further, the widespread development, implementation, and use of AI, machine learning, data analytics and similar tools that collect, aggregate and analyze data or inputs (collectively, “AI Tools”) may increase our exposure to, or exacerbate the risks of, cyber-attacks or other security incidents, particularly where such technologies are exploited by third parties to attempt to breach our or our business partners’ and service providers’ systems. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect our systems and sensitive business and customer information, including personal information, and reduce the risk of cyber-incidents, there can be no assurance that we or our distribution partners, the Underlying Funds or our business partners and service providers will avoid cyber-attacks or information security breaches in the future that may affect your contract and/or personal information.

Purchasing a Polaris ADVISORY
Variable Annuity

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.

Maximum Issue Age
We will not issue a contract to anyone age 86 or older on the contract issue date. The age requirements may vary depending on your election of an optional death benefit or other available optional feature:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
85	80*	80
* If a second Covered Person is added or if one of the original Covered Persons is changed to a different Covered person, the second Covered Person must meet the above age requirements at the time of addition. Please see OPTIONAL LIVING BENEFITS.
Note: In general, we will not issue a Qualified contract to anyone who is age 72 or older, unless it is shown that the minimum distribution required by the IRS is being made. Please see TAXES.
Joint Ownership
A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.
The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.
We will not issue a Qualified contract with joint owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to, spouses under state law.
Non-Spouse
Domestic Partners should consult with their tax adviser and/or investment advisor as, they may not be able to fully benefit from certain benefits and features of the contract such as the optional Living Benefits, if applicable, and Spousal Continuation of the death benefit.
Please see APPENDIX E — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a list of states that require that benefits and features be made to domestic or civil union partners.
Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.
At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:
•
Estate planning,
•
Tax consequences, and
•
The propriety of this contract as an investment consistent with a non-natural Owner’s organizational documentation.
For more information on non-natural ownership, please see TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.
Assignment of the Contract/Change of Ownership
You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.
•
Your rights and those of any other person with rights under this contract will be subject to the assignment.
•
We are not responsible for the validity, tax or other legal consequences of any assignment.
•
An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.
Please see TAXES for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.
If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. Please see APPENDIX E — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific information.
Allocation of Purchase Payments
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions.

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.
Minimum Initial and Subsequent Purchase Payments
Minimum Initial Purchase Payment(1)	Minimum Subsequent Purchase Payment	Minimum Automatic Subsequent Purchase Payment
$25,000	$500	$100
(1)
If you purchased your contract through certain broker-dealers, the minimum initial Purchase Payment may be higher than the amounts shown in this table.
Purchase Payment Restrictions
We will not allow anyone age 86 or older to add subsequent Purchase Payments after the contract issue date. The attained age restrictions to add subsequent Purchase Payments may vary depending on your election of an optional Living Benefit or optional death benefit as follows:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
86	81	81
We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice and restrict allowance of Purchase Payment(s) based on age as shown above and election of optional benefit(s).
We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.
•
For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.
•
Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL, The United States Life Insurance Company ("US Life") and/or The Variable Annuity Life Insurance Company ("VALIC") to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.
Submission of Purchase Payments
Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address may result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.
Regular Mail:
Purchase Payments sent by regular mail must be sent to the Premium Processing Center at the following address:
American General Life Insurance Company Premium Processing Center P.O. Box 100330 Pasadena, CA 91189-0330

Express Delivery:
Purchase Payments sent by overnight or express delivery must be sent to the Premium Processing Center at the following address:
American General Life Insurance Company JPM Chase-AGL 100330 Premium Processing Center 2710 Media Center Drive Building #6, Suite 120 Los Angeles, CA 90065-1750

Receipt of Purchase Payments:
Purchase Payments will be picked up at the mailing addresses noted above and forwarded to our Annuity Service Center. Purchase Payments, however, are not considered received by us until received at our Annuity Service Center in Good Order.
We allocate your Purchase Payment to your contract as of the date such Purchase Payment is priced. Initial Purchase Payments received at the Annuity Service Center in Good Order before Market Close will be priced within two NYSE business days after it is received. Initial Purchase Payments received at the Annuity Service Center in Good Order after Market Close will be priced within two NYSE business days after the next NYSE business day.
If we do not have complete information necessary to issue your contract, we will contact you. If we do not receive the necessary information within five NYSE business days, we will obtain your permission to keep your money until we get the information necessary to issue the contract, or we will send your money back to whomever we received the funds.
Any subsequent Purchase Payment will be priced as of the day it is received by the Annuity Service Center in Good Order before Market Close. If the subsequent Purchase Payment is received at the Annuity Service Center in Good Order after Market Close, it will be priced as of the next NYSE business day.

We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file.
Electronic Transmission:
We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.
Agent of Company:
We may have an agreement in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. If a broker-dealer is deemed to be our agent, Purchase Payments will be priced as of the time they are received by the broker-dealer.
You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that does not have such an agreement, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your investment advisor to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.
Automatic Payment Plan:
Once you have contributed at least the minimum initial Purchase Payment, you can establish an Automatic Payment Plan that allows you to make subsequent Purchase Payments. We reserve the right to modify, suspend or terminate the Automatic Payment Plan at any time should subsequent Purchase Payments no longer be accepted and will notify you prior to exercising that right.
Accumulation Units
We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.
The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. Please see ALLOCATION OF PURCHASE PAYMENTS.
The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the preceding NYSE business day by a factor for the current NYSE business day.
The factor is determined by:
1.
dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and
2.
multiplying it by one minus all applicable daily asset based charges.
We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.
Example:
We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.
Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.
Free Look
You may cancel your contract within ten days after receiving it. We call this a “free look.” Your state may require a longer free look period. Please check your contract or with your investment advisor.
To cancel, mail the contract along with your written free look request to:
Annuity Service Center P.O. Box 15570 Amarillo, Texas 79105-5570.
If you decide to cancel your contract during the free look period we will refund the following:
•
The value of your contract on the day we receive your request in Good Order if received before Market Close.
•
The value of your contract on the next NYSE business day, if the free look request is received after Market Close.
IRA and State Free Look Restrictions
Certain states require us to return your Purchase Payments upon a free look request. Contracts issued as an IRA require the full return of Purchase Payments upon a free look.
If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of:
(1)
Purchase Payments; or
(2)
the value of your contract on the day we receive your request in Good Order.
With respect to these contracts, we reserve the right to invest your money in a money market portfolio during the free look period. We will allocate your money according to your instructions at the end of the applicable free look period.
Please see your contract and APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for information about the free look period in your state.
Exchange Offers
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Investment Options

You may allocate purchase payments using one or a combination of the investment options and Fixed Accounts, as may be available under your contract:
•
Variable Portfolios
•
Fixed Accounts
•
Dollar Cost Averaging Fixed Account
•
Secure Value Account (optional Living Benefit only)
If you elect an optional Living Benefit, not all investment options may be available and you must allocate your Purchase Payments in accordance with the applicable investment requirements. Please see Investment Requirements For Optional Living BenefitS in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for the specific investment requirements applicable to your Living Benefit.
Variable Portfolios
The Variable Portfolios available under the contract invest in the Underlying Funds of the Trusts. Contract value allocated to a Variable Portfolio will vary based on the investment experience of the corresponding Underlying Fund in which the Variable Portfolio invests. There is a risk of loss of the entire amount invested.
Information regarding each Underlying Fund, including (i) its name, (ii) its type, (iii) its investment advisor and any sub-investment advisor, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the
Underlying Fund prospectuses may be obtained by calling (855) 421-2692 or visiting our website at www.corebridgefinancial.com/ProductProspectuses.
You may also obtain information about the Underlying Funds by accessing the U.S. Securities and Exchange Commission’s website at www.sec.gov.
All Variable Portfolios may not be available through the broker-dealer with which your investment advisor is affiliated. Such portfolios are identified in APPENDIX J - BROKER-DEALER VARIATIONS. Please check with your investment advisor for availability.
From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio’s prior name.
Certain Underlying Funds offered under this contract have similar investment objectives to other Underlying Funds managed by the same advisor or subadvisor. The investment results of the Underlying Funds, however, may be higher or lower than such other Underlying Funds. We do not guarantee or make any representation that the investment results of any of the Underlying Funds will be comparable to the investment results of any other Underlying Fund managed by the same advisor or subadvisor.
You can gain or lose money if you invest in these Variable
Portfolios. You are responsible for allocating Purchase
Payments to the Variable Portfolios as appropriate for your
own individual circumstances, investment goals, financial
situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit
your needs. You bear the risk of any decline in contract
value resulting from the performance of the Variable
Portfolio you have selected. In making your investment
selections, you should investigate all information available to you including the Underlying Fund’s prospectus,
statement of additional information and annual and
semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Please consult your investment advisor regarding which of these Variable Portfolios are appropriate for your risk tolerance.
You should read the prospectuses for the Trusts carefully for detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors.
Selection of Underlying Funds
The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment advisor’s or subadvisor’s reputation and tenure, brand recognition, the alignment of the investment objectives of an Underlying Fund with our hedging strategy, performance and the capability and qualification of each investment firm.
Another factor we may consider is whether the Underlying Fund or its service providers (i.e. the investment advisor and/or subadvisor(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund’s service providers have affiliates that can provide marketing and distribution support for sales of the contract. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract Owners.
Fund-of-Funds
Certain Underlying Funds invest substantially all their assets in other Underlying Funds. These arrangements are referred to as Fund-of-Funds or Master-Feeder Funds, as described below. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure. This will reduce your investment return.
Master-Feeder Funds
Under the Master-Feeder Funds structure, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund, which invests directly in individual securities.
Under the Master-Feeder structure, you will pay higher fees and expenses than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.
Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors (“Board”) of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so.
Volatility Control Funds
Certain Underlying Funds may employ risk management strategies that are intended to control the Underlying Funds’ overall volatility and to reduce the downside exposure of the Underlying Funds during significant market downturns. Conversely, these Variable Portfolios could limit the upside participation of these Underlying Funds in rising equity markets relative to other Underlying Funds.
These risk management techniques help us to manage our financial risks associated with guarantees, like the living and death benefits because this managed volatility strategy reduces the incidence of extreme outcomes including the probability of large gains or losses.
Trusts
We offer Underlying Funds of unaffiliated Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company as well as by other insurance companies.
Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.
We offer Underlying Funds of the following Trusts:
•
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Series I Shares
•
Franklin Templeton Variable Insurance Products Trust — Class 1 Shares
•
Goldman Sachs Variable Insurance Trust — Class Institutional Shares
•
Lord Abbett Series Fund, Inc. – Class VC Shares
•
PIMCO Variable Insurance Trust – Class 1 Shares
•
Seasons Series Trust — Class 1 Shares
•
SunAmerica Series Trust — Class 1 Shares
Substitution, Addition or Deletion of Variable Portfolios
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
Fixed Accounts
Fixed Accounts credit a fixed rate of interest that compounds daily for a specific period of time to an annual interest rate that we declare for that for that period of time. More information regarding the features of the Fixed Accounts including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rates, is available in an appendix to this prospectus. See APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. Your contract may offer a Fixed Account for a guaranteed period. Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year.
Please check with your investment advisor regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. Please see GENERAL ACCOUNT below.
Minimum Guaranteed Interest Rate
We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.
Interest Rate Categories
There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:
•
Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.
•
Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.
•
Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.
Fixed Account Restrictions
At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your investment advisor regarding the availability of Fixed Accounts.
Secure Value Account
If you elect a Living Benefit, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with the election of a Living Benefit and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. Please see APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. Allocations to the Secure Value Account are obligations of the General Account. Please see GENERAL ACCOUNT below.
Dollar Cost Averaging Fixed Accounts
Purchase Payments
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging (“DCA”) Fixed Accounts, if available. The minimum Purchase Payment amounts are as follows:
DCA Fixed Account	Minimum Purchase Payment
6-Month	$600
12-Month	$1,200
•
The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as “source” accounts exclusively to facilitate the DCA Program for a specified time period.
•
You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. Please see DOLLAR COST AVERAGING PROGRAM below for more information.
•
Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.
DCA Interest Rate Crediting
DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.
Transfers/Withdrawals from Fixed Accounts Other than the Secure Value Account
This section applies to transfers and withdrawals from Fixed Accounts other than the Secure Value Account. Except for the Secure Value Account, there are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. We do not contact you. If you do not contact us, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.
We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.
Check with your investment advisor about the current availability of this service.
Transfers/Withdrawal from the Secure Value Account
This section applies to transfers and withdrawals from the Secure Value Account only. If you elect a Living Benefit, a certain percentage of your investment is automatically allocated to the Secure Value Account. Amounts allocated to the Secure Value Account may not be transferred to any Variable Portfolio or another Fixed Account. You may not transfer into or out of the Secure Value Account. You may not request the entire amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces your contract value. On the date the Living Benefit is canceled, amounts allocated to the Secure Value Account will be automatically transfers to a 1-year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to a money market or similar portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract during a period of 90 days. We do not contact you. If you do not contact us, your money will remain in the same investment option to which the automated transfer occurred.
Dollar Cost Averaging Program
Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account (“source account”) to any available investment options (“target account”).
The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Example of DCA Program
Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:
Month	Accumulation Unit Value	Units Purchased
1	$7.50	100
2	$5.00	150
3	$10.00	75
4	$7.50	100
5	$5.00	150
6	$7.50	100
You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.
DCA Program Guidelines
•
Fixed Accounts are not available as target accounts for the DCA Program.
•
Transfers occur on a monthly periodic schedule.
•
The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.
•
Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.

Allocation of Subsequent Purchase Payments to DCA Program
If you have not elected an optional Living Benefit and you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). Please see DOLLAR COST AVERAGING FIXED ACCOUNTS above for more information.
Termination of DCA Program
You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.
Upon notification of your death, we will terminate the DCA Program and transfer the remaining money according to the current allocation instructions on file.
Automatic Asset Rebalancing Program
Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.
Under the Automatic Asset Rebalancing Program:
•
You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.
•
At your request, rebalancing occurs on a quarterly, semiannual or annual basis.
•
Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.
Changes to Rebalancing Instructions
If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided (“Default Rebalancing Instructions”). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes, we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract.
Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program.
Mandatory Rebalancing with Election of a Living Benefit
If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file and we will notify you of such reversion. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes (including closures, substitutions, or mergers), we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. Please see OPTIONAL LIVING BENEFITS below.
Automatic asset rebalancing will continue if it is a requirement of an optional Living Benefit that remains in effect pursuant to your Spousal Beneficiary’s election of Spousal Continuation.
We reserve the right to modify, suspend or terminate the Automatic Asset Rebalancing Program at any time and we will notify you 30 days prior to exercising that right. In the event of modification, we will administer the program according to the parameters of the modification. In the event of suspension or termination of the program, we will no longer administer the program and your investments will no longer be rebalanced.
Transfers During the Accumulation Phase
Subject to the Company’s rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.
•
Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.
•
You must transfer at least $100 per transfer.
•
If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. Please see SHORT-TERM TRADING POLICIES below for more information.
Telephone: (800) 445-7862
Internet: www.corebridgefinancial.com/annuities
United States Postal Service (first-class mail): Annuity Service Center P.O. Box 15570 Amarillo, Texas 79105-5570
Facsimile: (818) 615-1543
Telephone/Internet Authorization
We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
Transfer Fees
There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.
Please see APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific fees.
Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.
We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Pricing Transfer Requests
Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
Short-Term Trading Policies
This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below.
Risks of Short-Term Trading
Short-Term Trading may create risks that may result in adverse effects on the investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as “arbitrage”; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.
We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.
Standard U.S. Mail Policy
Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 6-months. The 5th transfer in a 6-month look-back period (“6-Month Rolling Period”) triggers the Standard U.S. Mail Policy.
Transfer Requests under the U.S. Mail Policy
•
While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.
•
Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.
•
All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.

•
Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.
•
We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. See Omnibus Group Contracts below for more information.
Example
If you made a transfer on August 19, 2026 and within the previous six months (from February 20, 2026 forward) you made 5 transfers including the August 19th transfer, then all transfers made for six months after August 19, 2026 must be submitted by U.S. Mail (from August 20, 2026 through February 20, 2027).
Accelerated U.S. Mail Policy
We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.
Additional Short-Term Trading Restrictions
To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:
1.
impose further limits on the size, manner, number and/or frequency of transfers you can make;
2.
impose minimum holding periods;
3.
reject any Purchase Payment or transfer request;
4.
terminate your transfer privileges; and/or
5.
request that you surrender your contract.
We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.
Enforcement Determination Factors
Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:
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the number of transfers made in a defined period;
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the dollar amount of the transfer;
•
the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;
•
the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;
•
whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;
•
the history of transfer activity in the contract or in other contracts we may offer; and/or
•
other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.
Applicability to Third Party Trading Services
The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.
Deterrence Limitations
Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.
Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.
You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.
Omnibus Group Contracts
Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.
We reserve the right to modify the policies and procedures described in the TRANSFERS DURING THE ACCUMULATION PHASE section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.
Underlying Funds’ Short-Term Trading Policies
Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.
•
We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund’s Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.
•
We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.
We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.
Processing Omnibus Orders
Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund’s policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.
Required Information Sharing
Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.
Transfers During the Income Phase
During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.
You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.
Voting Rights
The Company is the legal owner of the Trusts’ shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

Access to your Money

You can access money in your contract in one of the following ways:
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Partial Withdrawal;
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Systematic Withdrawal;
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Total Withdrawal (also known as surrender); or
•
Annuity Income Payment (during Income Phase).
Withdrawals made prior to age 59½ may result in a 10% IRS penalty tax. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. Please see TAXES.
Minimum Withdrawal Amount and Minimum Contract Value
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$2,500(2)
Systematic Withdrawal	$100	$2,500(2)
(1)
The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.
(2)
The total contract value must be at least $2,500 after a withdrawal.
Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
If you elected an optional Living Benefit, withdrawals taken under the parameters of the feature that reduce contract value below the minimum contract value will not terminate your contract. Please see OPTIONAL LIVING BENEFITS below.
Advisory Fee Program
If permitted by your investment advisor, you may (but are not required to) establish a systematic withdrawal program to have your Advisory Fee withdrawn from your contract and paid directly to your investment advisor. Alternatively, you may request a one-time withdrawal to pay your Advisory Fee, if permitted by your investment advisor. Note: The Advisory Fee Program is not available if you elect (or have elected) a Living Benefit. To set up the Advisory Fee withdrawal, you must complete an authorization form which we will provide to you. The authorization form is an administrative form that must be completed by you and received by us in Good Order required to enroll you in the Advisory Fee Program. Once you are enrolled in the Advisory Fee Program, the Advisory Fees will be withdrawn proportionately from all Variable Portfolios and/or fixed account options that you have allocated funds to at the time the withdrawal is made. You can select to have the Advisory Fees withdrawn on a monthly, quarterly, semi-annual, annual or one-time basis. The authorization form will remain in effect until we receive notice of the following:
•
Written notice by you to terminate the authorization form;
•
Full surrender or total distribution of the contract;
•
Transfer or ownership of assignment of the contract;
•
A death benefit becomes payable; or
•
Change of your investment advisor.
The Advisory Fee will never be greater than 1.5% of your annualized contract value and must relate exclusively to investment advice related to your contract. The cap for the Advisory Fee may be lowered periodically at our discretion and will be listed on our Advisory Fee authorization form. You and your investment advisor are responsible for ensuring Advisory Fees are consistent with your agreement with your investment advisor and comply with the terms and instructions on the authorization forms.
The Advisory Fee is treated as a withdrawal in that it will reduce your contract value and death benefits and may be subject to federal and state income taxes and a 10% IRS tax penalty. You should discuss with your investment advisor whether your Advisory Fees should be withdrawn from your contract or paid directly by you to your investment advisor. Advisory Fee withdrawals are not available in all states. Please see APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific states.
Processing Withdrawal Requests
A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Annuity Service Center P.O. Box 15570 Amarillo, TX 79105-5570
Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day.
We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.
Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
Partial, Systematic, and Required Minimum Distributions
Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.
If you surrender your contract, we may deduct any premium taxes, if applicable. Please see EXPENSES.
Optional Living Benefit Withdrawals
Partial Withdrawals under an optional Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. You cannot request withdrawals from one or more specific funds in which you are invested.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.
If you elect a Living Benefit and choose to receive periodic withdrawals under the Systematic Withdrawal Program on or after the Activation Date, you must request withdrawals on the appropriate Living Benefit enrollment form. The Systematic Withdrawal Program may not be established before the Activation Date. If we receive your request on another form, your request will not be processed. The Systematic Withdrawal Program for contracts with a Living Benefit is designed to provide withdrawal amounts within the Maximum Annual Withdrawal Amount. Any amounts taken above your Maximum Annual Withdrawal Amount while enrolled in the Systematic Withdrawal Program will eliminate the remaining systematic withdrawal(s) within the same contract year and may permanently reduce future guaranteed withdrawal amounts. If you must take
Required Minimum Distributions (RMDs) from this contract and want to ensure that these withdrawals will not permanently reduce future guaranteed withdrawal amounts on or after the Activation Date, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount under the Living Benefit or the RMD amount as calculated by our Annuity Service Center.
Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time and we will notify you prior to exercising that right.

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the contract. This prospectus utilizes a Rate Sheet Prospectus Supplement to provide the current rates and percentages for the available Living Benefit, including the current initial annual fee rate. To obtain a copy, please visit www.corebridgefinancial.com/ProductProspectuses.
The availability of contract benefits may vary depending on the broker-dealer firm through which the contract is sold. See APPENDIX J - BROKER-DEALER VARIATIONS in the prospectus.
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Contract Value Death Benefit	Provides a death benefit equal to the contract value	•Withdrawals may significantly reduce the benefit (including withdrawals to pay an Advisory Fee)
Dollar Cost Averaging (DCA) Fixed Accounts
Interest is credited to
amounts allocated to a DCA
Fixed Account and your
money is systematically
transferred from the DCA
Fixed Account to one or
more investment options
over a specified period of
time

•Must be funded with a Purchase Payment, not transferred contract value
•Minimum funding requirements apply
•Only 6-Month and 12-Month DCA Fixed Accounts may be available
•Transfers may only occur on a monthly basis
•Availability may be restricted based on date of contract issuance and election of optional benefits
•Fixed Account options are not eligible to receive DCA transfers
•The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract

Dollar Cost Averaging (DCA) Program	Allows you to have systematic transfers of a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options
•Transfers may only occur on a monthly basis and will not count towards the number of free transfers per contract year
•Minimum per transfer is $100 regardless of source account
•Fixed Account options are not eligible to receive DCA transfers
•Upon notification of your death, we will terminate the DCA Program and transfer the remaining money according to the current allocation instructions on file

Automatic Asset Rebalancing	Allows you to have your investments periodically rebalanced to your pre-selected percentages
•Rebalancing may occur on a quarterly, semi-annual, or annual basis
•Updated rebalancing instructions must be provided upon making a non-automatic transfer, otherwise rebalancing instructions will be automatically updated
•Upon notification of your death, we will terminate the Automatic Asset
Rebalancing Program
•If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing

Standard Benefits (No Additional Charge) (continued)
Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Systematic Withdrawal Program	Allows you to receive periodic withdrawals from your contract	•Minimum withdrawal amount is $100 •Withdrawals may occur on a monthly, quarterly, semi-annual, or annual basis •Participation in program may be restricted if optional Living Benefit elected
Automatic Payment Plan	Allows you to make automatic Purchase Payments	•Minimum requirements for the initial and subsequent Purchase Payments and age restrictions apply •May not be available with election of certain Living Benefit features
Advisory Fee Program	Allows you to establish a withdrawal program to have your Advisory Fee withdrawn from your contract value and paid directly to your investment advisor
•Must be permitted by your investment advisor
•Not available if an optional Living Benefit is elected
•The Advisory Fee must relate exclusively to investment advice related to your contract
•A written contract must exist between you and your investment advisor
•The Advisory Fee will be capped at 1.5% of your annualized contract value and may be lowered at our discretion

Optional Benefits Available For Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations
Polaris Income Max Living Benefit	A guaranteed minimum withdrawal benefit, designed for individuals who want the guarantee of Income Credits prior to Activation Date	2.50% (as a percentage of Income Base)
•May be elected only at time of contract issue
•Covered Person(s) must be age 50-80 at time of election
•All withdrawals before guaranteed withdrawals are activated may significantly reduce or terminate the benefit
•Withdrawal percentages depend on the Income Option you
elect and the number and age of Covered Person(s) when
guaranteed withdrawals are activated
•Excess withdrawals after guaranteed withdrawals are
activated may significantly reduce or terminate the benefit
•Income Credits not available after guaranteed withdrawals
are activated
•Investment requirements limit available investment options
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 4th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•May not be available for election through the broker-dealer with which your investment advisor is affiliated
•The broker-dealer with which your investment advisor is
affiliated may require you to elect an optional Living Benefit at time of contract issue
•The Advisory Fee Program will not be available to you and
withdrawals to pay an Advisory Fee are not permitted

Optional Benefits Available For Election (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations
Polaris Income Plus Daily Flex Living Benefit	A guaranteed minimum withdrawal benefit, designed for individuals who want greater investment option flexibility and more frequent step-up opportunities.	2.50% (as a percentage of Income Base)
•May be elected only at time of contract issue
•Covered person(s) must be age 45-80 at time of election
•Withdrawal percentages depend on the Income Option you
elect and the number and age of Covered Person(s) when
guaranteed withdrawals are activated
•All withdrawals before guaranteed withdrawals are activated may significantly reduce or terminate the benefit
•Excess withdrawals after guaranteed withdrawals are
activated may significantly reduce or terminate the benefit
•Minimum Income Base not available after guaranteed
withdrawals are activated
•Investment requirements limit available investment options
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 4th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•May not be available for election through the broker-dealer with which your investment advisor is affiliated
•The broker-dealer with which your investment advisor is
affiliated may require you to elect an optional Living Benefit at time of contract issue
•The Advisory Fee Program will not be available to you and
withdrawals to pay an Advisory Fee are not permitted

Return of Purchase Payment Death Benefit	Provides a death benefit based on the greater of contract value or Net Purchase Payments	0.15% (as a percentage of average daily net asset value allocated to the Variable Portfolios)
•May be elected only at time of contract issue
•Must be younger than age 86 at time of election
•Death benefit calculated differently depending on whether an optional Living Benefit has been elected
•Withdrawals may significantly reduce the benefit (including withdrawals to pay an Advisory Fee)
•May not be available for election through the broker-dealer with which your investment advisor is affiliated
•The broker-dealer with which your investment advisor is
affiliated may require you to elect an optional death benefit at time of contract issue

Maximum Anniversary Value Death Benefit	Provides a death benefit based on the greatest of contract value, Net Purchase Payments, or highest contract value on an eligible contract anniversary	0.40% (as a percentage of average daily net asset value allocated to the Variable Portfolios)
•May be elected only at time of contract issue
•Must be younger than age 81 at time of election
•Death benefit calculated differently depending on whether an optional Living Benefit was elected
•Withdrawals may significantly reduce the benefit (including withdrawals to pay an Advisory Fee)
•May not be available for election through the broker-dealer with which your investment advisor is affiliated
•The broker-dealer with which your investment advisor is
affiliated may require you to elect an optional death benefit at time of contract issue

Optional Benefits No Longer Available For Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Polaris Income Plus Flex Living Benefit	A guaranteed minimum withdrawal benefit with Income Credits and step-up opportunities	2.50% (as a percentage of Income Base)
•All withdrawals before guaranteed withdrawals are activated may significantly reduce or terminate the benefit
•Excess withdrawals after guaranteed withdrawals are
activated may significantly reduce or terminate the benefit
•Income Credits not available after the 12th benefit
anniversary
•Minimum Income Base not available on 12th benefit
anniversary if guaranteed withdrawals have been activated
•Investment requirements limit available investment options
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 4th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX E – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states
•The Advisory Fee Program will not be available to you and
withdrawals to pay an Advisory Fee are not permitted

Polaris Income Plus Daily Flex Living Benefit (For contracts issued before October 13, 2020)	A guaranteed minimum withdrawal benefit, designed for individuals who want greater investment option flexibility and more with frequent step-up opportunities	2.50% (as a percentage of Income Base)
•All withdrawals before guaranteed withdrawals are activated may significantly reduce or terminate the benefit
•Excess withdrawals after guaranteed withdrawals are
activated may significantly reduce or terminate the benefit
•Minimum Income Base not available after the earlier of 15th benefit anniversary or activating guaranteed withdrawals
•Investment requirements limit available investment options
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 4th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX E – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states
•The Advisory Fee Program will not be available to you and
withdrawals to pay an Advisory Fee are not permitted

Polaris Income Plus Daily Living Benefit	A guaranteed minimum withdrawal benefit with frequent step-up opportunities	2.50% (as a percentage of Income Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•Step-up opportunities change from daily to annually after
first withdrawal
•Investment requirements limit available investment options
•For contracts with Minimum Income Base (contracts issued
prior to September 8, 2019), Minimum Income Base not
available after the earlier of 15th benefit anniversary or first withdrawal
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 4th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX E – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states
•The Advisory Fee Program will not be available to you and
withdrawals to pay an Advisory Fee are not permitted

Optional Benefits No Longer Available For Election (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Polaris Income Plus Living Benefit	A guaranteed minimum withdrawal benefit with Income Credits and step-up opportunities	2.50% (as a percentage of Income Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•Income Credits unavailable after the 12th benefit anniversary
•Investment requirements limit available investment options
•Minimum Income Base not available on 12th benefit
anniversary if withdrawal has been taken
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 4th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX E – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states
•The Advisory Fee Program will not be available to you and
withdrawals to pay an Advisory Fee are not permitted

optional Living Benefits

General Information Applicable to All Living Benefits
These optional Living Benefits are designed for individuals and their spouses who are seeking participation in the growth potential of the stock market and desire protection features that provide guaranteed lifetime/retirement income. The Living Benefits are designed to provide the contract owner(s) lifetime income with the flexibility to activate income at any time. Polaris Income Max allows the contract owner guaranteed rising income through Income Credits prior to the Activation Date. Polaris Income Plus Daily Flex allows the contract owner greater flexibility of investment options while providing the ability for the Income Base to step up more frequently to Step-up Values. If a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. Please see DEATH BENEFITS below. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefits.
Please note that not all Living Benefits, investment options and/or Income Options may be available through the broker-dealer with which your investment advisor is affiliated. Please check with your investment advisor for availability and additional restrictions.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59½ at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax adviser concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.
Depending on the broker-dealer with which your investment advisor is affiliated, in order to purchase your contract, you may be required to elect a Living Benefit. Note: The Advisory Fee Program is not available and withdrawals to pay an Advisory Fee are not permitted if you elect (or have elected) an optional Living Benefit.
Certain Living Benefits are no longer offered or have changed since first being offered. If your contract was issued prior to May 1, 2023, please see APPENDIX F — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO May 1, 2023 for details regarding those benefits.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefits offered in your contract.
Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s) or Income Options.
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. Please see SPOUSAL CONTINUATION below.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the Contract Issue Date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.

Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day. For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the Contract Issue Date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Covered Person Changes
The Covered Person(s) may be changed in the event of Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the Maximum Annual Withdrawal Amount or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base and the Maximum Annual Withdrawal Amount to be recalculated.
Higher Anniversary Value
For Polaris Income Max, the current Anniversary Value that is greater than the current Income Base.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Income Credit
Applicable to Polaris Income Max only, the Income Credit is an amount that may be added to the Income Base prior to the Activation Date as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability Prior to the Activation Date
Polaris Income Max	The applicable Income Credit Percentage is provided in the Rate Sheet Supplement	The Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date
Polaris Income Plus Daily Flex	Not available
Income Credit Base
Applicable to Polaris Income Max only, the Income Credit Base is used solely as a basis for calculating the Income Credit prior to the Activation Date.
Income Credit Percentage
Applicable to Polaris Income Max only, a percentage of the Income Credit Base used to determine the Income Credit amount prior to the Activation Date. The current Income Credit Percentage is provided in the Rate Sheet Supplement that must accompany this prospectus.
Income Option
The Income Option is elected by You at contract issue. The Maximum Annual Withdrawal Amounts and Protected Income Payments offered in each Income Option vary by age and whether you elect one or two Covered Persons.
Income Option Change
A one-time opportunity to change the Income Option of your initial Living Benefit election on the Activation Date.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined under Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base.

Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero. The current Maximum Annual Withdrawal Percentages are provided in the Rate Sheet Supplement that must accompany this prospectus.
Minimum Income Base Percentage
Applicable to Polaris Income Plus Daily Flex only, a percentage by which the Minimum Income Base may increase on each Benefit Year Anniversary until the Activation Date. The current Minimum Income Base Percentage is provided in the Rate Sheet Supplement that must accompany this prospectus.
Minimum Income Base
Applicable to Polaris Income Plus Daily Flex only, the Minimum Income Base is a guaranteed minimum amount of the Income Base calculated on each Benefit Year Anniversary prior to the Activation Date. An annual Minimum Income Base Percentage will be applied to Purchase Payments received prior to the Activation Date.
Any withdrawal taken prior to the Activation Date will proportionately reduce all Purchase Payments used in the calculation of the Minimum Income Base.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment. The current Protected Income Payment Percentages are provided in the Rate Sheet Supplement that must accompany this prospectus.
Step-up Value
If you elect Polaris Income Plus Daily Flex, the Step-Up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Initial Annual Fee Rate, Income Credit Percentage, Minimum Income Base Percentage, Maximum Annual Withdrawal Percentages and Protected Income Payment Percentages. If you need another copy of the prospectus or Rate Sheet Supplement, please call us at the Annuity Service Center at (800) 445-7862 or visit our website at www.corebridgefinancial.com/ProductProspectuses. All Rate Sheet prospectus supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-223017.
Overview of Living Benefits
The optional Living Benefits are designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you will receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. Please see ANNUITY INCOME OPTIONS below.
You may elect one of the optional Living Benefits, both of which are guaranteed minimum withdrawal benefits, for an additional fee only at the time of contract issue. The Living Benefits may offer protection in the event your contract value declines due to unfavorable investment performance, if you live longer than expected or combination of these factors. You may never need to rely on this protection as the benefit’s value is dependent on your contract’s performance, your withdrawal activity and your longevity. If you do not expect to take any withdrawals, then electing the Living Benefit would not be appropriate. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return. If you elect a Living Benefit, prior to activating Lifetime Income, any withdrawal that reduces the contract value to zero will terminate the contract including its optional Living Benefit. However, although market performance and fees can reduce the contract value to zero, they will not result in the termination of your contract and its benefits.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit; therefore, election of the Living Benefit may not be appropriate for a contract owner who intends to take withdrawals greater than the Maximum Annual Withdrawal Amount allowable under the Living Benefit.
Please see POLARIS INCOME MAX and POLARIS INCOME PLUS DAILY FLEX below for a more detailed description of each Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. You should consider each Living Benefit thoroughly and understand it completely before deciding to elect a Living Benefit.
Polaris Income Max and Polaris Income Plus Daily Flex
How does Polaris Income Max work?
Polaris Income Max® locks in the greater of two values to determine the Income Base. The Income Base is initially equal to the first Purchase Payment. The Income Base is automatically locked in on each Benefit Year Anniversary, as the greater of (1) the Higher Anniversary Value, or (2) the Income Base increased by any available Income Credit.
Polaris Income Max offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract’s Higher Anniversary Value, or an Income Base with an annual Income Credit, if any. If you elect Polaris Income Max, you may choose from Income Options 1, 2 or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Max allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Options (the “Income Option Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of one of the original Covered Person(s). You may take withdrawals prior to the Activation Date and those withdrawals will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage. However withdrawals taken prior to the Activation Date will reduce the Income Base, Income Credit Base, and Purchase Payments in the same proportion by which the contract value is reduced by the withdrawal.
The annual Income Credit is an amount we may add to the Income Base each year prior to the Activation Date. The Income Credit is determined by multiplying the Income Credit Percentage by the Income Credit Base.
Prior to Activation Date, if withdrawals are taken, the Income Credit amount is reduced because it will be based on the proportionately reduced Income Credit Base.
On or after the Activation Date, the Income Credit will no longer be available.
Please see “How do increases to the Income Base and Income Credit Base work under Polaris Income Max?” below.
How does Polaris Income Plus Daily Flex work?
Polaris Income Plus Daily Flex® offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect Polaris Income Plus Daily Flex, you may choose from Income Options 1, 2, or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Daily Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Option (the “Income Option Change”) on the Activation Date. The Covered Person(s) Change is permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract. You may take withdrawals prior to the Activation Date and those withdrawals will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage. However, withdrawals taken prior to the Activation date will reduce the Income Base and Purchase Payments in the same proportion by which the contract value is reduced by the withdrawal.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, you will be eligible for the Minimum Income Base on every Benefit Year Anniversary prior to the Activation Date. The Minimum Income Base is a specified percentage of the Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, the Minimum Income Base will no longer increase on future Benefit Anniversaries. Please see “How do increases to the Income Base work under Polaris Income Plus Daily Flex?” below.

What are the differences between Polaris Income Max and Polaris Income Plus Daily Flex?
Living Benefit Parameter	Polaris Income Max	Polaris Income Plus Daily Flex
This Living Benefit is suitable for the type of investor	Who wants the guarantee of Income Credits prior to the Activation Date	Who wants the greater flexibility of investment options and wants a Living Benefit that provides the ability for the Income Base to step up more frequently to Step-up Values.
Minimum Income Base	N/A
Minimum Income
Base: a Minimum
Income Base
Percentage is applied
annually to Purchase
Payments received
prior to the Activation
Date. Any withdrawals
taken prior to the
Activation Date will
proportionately reduce
all Purchase Payments
used in the calculation
of the Minimum
Income Base. No
further adjustments
are made on or after
the Activation Date.

Income Credit – Prior to the Activation Date	Income Credit available – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	N/A
Income Credit – On or After the Activation Date	N/A	N/A
Frequency of Step-up Values	Annually	Daily
Investment Requirements	20% in Secure Value Account 80% in Variable Portfolios (total of 18 investment options)	10% in Secure Value Account 90% in Variable Portfolios Asset Allocation Portfolios (37 investment options) or 90% in Build Your Own Allocation (76 investment options that cross 12 asset classes)
Please consult with your investment advisor regarding which Living Benefit is appropriate for you.
The Initial Annual Fee Rate, Minimum Income Base Percentage, Maximum Annual Withdrawal Percentages, Protected Income Payment Percentages, and Income Credit Percentage are set forth in the Rate Sheet Supplement that must accompany this prospectus. If you need another copy of the prospectus or Rate Sheet Supplement, please call us at the Annuity Service Center at (800) 445-7862 or visit our website at www.corebridgefinancial.com/ProductProspectuses. All Rate Sheet prospectus supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-223017.
Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
Please see Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for specific investment requirements applicable to your Living Benefit.
How do my investment requirements impact my feature and contract?
Before you elect a Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. You may never need to rely on this protection as the benefit’s value is dependent on your contract’s performance, your withdrawal activity and your longevity. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return. Please consult your investment advisor regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes (including closures, substitutions, or mergers), we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Max?
The Lifetime Income offered by Polaris Income Max is calculated by considering the factors described below.
First,we determine if the Anniversary Value is the Higher Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary.
Second,we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third,we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit prior to the Activation Date. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date.
Fourth, we determine the Income Credit. The Income Credit is equal to the applicable Income Credit Percentage multiplied by the Income Credit Base on each Benefit Year Anniversary, prior to the Activation Date. On or after the Activation Date, the Income Credit will no longer be available.
Fifth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation

Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Maximum Annual Withdrawal Percentage, Protected Income Payment Percentage, and Income Credit Percentage. If you need another copy of the prospectus or Rate Sheet Supplement, please call us at the Annuity Service Center at (800) 445-7862 or visit our website at www.corebridgefinancial.com/ProductProspectuses. All Rate Sheet Supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-223017.
Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Max?” below.
Please see Appendix D for detailed numerical examples of how your Living Benefit is calculated.
What are the factors used to calculate Polaris Income Plus Daily Flex?
The Lifetime Income offered by Polaris Income Plus Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value. Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received, and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the Activation Date, an annual Minimum Income Base Percentage will be applied to Purchase Payments received. Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Minimum Income Base Percentage, Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage. If you need another copy of the prospectus, please call us at the Annuity Service Center at (800) 445-7862 or visit our website at www.corebridgefinancial.com/ProductProspectuses. All Rate Sheet prospectus supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-223017.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Daily Flex?” below.
Please see Appendix D for detailed numerical examples of how your Living Benefit is calculated.
How do increases to the Income Base and Income Credit Base work under Polaris Income Max?
On each Benefit Year Anniversary, prior to the Activation Date, the Income Base is automatically increased to the greater of (1) the Higher Anniversary Value; or (2) the current Income Base plus the Income Credit, if any.
On each Benefit Year Anniversary prior to the Activation Date, if the Income Base is increased to a Higher Anniversary Value, the Income Credit Base is also automatically increased to that Higher Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Higher Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
On or After Activation Date, the Maximum Annual Withdrawal Amount is recalculated each time there is an increase in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased.
How do increases to the Income Base work under Polaris Income Plus Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the Higher Step-up Value since the last Excess Withdrawal. The Income Base will no longer be increased to the Minimum Income Base on the Benefit Year Anniversary on or after the Activation Date.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Excess Withdrawal.
What are the effects of withdrawals on Polaris Income Max?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base and Income Credit Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce the Income Credit (if applicable). The reduction to the Income Credit Base will result in a lowered Income Credit amount being applied to the Income Base prior to the Activation Date. In addition, these withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000 and your Maximum Annual Withdrawal Percentage is 5%. Withdrawals greater than $6,000 would be an Excess Withdrawal. You request a withdrawal of $11,000, of which $5,000 is in excess of your Maximum Annual Withdrawal Amount. Your Income Base will be reduced proportionately to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/ ($106,000 - $6,000)]} = $114,000. The new Maximum Annual Withdrawal Amount will now be 5% of the Income Base: 5% x $114,000 which is $5,700.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
What are the effects of withdrawals on Polaris Income Plus Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000 and your Maximum Annual

Withdrawal Percentage is 5%. Withdrawals greater than $6,000 would be an Excess Withdrawal. You request a withdrawal of $11,000, of which $5,000 is in excess of your Maximum Annual Withdrawal Amount. Your Income Base will be reduced proportionately to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/ ($106,000 - $6,000)]} = $114,000. The new Maximum Annual Withdrawal Amount will now be 5% of the Income Base: 5% x $114,000 which is $5,700.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income, the Minimum Income Base will no longer increase on future Benefit Anniversaries.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
How can I change my Income Option Election?
You may change your Income Option election on the Activation Date. If you change your Income Option election on the Activation Date, an annualized fee applies. Once Lifetime Income begins, you may not change your Income Option election.
What is the fee for Polaris Income Max and Polaris Income Plus Daily Flex?
The fee for Polaris Income Max and Polaris Income Plus Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. Please see APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. In addition, if you change your Income Option on the Activation Date, your annual fee will increase on the next Benefit Quarter Anniversary. Please see fee table below:
Polaris Income Max Fee
Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	2.50%	0.60%	±0.40%
Two Covered Persons	2.50%	0.60%	±0.40%
*
The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable initial annual fee rate.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*
The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The initial annual fee rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME MAX AND POLARIS INCOME PLUS DAILY FLEX FEE.
For Polaris Income Max, an increase in the Income Base due to an addition of an Income Credit, attaining a new Higher Anniversary Value or an addition of subsequent Purchase Payments will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income
Base, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit prior to the Activation Date will lead to paying a higher fee in any given period than without the addition of the Income Credit because the Income Credit may increase the Income Base. You will be assessed a non-refundable fee each quarter regardless of whether you activate Lifetime Income.
For Polaris Income Plus Daily Flex, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date,
If the contract value is reduced to zero as a result of any withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date,
If the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.
The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to all optional living benefits

When and how may I elect a Living Benefit?
A Living Benefit must be elected at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Max:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	50	80
Joint Owners(3)	50	80
(1)
Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)
Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)
Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.

Polaris Income Plus Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)
Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)
Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)
Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•
Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•
Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•
Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)
You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base, Income Credit Base, if applicable, and the Purchase Payments used to calculate the Minimum Income Base, if applicable.
On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess

Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Max?”and“What are the effects of withdrawals on Polaris Income Plus Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
The age at which you must begin taking RMDs is 73 (if you were born January 1, 1951 or later), 72 (if you were born on or after July 1, 1949, and before January 1, 1951), or 70 ½ (if you were born before July 1, 1949).
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
Note: Prior to the Activation Date, if the contract value goes to zero due to a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Max work?” and “How does Polaris Income Plus Daily Flex work?” above.
For Polaris Income Max only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Higher Anniversary Values or if applicable, any Income Credit prior to the Activation Date, while the contract value is greater than zero.
For Polaris Income Plus Daily Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries prior to the Activation Date. On or after the Activation Date, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. Please see DEATH BENEFITS below.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date, if the contract value is greater than zero, You must select one of the following options:
1.
Annuitize by selecting from choices a. or b. below:
a.
elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments under the contract’s annuity provisions as described under ANNUITY INCOME OPTIONS; or
b.
elect to receive Lifetime Income under Your Living Benefit option by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.
Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above. Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract value goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 4th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-4	4th Benefit Year Anniversary
Years 4+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Max or Polaris Income Plus Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into the money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity
Service Center. Please see APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
 Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)
Annuitization of the contract; or
(ii)
Termination or surrender of the contract; or
(iii)
A death benefit is paid resulting in the contract being terminated; or
(iv)
Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)
On or after the Activation Date, any Excess Withdrawal that reduces the contract value and Income Base to zero; or
(vi)
Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)
A change that removes all of the original Covered Persons from the contract; or
(viii)A Change of the Owner or Assignment; or
(ix)
You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Death Benefits

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You should discuss the available options with your investment advisor to determine which option is best for you.
Certain death benefit options are either no longer offered or have changed since first being offered. If your contract was issued prior to September 9, 2019 please see APPENDIX G – DEATH BENEFITS FOLLOWING

SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019.
We do not pay a death benefit if:
•
your contract value is reduced to zero; or
•
you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. Please see ANNUITY INCOME OPTIONS.
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g. Trust)	Annuitant
Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.
•
If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.
•
If the Owner is a non-natural person then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
•
If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.
Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
Satisfactory proof of death includes, but may not be limited to:
(1)A certified copy of the death certificate; or
(2)A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)A written statement by a medical doctor who attended the deceased at the time of death.
When Death Benefits are Calculated
•
All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.
The contract value will remain invested pursuant to the Owner's latest allocation instructions on file subject to the limitations described in this prospectus, until we receive notification of death and/or death claim paperwork in Good Order. Thereafter, a Beneficiary may elect one of the death settlement options by contacting the Annuity Service Center.
If we receive notification of the Owner’s death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL, US Life and/or VALIC to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.
Death Benefit Settlement Options
Your Beneficiary must elect one of the following settlement options after providing required documentation, including satisfactory proof of death, in Good Order.
•
Lump sum payment; or
•
Annuity Income Option; or
•
Continue the contract as the spousal Beneficiary, or under a Beneficiary continuation option; or
•
Payment option that is mutually agreeable between you and us
In general, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s life expectancy or a shorter period. Payments associated with such election must begin within one year of death. Federal tax law may limit the Beneficiary’s death benefit and payout options available after your death. Please see ANNUITY INCOME OPTIONS.
Beneficiary Continuation Programs
Please consult a tax adviser regarding tax implications about your particular circumstances if you are considering a Beneficiary Continuation option.

Extended Legacy Program
The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program. The program may not be elected in conjunction with any other settlement option.
Upon election of the Extended Legacy Program:
•
The contract continues in Owner’s name for the benefit of the Beneficiary who elected the Extended Legacy Program.
•
The Beneficiary may withdraw all or a portion of the contract value at any time.
•
The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.
Upon election of the Extended Legacy Program, the beneficiary may choose to receive the death benefit under (1) a 5-year settlement option or (2) in the form of withdrawals for a longer period of time:
Under the 5-year settlement option, the Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed no later than five years from the date of death of the Owner of the contract.
Note:  For IRA’s, if an IRA Owner died prior to January 1, 2020, the 5-year settlement option is not available if the date of the Owner's death occurred after the required beginning date for distributions.
If the Beneficiary elects to take the death benefit in the form of withdrawals over a longer period of time:
•
Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary’s life expectancy as determined in the calendar year after the Owner’s death, with the flexibility to withdraw more than the IRS required minimum distribution.
•
Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31 of the year following the year of the Owner’s death for IRAs.
Note: For IRAs, if the Owner’s death occurred on or after January 1, 2020, choosing to receive the death benefit in the form of withdrawals for a longer period of time is only available for a Spousal Beneficiary or a Non-Spousal Beneficiary who is less than 10 years younger than the IRA Owner. Other Non-Spousal Beneficiaries may instead elect the 5-year settlement option, if available.
If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceeds contract value.
We will process an Extended Legacy election as of the date we receive the following in Good Order at the Annuity Service Center:
•Death Claim form electing Extended Legacy Program; and
•Satisfactory proof of death of the original Owner.
Upon the Beneficiary’s request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased.
Restrictions on Extended Legacy Program
•
The Extended Legacy Program cannot be elected with rollover contracts from other companies.
•
No Purchase Payments are permitted.
•
Living Benefits and optional death benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted.
•
In the event of the Beneficiary’s death, any remaining contract value will be paid to the person(s) named by the Beneficiary.
•
The contract may not be assigned and ownership may not be changed or jointly owned.
•
Any Fixed Accounts and/or DCA Fixed Accounts that may have been available to the original Owner will no longer be available for investment.
Expenses
We will charge the Beneficiary an annual Base Contract Expense of 0.40%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.
Investment Options
•
The Beneficiary may transfer funds among the available Variable Portfolios; and
•
Variable Portfolios may differ from those available to the original Owner.
Inherited Account Program
The Inherited Account Program, if available, can allow a Beneficiary of another company’s annuity contract to transfer their inherited Non-Qualified deferred annuity or certain Beneficiaries to transfer their inherited IRA to fund a new contract issued by the Company.
•
The Beneficiary of the transferred contract becomes the Owner (as the Beneficiary of the deceased) of the contract issued by us.

•
The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified deferred annuity contracts.
•
Once the contract is issued, a systematic withdrawal program must be established and cannot be terminated.
•
Upon your death, your designated Beneficiary will receive the Contract Value death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.

We will process an Inherited Account election as of the date we receive the following at the Annuity Service Center:
•Inherited Account and Required Minimum Distribution Election Form; and
•New contract application
Restrictions on Inherited Account Program
•
No Purchase Payments are permitted after the contract has been issued.
•
Optional Living Benefits cannot be elected under the Inherited Account Program.
•
The contract may not be assigned and ownership may not be changed or jointly owned.
Expenses
The contract issued is subject to the same fees and charges applicable to any Owner of the contract.
Investment Options
All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options.
Death Benefit Defined Terms
The term “Net Purchase Payment” is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.
We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals (which includes withdrawals to pay an Advisory Fee, if applicable). Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.
The term “Withdrawal Adjustment” is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal.
Prior to the Activation Date: Any withdrawal taken reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value.
On or after the Activation Date: Any withdrawal taken reduces the death benefit as follows:
Withdrawal taken:	Withdrawal Amount
	Up to MAWA	In Excess of MAWA
Before your 81st birthday	By the dollar amount which equals each withdrawal taken	Proportionately by the percentage by which Excess Withdrawal reduced the contract value
On or after your 81st birthday	Proportionately by the percentage that withdrawals reduced the contract value
•
If cumulative Lifetime Income withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each Lifetime Income withdrawal.
•
If cumulative Lifetime Income withdrawals for the current contract year are taken prior to your 81st birthday and are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount (Excess Withdrawal) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
•
Any Lifetime Income withdrawal taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which each Lifetime Income withdrawal reduced the contract value.
The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.
Death Benefit Options
Contract Value Death Benefit
The Contract Value death benefit is equal to the contract value on the business day during which we receive all required documentation.
The following Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.

Depending on the broker-dealer with which your investment advisor is affiliated, in order to purchase your contract, you may be required to elect the Return of Purchase Payment death benefit or the Maximum Anniversary Value death benefit. Please note that not all Death Benefit options may be available through the broker-dealer with which your investment advisor is affiliated. Please check with your investment advisor for availability and additional restrictions.
Return of Purchase Payment Death Benefit
For an additional fee, you may elect the Return of Purchase Payment death benefit described below which can provide greater protection for your beneficiaries. You may only elect the Return of Purchase Payment death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The annualized fee for the Return of Purchase Payment death benefit is 0.15% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Return of Purchase Payment death benefit can only be elected prior to your 86th birthday.
The following describes the Return of Purchase Payment death benefit without election of a Living Benefit:
The death benefit is the greater of:
1.
Contract value; or
2.
Net Purchase Payments.
The following describes the Return of Purchase Payment death benefit with election of a Living Benefit:
The death benefit is the greater of:
1.
Contract value; or
2.
Purchase Payments reduced by:
a.
any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated; or
b.
any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
Please see Appendix H for examples of how your death benefit is calculated.
Maximum Anniversary Value Death Benefit
For an additional fee, you may elect the Maximum Anniversary Value death benefit described below which can provide greater protection for your Beneficiaries. You may only elect the Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the
Maximum Anniversary Value death benefit is 0.40% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.
The Maximum Anniversary death benefit may not be available through the broker-dealer with which your investment advisor is affiliated. Please check with your investment advisor for availability and additional restrictions.
The following describes the Maximum Anniversary Value death benefit without election of a Living Benefit:
The death benefit is the greatest of:
1.
Contract value; or
2.
Net Purchase Payments; or
3.
Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.
The following describes the Maximum Anniversary Value death benefit with election of a Living Benefit:
The death benefit is the greatest of:
1.
Contract value; or
2.
Purchase Payments reduced by:
a.
any Withdrawal Adjustments, if the Living Benefit has not been terminated; or
b.
any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated; or
3.
Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death and reduced by:
a.
any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or
b.
any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

The anniversary value for any year is equal to the contract value on the applicable anniversary.
Please see Appendix H for examples of how your death benefit is calculated.
Spousal Continuation
The Continuing Spouse may elect to continue the contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the contract.
Upon election of Spousal Continuation:
•
Generally, the contract, its benefits and elected features, if any, remain the same.
•
Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. Please see EXPENSES.
•
Continuing Spouse may not terminate the Return of Purchase Payment death benefit or the Maximum Anniversary Value death benefit if elected at contract issue.
•
Continuing Spouse will be subject to the investment risk of Variable Portfolios, as was the original Owner.
Non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation, under current tax law.
Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date (“Continuation Contribution”), if any. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse’s death.
We will process a spousal continuation as of the date we receive the following at the Annuity Service Center:
•Death Claim form; and
•Satisfactory proof of death of the original Owner.
We will add any Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and satisfactory proof of death of the original Owner (“Continuation Date”) at the Annuity Service Center.
The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. If you elected the Return of Purchase Payment death benefit or the Maximum Anniversary Value death benefit, the death benefit payable upon the Continuing Spouse’s death would differ depending on the Continuing Spouse’s age on the Continuation Date. Please see APPENDIX B – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION for a discussion of the death benefit calculations upon a Continuing Spouse’s death.
Please see APPENDIX G – DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019 for details regarding those benefits.
Please see OPTIONAL LIVING BENEFITS above for information on the effect of Spousal Continuation on these benefits.
Impact of the Deduction of Advisory Fee Withdrawals on Death Benefits
If an Advisory Fee is withdrawn from your contract, the deduction of the Advisory Fee withdrawal may reduce the death benefit. The examples below assess the impact of the Advisory Fee withdrawals on the contract's death benefit assuming an initial $100 deposit and no additional payments and no withdrawals.
(1)If, at the end of the year, the contract value increases to $120 and the Advisory Fee withdrawal is $1, the contract value is reduced to $119. If you die, your contract's death benefit is equal to one of the following depending on your contractual guarantee:
•
Contract Value: $119
•
Return of Purchase Payment: $119, the greater of $119 (Contract Value) and $99 ($100 Premium minus $1 Advisory Fee withdrawal)
•
Maximum Anniversary Value: $129, assuming the Maximum Anniversary Value prior to the Advisory Fee withdrawal was $130, the death benefit would be the greater of $119 (Contract Value), $119 (Return of Purchase Payment), $129 ($130 previous Maximum Anniversary Value minus $1 Advisory Fee withdrawal).
(2)If, at the end of the year, the contract value decreases to $90 and the Advisory Fee withdrawal is $1, the contract value is reduced to $89. If you die, your contract's death benefit is equal to one of the following depending on your contractual guarantee:
•
Contract Value: $89
•
Return of Purchase Payment: $99, the greater of $89 (Contract Value) and $99 ($100 Premium minus $1 Advisory Fee withdrawal)
•
Maximum Anniversary Value: $129, assuming the Maximum Anniversary Value prior to the Advisory Fee withdrawal was $130, the death benefit would be the greater of $89 (Contract Value), $99 (Return of Purchase Payment), and $129 ($130 previous Maximum Anniversary Value minus $1 Advisory Fee withdrawal).

Expenses

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.

•
Based Contract Expenses
•
Underlying Fund Expenses
•
Transfer Fee
•
Optional Living Benefit Fees
•
Optional Death Benefit Fees
Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your investment advisor. We will not increase certain contract fees, such as Base Contract Expenses for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see APPENDIX E — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific expenses.
We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.
Third Party Investment Advisory fee
This variable annuity is designed for those who have hired an investment advisor to provide investment advice for an advisory fee. The advisory fee charged by your investment advisor is separate from and in addition to the fees and charges detailed in this prospectus and is covered by a separate agreement between you and your investment advisor. The Company is not party to the separate agreement between you and your investment advisor. The investment advisor you hire to provide investment advice is acting solely on your behalf and not on the behalf of the Company. The Company does not provide investment advice, including whether you should purchase this variable annuity or how to allocate your Purchase Payments. If permitted by your investment advisor, you may (but are not required to) request your Advisory Fee be withdrawn from your contract and paid directly to your investment advisor. To request your Advisory Fee be withdrawn from your contract, you must complete an authorization form which we will provide to you. The Advisory Fee will be capped at 1.5% of your annualized contract value and must relate exclusively to investment advice related to your contract. The cap for the Advisory Fee may be lowered periodically at our discretion and will be listed on our Advisory Fee authorization form. The Advisory Fee is treated as a withdrawal in that it will reduce your contract value and death benefits and may be subject to federal and state income taxes and a 10% IRS tax penalty. Regardless of whether you hire an investment advisor, you may rely on a broker-deal to purchase your contract. In certain instances, the broker-dealer you relied on in the purchase of your contract may also be your investment advisor and provide you with investment advice.
Base Contract Expenses	0.40%
(annualized charge as a percentage of the average daily ending net asset value allocated to Variable Portfolios)
The Base Contract Expense (also referred to as Separate Account Charge) compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.
Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.
If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 0.40% of the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
Underlying Fund Expenses
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Investment Management Fees
Investment management fees are set by the Underlying Funds’ own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.
Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Funds. If you invest in a Master Fund, the

Accumulation Unit value will also reflect the investment management fee and other expenses of the corresponding Master Fund.
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Transfer Fee
After 15 Transfers	$25
We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.
In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
Optional Living Benefit Fees
The Living Benefit fees will be calculated as a percentage of the Income Base for all years in which the Living Benefits are in effect. The Living Benefit fee is charged and received by the Company in consideration of the Living Benefit guarantees provided to you.
The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Secure Value Account, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.
We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
Polaris Income Max Fee
Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	2.50%	0.60%	±0.40%
Two Covered Persons	2.50%	0.60%	±0.40%
*
The fee rate can decrease or increase no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the
Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable initial annual fee rate.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*
The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The initial annual fee rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.
Any fee adjustment is based on a non-discretionary formula tied to the VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.
Please see APPENDIX E — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee.
Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME MAX AND POLARIS INCOME PLUS DAILY FLEX FEE.
If your contract was issued prior to May 1, 2023, please see APPENDIX F — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2023, for applicable fees. If you purchased your contract on or after May 1, 2023, please see APPENDIX I - LIVING BENEFIT RATES FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2023.
Optional Death Benefit Fees
Return of Purchase Payment Death Benefit Fee
If you elect the Return of Purchase Payment death benefit, the fee is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s).

Maximum Anniversary Value Death Benefit Fee
If you elect the Maximum Anniversary Value death benefit, the fee is 0.40% of the average daily ending net asset value allocated to the Variable Portfolio(s).
Premium Tax
Certain states charge the Company a tax on Purchase Payments that ranges from 0% to 3.5%. Some states assess this premium tax when the contract is issued while other states only assess the tax upon annuitization. The Company may advance any tax amount due, but we will deduct such amount from your contract value only when and if you begin the Income Phase (annuitization).
Income Taxes
We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.
Reduction or Elimination of Fees, Expenses and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

Payments in connection with distribution of the contract

Payments We Make
We make payments in connection with the distribution of the contracts that generally fall into the two categories below.
Additional Cash Compensation. We may enter into agreements to pay the investment advisor’s associated firms (“Firms”) support fees in the form of additional cash compensation (“revenue sharing”) in the form of a wholesaling fee or marketing allowance. These revenue sharing payments may be intended to reimburse these Firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee.
These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the Firm’s investment advisory personnel about our contracts, our participation in sales conferences and educational seminars and for the Firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that Firm.
We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with the Firms, including affiliated and non-affiliated Firms based on various factors. These special compensation arrangements are not offered to all Firms and the terms of such arrangements may vary between Firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.
We provide a list of firms to whom we paid annual amounts greater than $15,000 under these revenue sharing arrangements in 2025 in the Statement of Additional Information which is available upon request.
Non-Cash Compensation. Some investment advisory personnel, including potentially your investment advisor, and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for investment advisory personnel to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules, as applicable. We do not assess a specific charge directly to you or your separate account assets in order to cover sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support. Revenue sharing arrangements may provide the Firms and/or their investment advisory personnel with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a Firm does not receive the same level of additional compensation. You should discuss with your Firm and/or its relevant investment advisory personnel (your investment advisor) how they are compensated for their advice related to the contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.
Payments We Receive
We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.
We and our affiliates generally receive two kinds of payments described below.
Administrative, Marketing and Support Service Fees. We receive compensation of up to 0.70% annually based on assets under management from certain Trusts’ investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts’ investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant.
Other Payments. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor’s, subadvisor’s or distributor’s participation.
In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

Annuity Income Options

The Income Phase
What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as “annuitizing” your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.
Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your investment advisor and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary (“Annuity Date”) and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.
If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth. Your Latest Annuity Date is defined as the first NYSE business day of the month following your 95th birthday.
How do I elect to begin the Income Phase?
You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.
What is the impact on the living and death benefits if I annuitize?
If you annuitize, you may choose to take annuity income payments or withdrawals under your Living Benefit. Prior to annuitizing, you should seek advice on whether taking annuity income payments under the contract or guaranteed withdrawals under a Living Benefit are more advantageous to you. Upon annuitizing the contract, the death benefit will terminate. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under the Living Benefit, you will receive your Protected Income Payment under the Living Benefit. Please see OPTIONAL LIVING BENEFITS and DEATH BENEFITS above.

Annuity Income Options
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made.
Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the survivor's annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.
The value of an Annuity Unit, regardless of the option chosen, takes into account Base Contract Expense which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.
Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

Please see OPTIONAL LIVING BENEFITS above for annuity income options available under the Living Benefits.
Fixed or Variable Annuity Income Payments
You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.
Annuity Income Payments
We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:
•
for life income options, your age when annuity income payments begin; and
•
the contract value attributable to the Variable Portfolios on the Annuity Date; and
•
the 3.5% assumed investment rate used in the annuity table for the contract; and
•
the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.
If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.
The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate (“AIR”) of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.
Deferment of Payments
We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. Please see ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

Taxes

The federal income tax treatment of annuity contracts or retirement programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and is not intended as tax advice, either general or individualized, nor should be interpreted as providing any predictions or guarantees of a particular tax treatment. This discussion is based upon the Company’s understanding of current tax rules and interpretations. Finally, this discussion does not address all federal income tax consequences of transactions (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should consult a tax adviser about the application of tax rules found in the Internal Revenue Code of 1986, as amended (“IRC” or “the Code”), Treasury Regulations, applicable Internal Revenue Service (“IRS”) guidance, and any regulatory developments to your individual situation. We do not guarantee the tax status or treatment of your annuity contract.
Tax rules vary, depending on whether the contract is offered under an individual retirement account or annuity (a Qualified contract), or a Non-Qualified contract.
Non-Qualified Contracts
Tax Status of Non-Qualified Contracts
In General
Generally, the increases in the value of a contract are not taxed until a distribution occurs. The taxable portion of the distribution is taxed at ordinary income tax rates. However, this tax deferral is only available if the contract satisfies certain federal tax rules and requirements, described next. We do not guarantee the tax status or treatment of your contract. The remainder of the discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes.

Late Annuity Start Date
If the contract’s annuity start date occurs (or is scheduled to occur) at a time when the Owner has reached an advanced age, it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the contract could be currently includable in the Owner’s income.
Diversification
For a contract to be treated as a variable annuity for federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. Under the regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.
If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Underlying Funds to comply with these Treasury Regulations.
Investor Control
Under certain circumstances, you, and not the Company, could be treated as the owner of the assets held in the Separate Account under your Non-Qualified contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract rather than at the time of withdrawal.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over such assets depends on all of the relevant facts and circumstances. However, Revenue Rulings 2003-91 and 2003-92 provide that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of such assets. The Revenue Rulings provide that if, based on all the facts and circumstances, you do not have direct or indirect control over such assets, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the contract does not give you investor control over such assets, we reserve the right to modify the contract as necessary to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.
Non-Natural Owners
A trust or corporation or other Owner that is not a natural person (“Non-Natural Owner”) should consult a tax adviser. Generally, the Code does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s “income on the contract” (as defined in the tax law). However, certain exceptions may apply, such as for contracts held by a trust or other entity as an agent for a natural person or contracts held by certain employer sponsored retirement arrangements. If an exception applies, the entity’s general interest deduction under the Code may be limited. Finally, certain non-qualified deferred compensation plans are subject to special tax rules. Please consult a tax advisor if you are a Non-Natural Owner of a contract.
Tax Treatment of Purchase Payments
Purchase Payments paid to a Non-Qualified contract are neither excludible from the gross income of the contract Owner nor deductible for tax purposes. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract less any amounts previously received from the contract that were not includible in income.
Tax Treatment of Distributions
Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified contract, the IRC generally treats such withdrawals as taxable to the extent your contract value before the withdrawal (determined before the application of any surrender charge) exceeds your cost basis. Partial withdrawals from a Non-Qualified contract that has Purchase Payments made before August 14, 1982, are an important exception to this general rule and are treated as first coming from the pre-August 14, 1982 Purchase Payments.
Amounts received under an automatic withdrawal plan are treated as withdrawals and not annuity payments for purposes of calculating taxable income.
Optional Living Benefits/Other Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional Living Benefit.
Full Surrenders
In the case of a full surrender of a Non-Qualified contract, the amount received on surrender is taxable to the extent it exceeds the cost basis.
Assignments and Gratuitous Transfers
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to a divorce) you will owe federal income tax on the contract’s cash surrender value to the extent it exceeds your cost basis. The transferee’s cost basis will be increased to reflect the amount the transferor includes in income.
An assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract will be treated as a withdrawal. If the entire contract value is assigned or pledged, subsequent increases in the contract value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount included in income with respect to such assignment or pledge.
Aggregation Rule
If you purchase multiple non-qualified annuity contracts from the same insurance company (or its affiliates), within the same calendar year, the IRS generally requires these annuity contracts to be aggregated and treated as a single contract for purposes of determining the taxable income associated with any distribution taken from the contracts for tax purposes. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, the contracts may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including determining whether the contract is an immediate annuity contract.) Aggregation impacts the amount of the distributions described above that is subject to taxation (and potentially subject to the 10% additional tax, if applicable). Owners should seek their own tax advice if you are purchasing more than one annuity from the same insurance company (or its affiliates) in the same calendar year.
Annuity Payments
If you annuitize your Non-Qualified contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your cost basis. The portion of each annuity income payment that is considered a return of your cost basis will not be taxed. Your annuity income payment will be considered fully taxable after you have received a return of the entire amount of your cost basis.
Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from a Non-Qualified annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Upon death, any remaining amounts in the contract must be distributed in accordance with the requirements under the Code. For deaths that occur after the contract’s annuity start date, payments under the annuity option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For deaths that occur prior to the contract’s annuity start date, the entire interest in the contract can be paid in one of the following manner:
1.
Lump sum payment of the death benefit.
2.
Payment of the entire death benefit within five years of the date of any Owner’s death.
3.
Payment of the death benefit over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Under this option, distributions must begin within one year of the date of any Owner’s death. Note - This option is not available for a Beneficiary that is a non-natural person.
4.
Spousal Option Only. The spousal Beneficiary can elect to treat the annuity contract as their own.
Special rules apply if the Owner is a non-natural person, where the annuitant is generally treated as the Owner.
10% Additional Tax
The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;

•
under an immediate annuity contract; or
•
when attributable to Purchase Payments made prior to August 14, 1982.
Other exceptions may available depending on contract type and your circumstances. Please consult your tax advisor or www.irs.gov for more information.
Net Investment Income Tax
There is a 3.8% tax on net investment income for Owners with Modified Adjusted Gross Income (“MAGI”) that exceeds certain thresholds based on the type of filer. Further information may be found on www.irs.gov. For this purpose, net investment income generally will include taxable distributions from a Non-Qualified contract. It is also possible the tax could apply to other taxable amounts relating to your Non-Qualified contract. Please consult your tax advisor. This tax generally does not apply to Qualified contracts; however, taxable distributions from such contracts may be considered in determining the MAGI threshold.
Tax Treatment of Exchanges
The Non-Qualified contract may be issued in exchange for all or part of another annuity contract that you own. In addition, the contract Owner may be permitted to exchange the contract for a new annuity contract prior to the commencement of annuity income payments. A full or partial exchange of one annuity contract for another is a tax-free transaction under IRC section 1035, provided that the requirements of that section are satisfied. Please note that the exchange may be tax reportable. If you exchange part of an existing annuity contract for another annuity contract, and within 180 days of the exchange you receive a distribution other than certain annuity payments, the exchange may not be tax free. You should consult a tax advisor when exchanging part or all of an annuity contract.
Qualified Contracts
In General
You will get no additional tax advantage from this contract if you are investing through a Qualified contract beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, protection through Living Benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.
The terms of the plan may limit the rights otherwise available under the contracts. The Code and, if applicable, your contract, may have limitations and restrictions such as: the amount that can be contributed; the form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Some of these limitations are adjusted annually. Please see www.IRS.gov or consult your tax advisor.
The following are general summary descriptions of the types of arrangements with which the Qualified contracts may be used. Not all types will be available under your contract. Descriptions of such arrangements are not exhaustive and are for general information purposes only. The tax rules regarding Qualified contracts are very complex and will have differing applications depending on individual facts and circumstances. Each prospective purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified contract.
Note that the Company no longer issues new Qualified contracts other than IRAs, SEP IRAs, or ROTH IRAs.
Traditional Individual Retirement Annuities (IRA), SEP IRA, or Roth IRA
The IRA Disclosure Statement, ROTH IRA Disclosure Statement, or Traditional, SEP, and Roth Individual Retirement Annuity (IRA) Combined Disclosure Statement which was received at the time of original issue of your IRA, SEP IRA or Roth IRA contains information about eligibility, contribution limits, distribution restrictions and other tax information. For further information about contributions and distributions from your IRA, please see Publications 590-A and 590-B on the IRS website at www.irs.gov.
Traditional Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts (adjusted annually) may be contributed to an IRA. Such contributions may be deductible, depending on your modified gross income.
Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement account called a Roth IRA. Contributions to a Roth IRA are not deductible, but distributions are tax-free if certain requirements are satisfied. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can make regular cash contributions.
Simplified Employee Pension Plan (“SEP”) IRA
Sole proprietors, partnerships, and corporations, including S corporations, can set up SEPs. Employer contributions under a SEP are made to a separate IRAs established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees’ compensation. Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP (known as SARSEPs).
Tax Treatment of Purchase Payments
For IRAs, Purchase Payments can be made as a pre-tax or after-tax contribution. If you make contributions on a pre-tax basis, then you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a non-deductible traditional IRA.
Limitations and restrictions may apply to Purchase Payments. Please refer to www.IRS.gov for further information, as these limitations and restrictions may be based on several factors.
Various penalty and excise taxes may apply to contributions made in violation of applicable contribution limits. You should consult a qualified tax advisor associated with any questions related to the contribution to or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Tax Treatment of Distributions
All distributions are tax at ordinary income tax rates. Various penalty taxes may apply to distributions made in violation of applicable requirements. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts. You should consult a qualified tax advisor associated with any questions related to the distribution or transfer from an IRA, or Roth IRA.
Non-Roth Qualified Contracts. Distributions from Qualified contracts other than Roth IRAs are taxable, except to the extent allocable to after-tax contributions or non-deductible traditional IRA contributions.
Roth IRAs. “Qualified” distributions from Roth IRAs upon attainment of age 59½, upon death or disability, or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer’s first Roth IRA. Qualified distributions may be subject to state income tax in some states. Special tax rules will apply to distributions that are not qualified and such distributions are generally subject to the same 10% additional tax on amounts included in income as for other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% additional tax if the distribution of those contributions is made within five years of the rollover or conversion.
Roth IRA Conversions. All persons may be eligible to convert a distribution from a traditional IRA into a Roth IRA. Conversions from qualified contracts into Roth IRAs normally require taxes to be paid in the year of the conversion on any previously untaxed amounts included in the amount converted. The taxable value of such a conversion may consider the value of certain benefits under the contract.
Annuitization. If you annuitize your Qualified contract, special tax rules apply to determine the taxable amount of your annuity income payment depending on your Qualified Arrangement. Please consult your tax advisor.
10% Additional Tax. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner of a Qualified contract reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC); and
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary.
Other exceptions may be applicable under certain circumstances. In addition, you may be able to repay certain distributions if certain requirements are satisfied.
Direct and Indirect Rollovers
A rollover distribution from an IRA, may generally be rolled over into another IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.
A rollover distribution may be transferred as a direct or indirect rollover. In a direct rollover, the funds are directly transferred from one Qualified Arrangement to another. In an indirect rollover, the individual receives a distribution from the Qualified Arrangement and reinvests it in another Qualified Arrangement within 60 days of the distribution. For indirect rollovers, you must include in your income for the year the taxable amount of any portion of the distribution that you do not roll over.
Individuals are only permitted to make one indirect rollover from an IRA to another IRA in any one-year period. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.
You should always consult your tax adviser before you move or attempt to move any funds.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits (if applicable to your contract) are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% additional tax described above if the Owner is under 59½, unless another exception applies. The IRS may consider these benefits “incidental death benefits” or “life insurance.” You should consult your tax adviser regarding these features and benefits prior to purchasing a Qualified contract. See below for required distributions after the death of the Owner.
Required Minimum Distributions
Your required minimum distribution (RMD) is the minimum amount you must withdraw from your Qualified contract each year after your required beginning date. The RMD rules do not apply to ROTH IRAs when the owner is alive..
Failure to satisfy the minimum distribution requirements may result in an excise tax. A 25% excise tax may be assessed on any RMD that is required but not taken timely. However, if the late RMD is taken within a two-year period, the penalty may be reduced to 10% if certain conditions are satisfied. You should consult your tax adviser for more information.
Required Beginning Date
Generally, the IRC requires that you begin taking annual distributions from Qualified contracts by December 31 of the calendar year in which you attain the “applicable age”:
•
Age 75 if you were born January 1, 1960 or later.
•
Age 73 if you were born on or after January 1, 1951, and before January 1, 1960.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
You may choose to delay your first distribution until April 1 of the calendar year following in which you reach the applicable age. However, if you choose to delay your first distribution, you will be required to withdraw your second RMD on or before December 31 in that same year. For each year thereafter, you must withdraw your RMD by December 31.
Combining Distributions from Multiple Qualified Contracts
If you own more than one IRA, you may be permitted to take your RMD in any combination from your IRAs.
Automatic Withdrawal Option
If available, you may elect to have the RMD amount for your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy, and we do not guarantee the accuracy of our calculations.
Impact of Optional Benefits
The annuity contract value used to determine RMDs includes the actuarial present value of other benefits under the Qualified contract, such as enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger RMD. This does not apply to RMDs made under an irrevocable annuity income option.
We recommend you consult your tax adviser concerning your required minimum distribution.
Required After Death Distributions
Upon death, any remaining amounts in the Qualified contract must be distributed in accordance with the requirements under the IRC. The timing of these distributions will depend on whether the death occurs before the Owner was required to take RMDs, the type of Beneficiary, and the Beneficiary’s relationship to the deceased Owner. The information provided below applies to Owners who die after 2019 (after 2021 for certain governmental and collectively bargained retirement plans). For Owners’ deaths prior to such dates, individuals should consult a tax advisor regarding the applicable after-death distribution requirements.
Eligible designated Beneficiaries (“EDB”) are generally a natural person designated as a Beneficiary (“designated beneficiaries”) who are also:
•
the surviving spouse of the Owner; or
•
an individual who is not more than ten years younger than the Owner.
If the Beneficiary is an EDB, the entire amount in the contract generally must be paid to the EDB:
•
if the owner had not reached their required beginning date for RMDs
○
within 5 years after the owner’s death, or
○
by December 31st of the year following the year of death and be paid over the lifetime or single life expectancy of the EDB; or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the Owner and all amounts must be distributed within 5 years of the owner’s death.
Exceptions to this rule may apply in the case of an EDB who is also the Owner’s spouse.

If a Beneficiary is a designated beneficiary, the entire amount in the Contract must be distributed either:
•
if the Owner had not reached their required beginning date for RMDs, within 5 years after the owner’s death, or
•
if the Owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the Owner and all amounts must be distributed within 5 years of the owner’s death.
If the Beneficiary is not a designated beneficiary or an EDB, the Beneficiary must receive the entire amount in the contract:
•
if the Owner had not reached their required beginning date for RMDs, within 5 years after the owner’s death, or
•
if the Owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the Owner.
Additional rules, requirements, and exceptions may apply. Please consult a tax advisor.
Gifts, Pledges, Assignments of and/or Loans from a Qualified Contract
Qualified contracts are prohibited from being transferred, assigned or pledged as security for a loan. This generally does not apply to an assignment pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
You should consult a tax advisor as to the availability of these and any other exceptions.
Tax Withholding and Reporting
In General
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of federal withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If an election out of withholding or election of another amount is not made, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, and the payee was single with no adjustments, or (2) for other distributions, at the rate of 10%. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address. We are also required to withhold if you do not provide a valid TIN.
State income tax withholding rules vary, and we will withhold based on the rules of your state of residence. Your state may require any election associated with withholding to be undertaken on the state’s prescribed form.
Special tax rules apply to withholding for non-United States persons, and we generally withhold income tax for such non-United States persons at a rate of 30% of the taxable amount. A different withholding rate may be applicable to a non-United States person based on the terms of an existing income tax treaty between the United States and the non-United States person’s country. To qualify for any reduced withholding, the non-United States person must provide applicable certifications under Form W-8 BEN-E, Form W-8IMY, or other applicable form. Any Form W-8, including the Form W-8 BEN-E and Form W-8IMY, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. Note, any payments made to a foreign entity, where such entity fails to provide the applicable certifications, may result in a 30% withholding on certain gross payments, which could include distributions from annuity contracts.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose generation skipping transfer tax when all or a part of an annuity contract is transferred (including a death benefit paid) to an individual two or more generations younger than the owner. The Company may be required to undertake withholding associated with such a transaction. Contract Owners should consult a tax advisor with any questions.
Advisory Fees
Non-Qualified Contracts
The IRS has issued a private letter ruling (PLR) to the Company recognizing the ability, in specific circumstances, to not treat the payment of investment advisory fees to an investment advisor from Non-Qualified contracts as a taxable withdrawal from the contracts. Only the Company can rely on the PLR from the IRS.
Under the terms of the Company’s PLR, the Advisory Agreement with the Investment Adviser must provide that the Investment Adviser will help you select investment options for the contract. Advisory Program Fees for such services must not exceed an annual rate of 1.50% of the contract’s cash value for the period to which the Advisory Program Fees relate. The contract Owner is solely liable for the fees. The Advisory Program Fees may not constitute compensation to the Adviser for services related to any assets other than the contract. The Advisory Program Fees are an expense of the contract and not a distribution to you as the Owner. Any payment of advisory fees inconsistent which such requirements may be treated as withdrawals for tax purposes by the Company and/or by the IRS. Notwithstanding the tax treatment of Advisory Program Fees by the Company, federal and/or state taxing authorities could determine that such fees should be treated as taxable withdrawals. In such circumstances any fees prior to your attainment of age 59½ could also result in a 10% additional tax.
Qualified Contracts
The IRS has issued multiple private letter rulings recognizing the ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of Qualified contracts as non-taxable withdrawals from the contracts. The restrictions for Qualified contracts are similar to those outlined for Non-Qualified.
Civil Unions and Domestic Partnerships
Parties to a state civil union or domestic partnership are not treated as married under federal law. Accordingly, certain transactions (such as a change of ownership or spousal continuation) may be taxable to those persons. Contract Owners should consult a tax advisor with any questions.
Our Taxes
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company. We are entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account, which may include foreign tax credits and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Other Information

The Distributor
Corebridge Capital Services, Inc., 30 Hudson Street, 16th Floor, Jersey City, NJ 07302, distributes the contracts. Corebridge Capital Services, Inc., a wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). No underwriting fees are retained by Corebridge Capital Services, Inc. in connection with the distribution of the contracts.
The Company
American General Life Insurance Company
American General Life Insurance Company (“AGL”) is a stock life insurance company organized under the laws of the state of Texas. Its home office is 2727-A Allen Parkway, Houston, Texas 77019-2191.
Contracts are issued by AGL in all states, except New York.
AGL is obligated to pay all amounts promised to investors under a contract issued by AGL.
Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and Living Benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed Living Benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.
The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
The Separate Account
Variable Separate Account is a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.
Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.
You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.
The General Account
Obligations that are paid out of the Company’s general account (“General Account”) include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.
The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the Living Benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a Living Benefit allocate their Purchase Payments in accordance with specified investment parameters.
Financial Statements
The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.
The Company and the Separate Account
The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.
Instructions to Obtain Financial Statements
The financial statements of the Company and Separate Account are included in the Statement of Additional Information and available on the Company’s website at www.corebridgefinancial.com/ProductProspectuses and on SEC’s website at www.sec.gov. You may also request a free copy of the Statement of Additional Information by following the instructions on the back page or by contacting our Annuity Service Center at:
Mailing Address:
Annuity Service Center
P.O. Box 15570, Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862
We encourage both existing and prospective contract Owners to read and understand the financial statements.
Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.
Legal Proceedings
There are no pending legal proceedings affecting the Separate Account, the Company, or the principal underwriter. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of the date of this prospectus, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

Appendix A – Investment Options Available Under The Contract

Underlying Funds
The following is a list of Underlying Funds available under the contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at www.corebridgefinancial.com/ProductProspectuses. You can also request this information at no cost by calling (855) 421-2692. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds. See “Investment Requirements For Optional Living Benefits” in this Appendix.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
The availability of Underlying Funds may vary depending on the broker-dealer firm through which the contract was sold. See APPENDIX J - BROKER-DEALER VARIATIONS in the prospectus for additional information.
Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	Franklin Allocation VIP Fund – Class 1 Franklin Advisers, Inc.	0.57%*	12.98%	5.97%	7.58%
	Franklin Income VIP Fund – Class 1 Franklin Advisers, Inc.	0.47%	12.87%	7.92%	7.57%
	SA Allocation Aggressive Portfolio – Class 1 SunAmerica Asset Management, LLC	0.78%*	16.12%	8.31%	9.59%
	SA Allocation Balanced Portfolio – Class 1 SunAmerica Asset Management, LLC	0.75%*	11.36%	4.18%	6.03%
	SA Allocation Moderate Portfolio – Class 1 SunAmerica Asset Management, LLC	0.76%*	12.86%	5.75%	7.45%
	SA Allocation Moderately Aggressive Portfolio – Class 1 SunAmerica Asset Management, LLC	0.76%*	14.35%	6.79%	8.32%
	SA American Funds Asset Allocation Portfolio[1] – Class 1 SunAmerica Asset Management, LLC Capital Research and Management Company	0.55%*	15.83%	8.96%	9.70%
	SA BlackRock Multi-Factor 70/30 Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.51%*	14.23%	6.81%	N/A
	SA Franklin Allocation Moderately Aggressive Portfolio – Class 1 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.89%*	17.83%	10.76%	10.39%
	SA Franklin Tactical Opportunities Portfolio – Class 1 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.82%*	15.41%	8.45%	N/A
	SA Global Index Allocation 75/25 Portfolio – Class 1 SunAmerica Asset Management, LLC	0.56%*	17.99%	7.60%	N/A
	SA Global Index Allocation 90/10 Portfolio – Class 1 SunAmerica Asset Management, LLC	0.52%	20.34%	9.09%	N/A
	SA Goldman Sachs Multi-Asset Insights Portfolio – Class 1 SunAmerica Asset Management, LLC Goldman Sachs Asset Management, L.P.	0.86%*	19.12%	8.82%	N/A
	SA Index Allocation 60/40 Portfolio – Class 1 SunAmerica Asset Management, LLC	0.46%	13.36%	7.26%	N/A
	SA Index Allocation 80/20 Portfolio – Class 1 SunAmerica Asset Management, LLC	0.44%	15.78%	9.54%	N/A
	SA Index Allocation 90/10 Portfolio – Class 1 SunAmerica Asset Management, LLC	0.44%	17.45%	10.66%	N/A

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation (continued)	SA JPMorgan Diversified Balanced Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.74%*	12.95%	6.06%	7.54%
	SA MFS Total Return Portfolio – Class 1 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.71%	10.99%	6.30%	7.53%
	SA T. Rowe Price Allocation Moderately Aggressive Portfolio – Class 1 SunAmerica Asset Management, LLC T. Rowe Price Associates, Inc.	0.75%	15.77%	8.51%	N/A
	SA Wellington Strategic Multi-Asset Portfolio – Class 1 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.81%*	14.33%	5.86%	7.44%
Bond	PIMCO Emerging Markets Bond Portfolio – Institutional Class Pacific Investment Management Company, LLC	1.02%	15.15%	2.60%	5.22%
	PIMCO Total Return Portfolio – Institutional Class Pacific Investment Management Company, LLC	0.58%	9.05%	0.17%	2.51%
	SA American Century Inflation Managed Portfolio – Class 1 SunAmerica Asset Management, LLC American Century Investment Management, Inc.	0.60%	6.54%	0.89%	2.32%
	SA Federated Hermes Corporate Bond Portfolio – Class 1 SunAmerica Asset Management, LLC Federated Investment Management Company	0.55%	7.05%	0.42%	3.72%
	SA Fixed Income Index Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.34%*	6.36%	-0.58%	N/A
	SA Fixed Income Intermediate Index Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.34%*	6.24%	0.97%	N/A
	SA Goldman Sachs Government and Quality Bond Portfolio[2] – Class 1 SunAmerica Asset Management, LLC Goldman Sachs Asset Management L.P.[2]	0.59%	6.57%	-0.78%	1.45%
	SA JPMorgan MFS Core Bond Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company	0.53%*	7.29%	0.10%	2.45%
	SA JPMorgan Ultra-Short Bond Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.55%	4.62%	2.46%	1.68%
	SA PIMCO Global Bond Opportunities Portfolio – Class 1 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	0.93%*	9.07%	-3.37%	0.61%
	SA PineBridge High-Yield Bond Portfolio – Class 1 SunAmerica Asset Management, LLC PineBridge Investments, LLC	0.76%	8.36%	5.33%	7.22%
Cash	Goldman Sachs VIT Government Money Market Fund – Institutional Shares Goldman Sachs Asset Management, L.P.	0.18%*	4.20%	3.18%	2.12%
Stock	Invesco V.I. American Franchise Fund – Series I Invesco Advisers, Inc.	0.85%	11.66%	10.35%	14.87%
	Invesco V.I. Comstock Fund – Series I Invesco Advisers, Inc.	0.75%	17.44%	15.43%	11.95%
	Invesco V.I. Growth and Income Fund – Series I Invesco Advisers, Inc.	0.75%	15.62%	12.85%	10.73%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Stock (continued)	Lord Abbett Growth and Income Portfolio – Class VC Lord, Abbett & Co. LLC	0.93%	17.29%	13.35%	11.12%
	SA AB Growth Portfolio – Class 1 SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.63%	13.06%	11.95%	16.14%
	SA AB Small & Mid Cap Value Portfolio – Class 1 SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.91%*	2.54%	8.63%	8.55%
	SA American Funds Global Growth Portfolio[1] – Class 1 SunAmerica Asset Management, LLC Capital Research and Management Company	0.70%*	21.57%	8.20%	12.09%
	SA American Funds Growth Portfolio[1] – Class 1 SunAmerica Asset Management, LLC Capital Research and Management Company	0.60%*	20.10%	13.33%	17.86%
	SA American Funds Growth-Income Portfolio[1] – Class 1 SunAmerica Asset Management, LLC Capital Research and Management Company	0.57%*	18.03%	13.88%	13.84%
	SA BlackRock Advantage International Portfolio[3,4] – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC[4]	0.87%*	21.24%	5.49%	6.37%
	SA Emerging Markets Equity Index Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.58%*	33.02%	3.40%	N/A
	SA Fidelity Institutional AM Global Equities Portfolio[5] – Class 1 SunAmerica Asset Management, LLC FIAM LLC[5]	0.82%*	22.19%	13.82%	11.38%
	SA Fidelity Institutional AM International Growth Portfolio – Class 1 SunAmerica Asset Management, LLC FIAM LLC	0.89%*	18.25%	6.02%	N/A
	SA Fidelity Institutional AM Real Estate Portfolio – Class 1 SunAmerica Asset Management, LLC FIAM LLC	0.85%	1.50%	4.91%	5.44%
	SA Franklin BW U.S. Large Cap Value Portfolio – Class 1 SunAmerica Asset Management, LLC Brandywine Global Investment Management, LLC	0.70%*	17.13%	13.86%	11.60%
	SA Franklin Small Company Value Portfolio – Class 1 SunAmerica Asset Management, LLC Franklin Mutual Advisers, LLC	1.00%*	6.37%	8.60%	9.67%
	SA Franklin Systematic U.S. Large Cap Core Portfolio – Class 1 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.54%	18.33%	15.40%	N/A
	SA Franklin Systematic U.S. Large Cap Value Portfolio – Class 1 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.64%	16.92%	11.80%	12.59%
	SA International Index Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.50%	31.00%	8.46%	N/A
	SA Invesco Growth Opportunities Portfolio – Class 1 SunAmerica Asset Management, LLC Invesco Advisers, Inc.	0.82%	6.10%	-0.73%	9.13%
	SA Janus Focused Growth Portfolio – Class 1 SunAmerica Asset Management, LLC Janus Capital Management, LLC	0.80%*	18.39%	11.68%	15.64%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Stock (continued)	SA JPMorgan Emerging Markets Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.16%*	36.28%	4.64%	8.42%
	SA JPMorgan Equity-Income Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.59%	14.63%	10.80%	11.09%
	SA JPMorgan Large Cap Core Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.69%*	14.47%	13.00%	12.73%
	SA JPMorgan Mid-Cap Growth Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.77%*	8.07%	4.24%	12.17%
	SA Large Cap Growth Index Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.35%	21.80%	14.65%	N/A
	SA Large Cap Index Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.25%*	17.56%	14.11%	14.46%
	SA Large Cap Value Index Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.35%*	12.80%	12.56%	N/A
	SA MFS Large Cap Growth Portfolio – Class 1 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.68%	16.64%	15.12%	16.16%
	SA MFS Massachusetts Investors Trust Portfolio – Class 1 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.70%*	13.82%	11.48%	12.65%
	SA Mid Cap Index Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.37%	7.07%	8.66%	N/A
	SA PIMCO RAE International Value Portfolio – Class 1 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	0.84%*	36.30%	10.27%	6.26%
	SA Putnam International Value Portfolio – Class 1 SunAmerica Asset Management, LLC Putnam Investment Management, LLC	0.94%*	35.27%	12.89%	9.06%
	SA Small Cap Index Portfolio – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.41%*	12.32%	5.54%	N/A
	SA Wellington Capital Appreciation Portfolio – Class 1 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.73%	14.53%	8.81%	16.03%
Volatility Control	SA American Funds VCP Managed Allocation Portfolio[1] – Class 1 SunAmerica Asset Management, LLC Capital Research and Management Company	0.90%*	11.14%	7.68%	7.98%
	SA Schroders VCP Global Allocation Portfolio – Class 1 SunAmerica Asset Management, LLC Schroder Investment Management North America	0.91%*	12.72%	6.00%	N/A
	SA T. Rowe Price VCP Balanced Portfolio – Class 1 SunAmerica Asset Management, LLC T. Rowe Price Associates, Inc.	0.84%	16.28%	7.10%	N/A
	SA VCP Dynamic Allocation Portfolio – Class 1 SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.76%	11.49%	5.60%	7.77%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Volatility Control (continued)	SA VCP Dynamic Strategy Portfolio – Class 1 SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.78%	11.22%	5.93%	7.44%
	SA VCP Index Allocation Portfolio – Class 1 SunAmerica Asset Management, LLC T. Rowe Price Associates, Inc.	0.53%	12.08%	7.56%	N/A

* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.

1
Capital Research and Management Company is the investment adviser of the master fund in which this Underlying Fund (Master-Feeder Fund) invests. Under a master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.
2
On July 28, 2025, SA Wellington Government and Quality Bond Portfolio was renamed SA Goldman Sachs Government and Quality Bond Portfolio and Goldman Sachs Asset Management L.P. became its subadvisor.
3
Please note that not all of these Underlying Funds may be available through the broker-dealer with which your investment advisor is affiliated. Please check with your investment advisor for availability and additional restrictions.
4
On May 1, 2026, SA Morgan Stanley International Equities Portfolio was renamed SA BlackRock Advantage International Portfolio and BlackRock Investment Management, LLC became its subadvisor.
5
On July 28, 2025, SA JPMorgan Global Equities Portfolio was renamed SA Fidelity Institutional AM Global Equities Portfolio and FIAM LLC became its subadvisor.
Fixed Accounts
The following is a list of Fixed Accounts currently available under the contract. We may change the features of the Fixed Accounts listed below, offer new Fixed Accounts, and terminate existing Fixed Accounts. We will provide you with written notice before doing so.
See INVESTMENT OPTIONS - FIXED ACCOUNTS in the prospectus for a description of the Fixed Accounts' features.
Name	Terms	Minimum Guaranteed Interest Rate
1-Year Fixed Account	1-Year	1%
Dollar Cost Averaging Fixed Account	6-Month, 12-Month	1%
Secure Value Account*	1-Year	1%
* If you elect a Living Benefit, a certain percentage (either 10% or 20%) of your investment will automatically be allocated to the Secure Value Account.  Amounts allocated to the Secure Value Account may not be transferred to any other investment option.  You may not transfer into or out of the Secure Value Account.

INVESTMENT REQUIREMENTS FOR OPTIONAL LIVING BENEFITS
If you elect an optional Living Benefit, your contract is subject to investment requirements, as reflected below. Depending on the optional Living Benefit you choose, you may not be able to invest in certain investment options. If you do not elect any optional benefits, or if the only optional benefit you elect is a death benefit, your contract is not subject to investment requirements.
FOR OPTIONAL BENEFITS AVAILABLE FOR ELECTION
This section contains the current investment requirements for the optional Living Benefits that we are offering to investors, including:
•
Polaris Income Max
•
Polaris Income Plus Daily Flex

Polaris Income Max
If you elect Polaris Income Max, you must allocate your assets in accordance with the following:
20% Secure Value Account
80% in one or more of the following Variable
Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market
Fund
PIMCO Total Return
SA American Century Inflation Managed
SA American Funds VCP Managed Allocation*
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Government and Quality
Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
DCA Fixed Accounts**
6-Month DCA
1-Year DCA
*You may invest up to a maximum of 50% in each of
these Variable Portfolios.
**You may use a DCA Fixed Account to invest your
target allocation in accordance with the investment
requirements.

Polaris Income Plus Daily Flex
If you elect Polaris Income Plus Daily Flex, you must allocate your assets in accordance with the option below or Build Your Own Allocation:
10% Secure Value Account
Asset Allocation Portfolios
90% in one or more of the following Variable
Portfolios:
Individually Managed Asset Allocation
Portfolios:
SA American Funds Asset Allocation
SA BlackRock Multi-Factor 70/30
SA Franklin Allocation Moderately Aggressive
SA Franklin Tactical Opportunities
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA T. Rowe Price Allocation Moderately
Aggressive
SA Wellington Strategic Multi-Asset
Actively Managed Fund-of-Funds:
SA Allocation Aggressive
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderately Aggressive
Index Fund-of-Funds Portfolios:
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
Fixed Income Portfolios
Goldman Sachs VIT Government Money Market
Fund
PIMCO Total Return
SA American Century Inflation Managed
SA Federated Hermes Corporate Bond
SA Fixed Income Immediate Index
SA Fixed Income Index
SA Goldman Sachs Government and Quality
Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
*You may use a DCA Fixed Account to invest your
target allocation in accordance with the investment
requirements.

Build Your Own Allocation
You must allocate your assets in accordance with the following: 10% of your total Purchase Payments in the Secure Value Account. The remaining 90% of your total Purchase Payments must be allocated in the following Investment Groups:
FIXED INCOME PORTFOLIOS Investment Requirement Minimum 18% Maximum 90%
Money Market Portfolio:
Goldman Sachs VIT Government Money Market Fund
Core Fixed Income Portfolios:
PIMCO Total Return
SA American Century Inflation Managed
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Government and Quality Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
Fixed Accounts
1-Year Fixed (if available)

PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS Investment Requirement Minimum 0% Maximum 72%**
Global & International Portfolios:
SA BlackRock Advantage International
SA Emerging Markets Equity Index
SA Fidelity Institutional AM Global Equities
SA International Index
Large Core Portfolios:
SA American Funds Growth-Income
SA Franklin Systematic U.S. Large Cap Core
SA JPMorgan Large Cap Core Portfolio
SA Large Cap Index
SA MFS Massachusetts Investors Trust
Large Value Portfolios:
Invesco V.I. Comstock
Invesco V.I. Growth and Income
Lord Abbett Growth and Income
SA Franklin BW U.S. Large Cap Value
SA Franklin Systematic U.S. Large Cap Value
SA JPMorgan Equity-Income
SA Large Cap Value Index
Large Growth Portfolios:
Invesco V.I. American Franchise
SA AB Growth
SA American Funds Growth
SA Janus Focused Growth
SA Large Cap Growth Index
SA MFS Large Cap Growth
SA Wellington Capital Appreciation
Small & Mid Cap Portfolios:
SA Mid Cap Index
SA Small Cap Index
Asset Allocation Portfolios:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
SA Allocation Aggressive
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderately Aggressive
PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS - CONTINUED Investment Requirement Minimum 0% Maximum 72%**
SA American Funds Asset Allocation
SA BlackRock Multi-Factor 70/30
SA Franklin Allocation Moderately Aggressive
SA Franklin Tactical Opportunities
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA T. Rowe Price Allocation Moderately Aggressive
SA Wellington Strategic Multi-Asset
Asset Allocation (Volatility Control Portfolios):
SA American Funds VCP Managed Allocation
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation

OTHER EQUITY AND SPECIALTY PORTFOLIOS Investment Requirement Minimum 0% Maximum 27%***
Small & Mid Cap Portfolios:
SA AB Small & Mid Cap Value
SA Franklin Small Company Value
SA Invesco Growth Opportunities
SA JPMorgan Mid-Cap Growth
Global & International Portfolios:
SA American Funds Global Growth
SA Fidelity Institutional AM International Growth
SA JPMorgan Emerging Markets
SA PIMCO RAE International Value
SA Putnam International Value
Specialty Portfolios:
PIMCO Emerging Markets Bond
SA Fidelity Institutional AM Real Estate
SA PineBridge High-Yield Bond

*
You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
**
You may invest up to a maximum of 36% in an individual Variable Portfolio within this Investment Group.
***
You may invest up to a maximum of 9% in an individual Variable Portfolio within this Investment Group.

OPTIONAL BENEFITS NO LONGER AVAILABLE FOR ELECTION
This section contains the investment requirements for the following optional Living Benefits that we are no longer offering to investors:
•
Polaris Income Plus Daily Flex (for contracts issued prior to November 8, 2021)
•
Polaris Income Plus Flex
•
Polaris Income Plus
•
Polaris Income Plus Daily
Polaris Income Plus Daily Flex
If your contract was purchased between May 1, 2019 and November 7, 2021 and you elected the optional Polaris Income Plus Daily Flex Living Benefit, you must allocate your assets in accordance with the option below or Build Your Own Allocation:
10% Secure Value Account
Asset Allocation Portfolios
90% in one or more of the following Variable
Portfolios:
Individually Managed Asset Allocation
Portfolios:
SA American Funds Asset Allocation
SA BlackRock Multi-Factor 70/30
SA Franklin Tactical Opportunities
SA Franklin Allocation Moderately Aggressive
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA T. Rowe Price Allocation Moderately
Aggressive
SA Wellington Strategic Multi-Asset
Actively Managed Fund-of-Funds:
SA Allocation Aggressive
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderately Aggressive
Index Fund-of-Funds Portfolios:
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
Fixed Income Portfolios
Goldman Sachs VIT Government Money Market
Fund
PIMCO Total Return
SA American Century Inflation Managed
SA Federated Hermes Corporate Bond
SA Fixed Income Intermediate Index
SA Fixed Income Index
SA Goldman Sachs Government and Quality
Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
*You may use a DCA Fixed Account to invest your
target allocation in accordance with the investment
requirements.

Build Your Own Allocation
You must allocate your assets in accordance with the following: 10% of your total Purchase Payments in the Secure Value Account. The remaining 90% of your total Purchase Payments must be allocated in the following Investment Groups:
FIXED INCOME PORTFOLIOS Investment Requirement Minimum 18% Maximum 90%
Money Market Portfolio:
Goldman Sachs VIT Government Money Market Fund
Core Fixed Income Portfolios:
PIMCO Total Return
SA American Century Inflation Managed
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Government and Quality Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
Fixed Accounts
1-Year Fixed (if available)

PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS Investment Requirement Minimum 0% Maximum 72%**
Global & International Portfolios:
SA BlackRock Advantage International
SA Emerging Markets Equity Index
SA Fidelity Institutional AM Global Equities
SA International Index
Large Core Portfolios:
SA American Funds Growth-Income
SA Franklin Systematic U.S. Large Cap Core
SA JPMorgan Large Cap Core
SA Large Cap Index
SA MFS Massachusetts Investors Trust
Large Value Portfolios:
Invesco V.I. Comstock
Invesco V.I. Growth and Income
Lord Abbett Growth and Income
SA Franklin BW U.S. Large Cap Value
SA Franklin Systematic U.S. Large Cap Value
SA JPMorgan Equity-Income
SA Large Cap Value Index
Large Growth Portfolios:
Invesco V.I. American Franchise
SA AB Growth
SA American Funds Growth
SA Janus Focused Growth
SA Large Cap Growth Index
SA MFS Large Cap Growth
SA Wellington Capital Appreciation[1]
Small & Mid Cap Portfolios:
SA Mid Cap Index
SA Small Cap Index
Asset Allocation Portfolios:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
SA Allocation Aggressive
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderately Aggressive
PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS - CONTINUED Investment Requirement Minimum 0% Maximum 72%**
SA American Funds Asset Allocation
SA BlackRock Multi-Factor 70/30
SA Franklin Allocation Moderately Aggressive
SA Franklin Tactical Opportunities
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA T. Rowe Price Allocation Moderately Aggressive
SA Wellington Strategic Multi-Asset
Asset Allocation (Volatility Control Portfolios):
SA American Funds VCP Managed Allocation
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation

OTHER EQUITY AND SPECIALTY PORTFOLIOS Investment Requirement Minimum 0% Maximum 27%***
Small & Mid Cap Portfolios:
SA AB Small & Mid Cap Value
SA Franklin Small Company Value
SA Invesco Growth Opportunities
SA JPMorgan Mid-Cap Growth[2]
Global & International Portfolios:
SA American Funds Global Growth
SA Fidelity Institutional AM® International Growth
SA JPMorgan Emerging Markets
SA PIMCO RAE International Value
SA Putnam International Value
Specialty Portfolios:
PIMCO Emerging Markets Bond
SA Fidelity Institutional AM® Real Estate
SA PineBridge High-Yield Bond

*
You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
**
You may invest up to a maximum of 36% in an individual Variable Portfolio within this Investment Group.
***
You may invest up to a maximum of 9% in an individual Variable Portfolio within this Investment Group.
1    You may invest up to a maximum of 45% in SA Wellington Capital Appreciation.
2    You may invest in up to 18% in SA JPMorgan Mid-Cap Growth.

Polaris Income PLUS FLEX
If your contract was purchased between May 1, 2019 and October 12, 2020 and you elected the optional Polaris Income Plus Flex Living Benefit, you must allocate your assets in accordance with the following:
10% Secure Value Account
90% in one or more of the following Variable
Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market
Fund
PIMCO Total Return
SA American Century Inflation Managed
SA American Funds VCP Managed Allocation*
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Government and Quality
Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
DCA Fixed Accounts**
6-Month DCA
1-Year DCA
*You may invest up to a maximum of 50% in each of
these Variable Portfolios.
**You may use a DCA Fixed Account to invest your
target allocation in accordance with the investment
requirements.

POLARIS INCOME PLUS
If you elected the optional Polaris Income Plus Income Living Benefit, the following Investment Requirements are applicable:
10% Secure Value Account
Up to 90% in one or more of the following
Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market
Fund
SA American Century Inflation Managed
SA American Funds VCP Managed Allocation*
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA Goldman Sachs Government and Quality
Bond
SA JPMorgan MFS Core Bond
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
DCA Fixed Accounts**
6-Month DCA
1-Year DCA
*You may invest up to a maximum of 50% in each of
these Variable Portfolios.
**You may use a DCA Fixed Account to invest your
target allocation in accordance with the investment
requirements.

Polaris Income Plus Daily
If you elected the optional Polaris Income Plus Daily Living Benefit, you must allocate your assets in accordance with the following:
10% Secure Value Account
Up to 90% in one or more of the following
Variable Portfolios:
Individually Managed Asset Allocation
Portfolios:
SA American Funds Asset Allocation
SA Franklin Tactical Opportunities
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA Franklin
SA T. Rowe Price Allocation Moderately
Aggressive
SA Wellington Strategic Multi-Asset Income
Actively Managed Fund-of-Funds:
SA Allocation Aggressive
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderately Aggressive
Fixed Income and Money Market Portfolios:
Goldman Sachs VIT Government Money Market
Fund
SA American Century Inflation Managed
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Government and Quality
Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
Index Fund-of-Funds Portfolios
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
*You may use a DCA Fixed Account to invest your
target allocation in accordance with the investment
requirements.

Appendix B – Death Benefits Following Spousal Continuation

If your contract was issued prior to September 9, 2019 and you did not elect the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit, please see APPENDIX G – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019
Please see this Appendix for the death benefits following spousal continuation applicable to your contract if:
•
your contract was issued on or after September 9, 2019; or
•
your contract was issued between May 1, 2019 and September 8, 2019 and you elected either the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit.
The following details the Contract Value, Return of Purchase Payment and Maximum Anniversary Value death benefits payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether a Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Net Purchase Payments” as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define “Continuation Purchase Payments” as Purchase Payments made on or after the Continuation Date.
The term “Withdrawal Adjustment” is used, if a living benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. Any withdrawal taken prior to the Activation Date reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value. Any withdrawal taken on or after the Activation Date reduces the death benefit as follows:
•
If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal.
•
If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s 81st birthday and are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
•
If a withdrawal is taken on or after the Continuing Spouse’s 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday.
Contract Value Death Benefit Payable Upon Continuing Spouse’s Death
The Contract Value death benefit, included in the contract for no additional fee, will be equal to the contract value on the business day during which we receive all required documentation.
The Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit, if elected, are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.
Return of Purchase Payment and Maximum Anniversary Value death benefit Payable Upon Continuing Spouse’s Death:
A.
The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit without election of a Living Benefit:
1.
Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.
Contract value; or
b.
Continuation Net Purchase Payments.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.
Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value; or
b.
Continuation Net Purchase Payments; or
B-1

c.
Maximum Anniversary Value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
B.
The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit with election of a Living Benefit:
1.
Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.
Contract value; or
b.
Continuation Purchase Payments received reduced by:
(i)
any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or
(ii)
any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.
Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value; or
b.
Continuation Purchase Payments received reduced by:
(i)
any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or
(ii)
any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
c.
Maximum Anniversary Value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death and reduced by:
(i)
any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or
(ii)
any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
We reserve the right to modify, suspend or terminate the Spousal Continuation provision (in its entirety or any component) at any time for prospectively issued contracts.
B-2

Appendix C – Formula and Examples of Calculations of the Polaris Income MAX
and Polaris Income Plus DAILY Flex Fee

The fee for Polaris Income Max and Polaris Income Plus Daily Flex is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.
Polaris Income Max and Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	2.50%	0.60%	±0.40%
Two Covered Persons	2.50%	0.60%	±0.40%
*
The fee rate can decrease or increase no more than 0.10% each quarter (0.40%/4). If you change your Income Option election on the Activation Date, the quarterly fee can increase no more than 0.1625% [(.40% + 0.25%)/4] on the first Benefit Quarter Anniversary following the Activation Date.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable initial annual fee rate.
Lifetime Income Option Change Fee*	0.25%
*
The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot be more than 0.625% (2.50%/4) for each Benefit Quarter. The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The initial annual fee rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX”), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the quarterly average of the daily VIX squared values (VIX multiplied by VIX on the same day) as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the “Quarterly Average (Daily VIX2)”). In general, as the Quarterly Average (Daily VIX2) decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.
If you change your Lifetime Income Option on the Activation Date, the Lifetime Income Option Change fee will be assessed and deducted from your contract value starting on the first Benefit Quarter Anniversary following the Activation Date and quarterly thereafter. The fee is calculated as a percentage of the Income Base. The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot exceed the Maximum Annual Fee Rate shown in the table above.
The non-discretionary formula used in the calculation of the annual fee rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Please see APPENDIX F — LIVING BENEFIT FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2023 for applicable fee rates if your contract was issued prior to May 1, 2023. If you purchased your contract on or after May 1, 2023, please see APPENDIX I - LIVING BENEFIT RATES FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2023.
Example
Assumptions:
•
Polaris Income Max Lifetime Income Option 1 for one Covered Person was elected at issue.
•
The initial annual fee rate is 1.45%
•
The assumed Quarterly Averages (Daily VIX2) are as displayed from the table below:

Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Formula Value*	Annual Fee Rate	Quarterly Fee Rate**
1st	525.71	N/A	1.45%	0.3625%
2nd	412.12	N/A	1.45%	0. 3625%
3rd	770.25	N/A	1.45%	0.3625%
4th	573.97	N/A	1.45%	0.3625%
5th	204.42	1.26%	1.26%	0.3150%
*
The Calculated Formula Value equals the number resulting from the application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase or decrease to determine the annual fee rate each quarter.
**
The Quarterly Fee Rate is the Annual Fee Rate divided by 4.
The Annual Fee Rates and Quarter Fee Rates are calculated as follows:
In the 5th Benefit Quarter, the Quarterly Average (Daily VIX2) is 204.42. We calculate the Annual Fee Rate in the 5th Benefit Quarter as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.45% + {0.05% x [204.42/33 – 10]}
1.45% + [0.05% x (–3.81)]
1.45% + (–0.19%) = 1.26% (Annual Fee Rate)

Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.45% – 1.26% = 0.19% which is within 0.40% of the previous Annual Fee Rate (1.45%).
1.26% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than Maximum Annual Fee Rate (2.50%)
Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.26%
The Quarterly Fee Rate is 0.3150% (or 1.26% divided by 4).
After the 5th Benefit Quarter, until the 12th Benefit Quarter, the assumed Quarterly Averages (Daily VIX2) are as displayed from the table below:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Formula Value	Annual Fee Rate	Quarterly Fee Rate
6th	351.93	1.48%	1.48%	0.3700%
7th	307.03	1.42%	1.42%	0.3550%
8th	602.30	1.86%	1.82%	0.4550%
9th	698.25	2.01%	2.01%	0.5025%
10th	323.74	1.44%	1.61%	0.4025%
11th	525.72	1.75%	1.75%	0.4375%
12th	765.45	2.11%	2.11%	0.5275%
The Annual Fee Rates and Quarterly Fee Rates are calculated as follows:
In the 8th Benefit Quarter, the Quarterly Average (Daily VIX2) increases to 602.30. We calculate the Annual Fee Rate on the 8th Benefit Quarter Anniversary as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.45% + {0.05% x [602.30/33 – 10]}
1.45% + [0.05% x (8.25)]
1.% + 0.41% = 1.86% (Annual Fee Rate)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.86% – 1.42% = 0.44% which is more than 0.40% higher of the previous Annual Fee Rate of 1.42%.
The Annual Fee Rate is adjusted to be exactly 0.40% higher than the previous Annual Fee Rate, which is 1.82% (1.42% + 0.40%). This is within the Minimum and Maximum Annual Fee Rates.
Therefore, the Quarterly Fee Rate is 0.4550% (or 1.82% divided by 4).
In the 10th Benefit Quarter, the Quarterly Average (Daily VIX2) decreases to 323.74. We calculate the Annual Fee Rate on the 10th Benefit Quarter Anniversary as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.45% + {0.05% x [323.74/33 – 10]}
1.45% + [0.05% x (–0.19)]
1.45% + (–0.01%) = 1.44% (Annual Fee Rate)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
2.01% – 1.44% = 0.57% which is more than 0.40% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 2.01%.
The Annual Fee Rate is adjusted to be exactly 0.40% lower than the previous Annual Fee Rate, which is 1.61% (2.01% – 0.40%).
Therefore, the Quarterly Fee Rate is 0.4025% (or 1.61% divided by 4).
Assume that Lifetime Income is activated and Lifetime Income Option 1 was changed to Lifetime Income Option 2 during the 13th Benefit Quarter.
The assumed Quarterly Averages (Daily VIX2) are as follows:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Formula Value	Annual Fee Rate	Quarterly Fee Rate	Annual Lifetime Income Option Change Fee	Quarterly Lifetime Income Option Change Fee
12th	765.45	2.11%	2.11%	0.5275%	N/A	N/A
13th	957.12	2.40%	2.50%	0.6250%	0.10%	0.0250%
14th	1,025.43	2.50%	2.50%	0.6250%	0.00%	0.0000%
15th	721.89	2.04%	2.35%	0.5875%	0.25%	0.0625%
16th	207.38	1.26%	1.95%	0.4875%	0.25%	0.0625%
On every Benefit Quarter after the 14th, the combined Annual Fee Rate, which includes the Income Option Change Fee, will continue to increase or decrease depending on the movement of the Quarterly Average (Daily VIX2), subject to the Minimum and Maximum Annual Fee Rates shown above.

In the 13th Benefit Quarter, the Quarterly Average (Daily VIX2) increases to 957.12. We calculate the Annual Fee Rate on the 13th Benefit Quarter Anniversary as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.45% + {0.05% x [957.12/33 – 10]}
1.45% + (0.05% x 19)
1.45% + 0.95% = 2.40% (Annual Fee Rate without Lifetime Income Option Change Fee)
Step 2:Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
2.40% - 2.11% = 0.29% which is within 0.40% of the previous Annual Fee Rate (2.11%). This is within the Minimum and Maximum Annual Fee Rates.
Step 3:
Combine the Annual Fee Rate calculated in Step 2 with the Lifetime Income Option Change Fee Rate of 0.25% to determine that it is within the Maximum Annual Fee Rate.
2.40% + 0.25% = 2.65% which is within the Maximum Annual fee Rate (2.50%).
The sum of the Living Benefit fee and the Lifetime Income Option Change fee is adjusted to be 2.50%. Therefore, the Lifetime Income Option Change fee charged is 0.10% (2.50% - 2.40%), and the Quarterly Fee Rate is 0.6250% (or 2.50% divided by 4).
In the 14th Benefit Quarter, the Quarterly Average (Daily VIX2) increases to 1,025.43. We calculate the Annual Fee Rate on the 14th Benefit Quarter Anniversary as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.45% + {0.05% x [1,025.43/33 – 10]}
1.45% + (0.05% x 21.07)
1.45% + 1.05% = 2.50% (Annual Fee Rate without Lifetime Income Option Change Fee)
Step 2:Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
2.50% - 2.50% = 0.00% which is within 0.40% of the previous Annual Fee Rate (2.50%).
Step 3:
Combine the Annual Fee Rate calculated in Step 2 with the Lifetime Income Option Change Fee Rate of 0.25% to determine that it is within the Maximum Annual Fee Rate.
2.50% + 0.25% = 2.75% which is higher than the Maximum Annual fee Rate (2.50%). The sum of the Living Benefit fee and the Lifetime Income Option Change fee is adjusted to be 2.50%.
Therefore, the Lifetime Income Option Change fee charged is 0.00% (2.50% - 2.50%), and the Quarterly Fee Rate is 0.6250% (or 2.50% divided by 4).
After the 14th Benefit Quarter, the combined Annual Fee Rate will continue to increase or decrease depending on the movement of the Quarterly Average (Daily VIX2). If your contract value falls to zero, the fee will no longer be deducted.

Appendix D – Optional Living Benefits Examples

The following examples demonstrate how increases to the Income Base and withdrawals taken from the contract affect the values of the currently offered Living Benefits – Polaris Income Max and Polaris Income Plus Daily Flex. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Examples 1-7 below assume election of Polaris Income Max Living Benefit for one Covered Person based on the assumptions shown below. Your percentages may differ based on the Income Option you elected and the Covered Person's age on the Activation Date. These examples are intended to demonstrate how the living benefits are calculated. Please see the Rate Sheet Supplement that must accompany this prospectus for the Income Credit Percentage, Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage applicable to your contract.
Example 1: Initial Values
The values shown below are based on the following assumptions:
•
Benefit Effective Date = contract issue date
•
Covered Person = Owner age 65 on the Benefit Effective Date
•
Initial Purchase Payment = $100,000
•
Income Credit Percentage = 5.25%
•
Maximum Annual Withdrawal Percentage = 6.25%

Values as of	Purchase Payments Invested	Contract Value	Income Base	Income Credit Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	$100,000	$100,000	$6,250
•
Income Base = Initial Purchase Payment = $100,000
•
Income Credit Base = Initial Purchase Payment = $100,000
•
Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage
= $100,000 x 6.25% = $6,250, if Lifetime Income is activated
Example 2: Impact of Adding Subsequent Purchase Payments and Attaining Higher Anniversary Values
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first Benefit Year = $60,000.
•
Subsequent Purchase Payment invested in the second Benefit Year = $90,000.
•
No withdrawals taken in the first 2 Benefit Years.

Values as of	Purchase Payment Invested	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	—	$100,000	$100,000	—	$6,250
Year 1	$60,000	$165,000	—	$160,000	$160,000	—	$10,000
1st Anniversary	—	$170,000	$170,000	$170,000	$170,000	$8,400	$10,625
Year 2	$90,000	$255,000	—	$260,000	$260,000	—	$16,250
2nd Anniversary	—	$287,000	$287,000	$287,000	$287,000	$13,650	$17,938
The values of the feature are impacted by adding subsequent Purchase Payments and attaining Higher Anniversary Values as follows:
•
The Income Base, Income Credit Base and the Maximum Annual Withdrawal Amount (“MAWA”) are recalculated at the time each subsequent Purchase Payment is received.

•
The Income Base and Income Credit Base are increased to a Higher Anniversary Value on each Benefit Year Anniversary if the Anniversary Value is greater than the current Income Base plus the Income Credit; and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the value of the new Income Base, available only if Lifetime Income is activated.
○
In year 1, a subsequent Purchase Payment of $60,000 was added. The Income Base and Income Credit Base were increased to $160,000 ($100,000 + $60,000); and the MAWA was increased to $10,000 ($160,000 x 6.25%).
○
On the 1st Benefit Year Anniversary, the Income Base and Income Credit Base were increased to $170,000 ($170,000 is greater than $160,000 + $8,400 Income Credit); and the MAWA was increased to $10,625 ($170,000 x 6.25%).
○
In year 2, a subsequent Purchase Payment of $90,000 was added. The Income Base and Income Credit Base were increased to $260,000 ($170,000 + $90,000); and the MAWA was increased to $16,250 ($260,000 x 6.25%).
○
On the 2nd Benefit Year Anniversary, the Income Base and Income Credit Base were increased to $287,000 ($287,000 is greater than $260,000 + $13,650 Income Credit); and the MAWA was increased to $17,938 ($287,000 x 6.25%).
Example 3: Impact of Income Credit on Income Base and Income Credit Base
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•
An Income Credit was added to the Income Base on the third Benefit Year Anniversary, prior to the Activation Date.

As of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount upon Activation
2nd Anniversary	$287,000	—	$287,000	$287,000	$287,000	$13,650	$17,938
3rd Anniversary	$300,000	—	$300,000	$302,068	$287,000	$15,068	$18,879
•
When the Income Base is increased due to the addition of the Income Credit, the Income Credit Base is not increased.
Note: The Income Credit Base is increased by the addition of the subsequent Purchase Payments and when the Income Base is increased to a Higher Anniversary Value (as shown in Example 2 above).
Example 4: Impact of Taking Withdrawals prior to the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2, and 3 above, in addition to the following:
•
A withdrawal of $5,000 was taken in the fourth Benefit Year, prior to the Activation Date.
•
Assumed Contract Value is prior to the Withdrawal Taken.

As of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount upon Activation
3rd Anniversary	$300,000	—	$300,000	$302,068	$287,000	$15,068	$18,879
Year 4	$305,000	$5,000	—	$279,116	$282,295	—	$18,570
4th Anniversary	$312,000	—	$312,000	$312,000	$14,820	$14,820	$19,500
•
The Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the pre-Income Activation withdrawal amount.
○
In year 4, the reduction proportion was 1.6393% ($5,000/$305,000); the reduced Income Base was $297,116 ($302,068 x [1 – 1.6393%] and Income Credit Base was $282,295 ($287,000 x [1 – 1.6393%]).
○
On the 4th Benefit Year Anniversary, the Income Base and Income Credit Base were increased to $312,000 (Anniversary Value $312,000 is greater than $297,116 + $14,820 Income Credit) and the MAWA was increased to $19,500 ($312,000 x 6.25%).

Example 5: Impact of Taking Withdrawals up to the Maximum Annual Withdrawal Amount after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:
•
A withdrawal of 100% of MAWA was taken in the fifth Benefit Year, after the Activation Date.

As of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount
4th Anniversary	$312,000	—	$312,000	$312,000	$312,000	$14,820	$19,500
Year 5	$302,000	$19,500	—	$312,000	—	—	$19,500
5th Anniversary	$305,000	—	$305,000	$312,000	—	—	$19,500
•
In year 5, a Lifetime Income amount of $19,500 was withdrawn.
The values of the feature are impacted by the Lifetime Income withdrawal taken as follows:
•
The Income Base is not reduced because the amount of the Lifetime Income withdrawal taken was less than or equal to the Maximum Annual Withdrawal Amount (“MAWA”).
•
No Income Credit is available after the Activation Date.
Example 6: Impact of Taking Excess Withdrawals (in excess of the Maximum Annual Withdrawal Amount) after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2, 3, 4 and 5 above, in addition to the following:
•
Withdrawals of 8% of Income Base taken in the sixth and seventh Benefit Years.

As of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Income Base	Maximum Annual Withdrawal Amount
5th Anniversary	$305,000	—	$305,000	$312,000	$19,500
Year 6	$305,000	$24,960	—	$306,033	$19,127
6th Anniversary	$280,000	—	$290,000	$306,033	$19,127
Year 7	$290,000	$24,483	—	$299,982	$18,749
7th Anniversary	$260,000	—	$230,000	$299,982	$18,749
The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (“MAWA”) after the Activation Date as follows:
•
The Income Base is reduced by the same proportion by which the contract value is reduced by the amount in excess of the MAWA.
○
In year 6, the reduction proportion was 1.9124% ([$24,960 - $19,500] / [$305,000 - $19,500]); the Income Base was reduced to $306,033 ($312,000 x [1 – 1.9124%]); and the MAWA was reduced to $19,127 ($306,033 x 6.25%).
○
In year 7, the reduction proportion was 1.9772% ([$24,483 – $19,127] / [$290,000 - $19,127]); the Income Base was reduced to $299,982 ($306,033 x [1 – 1.9772%]); and the MAWA was reduced to $18,749 ($299,982 x 6.25%).
•
The MAWA is recalculated based on the reduced Income Base.

Example 7: Protected Income Payment
The values shown below are based on the assumptions stated in Examples 1, 2, 3, 4, 5 and 6 above, in addition to the following:
•
Contract values as shown below and reduced to $0 in Year 11 due to fees charged and market conditions.
•
Protected Income Payment Percentage = 4.0%
•
No withdrawals taken after the seventh Benefit Year.

Values as of	Assumed Contract Value	Anniversary Value	Income Base	Maximum Annual Withdrawal Amount	Protected Income Payment
7th Anniversary	$230,000	$260,000	$299,982	$18,749	—
8th Anniversary	$150,000	$150,000	$299,982	$18,749	—
9th Anniversary	$100,000	$100,000	$299,982	$18,749	—
10th Anniversary	$50,000	$50,000	$299,982	$18,749	—
Year 11	$0	$0	$299,982	$18,749	—
11th Anniversary	$0	$0	$299,982	—	$11,999
•
The Protected Income Payment of $11,999 ($299,982 x 4%) will be paid annually for the lifetime of the Covered Person.
Examples 8-13 below assume election of Polaris Income Daily Flex Living Benefit for one Covered Person based on the assumptions shown below. Your percentages may differ based on the Income Option you elected and the Covered Person's age on the Activation Date. These examples are intended to demonstrate how the living benefits are calculated. Please see the Rate Sheet Supplement that must accompany this prospectus for the Minimum Income Base Percentage, Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage applicable to your contract.
Example 8: Initial Values
The values shown below are based on the following assumptions:
•
Benefit Effective Date = contract issue date
•
Covered Person = Owner age 65 on the Benefit Effective Date
•
Initial Purchase Payment = $100,000
•
Maximum Annual Withdrawal Percentage = 6.00%

Value as of	Purchase Payments Invested	Contract Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	$100,000	$100,000	$6,000
•
Minimum Income Base = Income Base = Initial Purchase Payment = $100,000
•
Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage
= $100,000 x 6.00% = $6,000, if Lifetime Income is activated
Example 9: Impact of Increase in Income Base due to Daily Step-up Values, Adding Subsequent Purchase Payments, and Minimum Income Base at Benefit Year Anniversaries prior to the Activation Date
The values shown below are based on the assumptions stated in Example 8 above, in addition to the following:
•
Subsequent Purchase Payment invested in the 1st Benefit Year = $60,000
•
Subsequent Purchase Payment invested in the 2nd Benefit Year = $90,000
•
No withdrawals taken in the first 2 Benefit Years
•
Annual Minimum Income Base Percentage = 5.00%

•
The Maximum Annual Withdrawal Amounts in this example are only available if Lifetime Income is activated

Values as of	Purchase Payment Invested	Assumed Contract Value	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	—	$100,000	$100,000	$6,000
Year 1 – Day 25	—	$102,000	$102,000	$100,000	$102,000	$6,120
Year 1 – Day 105	—	$105,000	$105,000	$100,000	$105,000	$6,300
Year 1 – Day 200	$60,000	$162,000	—	$160,000	$165,000	$9,900
Year 1 – Day 300	—	$166,000	$166,000	$160,000	$166,000	$9,960
1st Anniversary	—	$167,000	$167,000	$168,000	$168,000	$10,080
Year 2 – Day 180	$90,000	$250,000	—	$258,000	$258,000	$15,480
Year 2 – Day 250	—	$280,000	$280,000	$258,000	$280,000	$16,800
2nd Anniversary	—	$279,000	—	$270,500	$280,000	$16,800
The values of the feature are impacted by attaining the daily Step-up Values, adding subsequent Purchase Payments, and comparing to the Minimum Income Base at Benefit Year Anniversaries when no Lifetime Income withdrawals have been taken as follows:
•
If no withdrawals have been taken, the Income Base is increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the new Income Base, only available after Lifetime Income is activated.
•
The Income Base and the Maximum Annual Withdrawal Amount (“MAWA”) are recalculated at the time each subsequent Purchase Payment is received.
○
In year 1 – day 25, the Income Base was increased to the Step-up Value of $102,000 (Contract Value $102,000 is greater than the current Income Base $100,000) and the MAWA was increased to $6,120 ($102,000 x 6.00%).
○
In year 1 – day 105, the Income Base was increased to the Step-up Value of $105,000 (Contract Value $105,000 is greater than the current Income Base $102,000) and the MAWA was increased to $6,300 ($105,000 x 6.00%)
○
In year 1 – day 200, the Minimum Income Base was increased to $160,000 ($100,000 + $60,000 subsequent Purchase Payment), the Income Base was increased to $165,000 ($105,000 + $60,000 subsequent Purchase Payment) and the MAWA was increased to $9,900 ($165,000 x 6.00%).
•
While no Lifetime Income withdrawals have been taken, the Income Base continues to be increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the new Income Base. At Benefit Year Anniversaries, the Income Base can also step up to the Minimum Income Base if the Minimum Income Base is greater than the current Income Base.
○
In year 1 – day 300, the Income Base was increased to the Step-up Value of $166,000 (Contract Value $166,000 is greater than the current Income Base $165,000) and the MAWA was increased to $9,960 ($166,000 x 6.00%).
○
On the 1st Benefit Year Anniversary, the Income Base was increased to the Minimum Income Base of $168,000 ($160,000 x 105%, Minimum Income Base $168,000 is greater than both Step-Up Value $167,000 and current Income Base $166,000) and the MAWA was increased to $10,080 ($168,000 x 6.00%).
○
In year 2 – day 180, the Income Base was increased to $258,000 ($168,000 + $90,000 subsequent Purchase Payment), and the MAWA was increased to $15,480 ($258,000 x 6.00%).
○
In year 2 – day 250, the Income Base was increased to the Step-up Value of $280,000 (Contract Value $280,000 is greater than the current Income Base $258,000) and the MAWA was increased to $16,800 ($280,000 x 6.00%).
○
On the 2nd Benefit Year Anniversary, the Income Base remained unchanged at $280,000 (current Income Base $280,000 is greater than Minimum Income Base $270,500 ($160,000 1st year Purchase Payments x 110% + $90,000 2nd year Purchase Payment x 105%)) and the MAWA also remained unchanged at $16,800.

Example 10: Impact of Taking Withdrawals prior to the Activation Date
The values shown below are based on the assumptions stated in the Examples 8 and 9 above, in addition to the following:
•
Withdrawals of $5,000 was taken in Benefit Year 3, prior to the Activation Date.
•
Assumed Contract Value is the amount prior to the Withdrawal Taken.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
2nd Anniversary	$279,000	—	—	$270,500	$280,000	$16,800
Year 3 – Day 45	$290,000	—	$290,000	$270,500	$290,000	$17,400
Year 3 – Day 155	$285,000	$5,000	—	$265,754	$284,912	$17,095
Year 3 – Day 275	$300,000	—	$300,000	$265,754	$300,000	$18,000
3rd Anniversary	$310,000	—	$310,000	$278,035	$310,000	$18,600
○
In year 3 – day 45, the Income Base was increased to the Step-up Value of $290,000 (Contract Value $290,000 is greater than the current Income Base $280,000) and the MAWA was increased to $17,400 ($290,000 x 6.00%).
○
In year 3 – day 155, the reduction proportion was 1.7544% ($5,000 Withdrawal/$285,000 Contract Value). The reduced Income Base was $284,912 ($290,000 x [1 – 1.7544%]) and the reduced MAWA was $17,095 ($284,912 x 6.00%). The reduced Minimum Income Base was $265,754 (110% x 1st year reduced Purchase Payments $157,193 [$160,000 x {1 – 1.7544%}] plus 105% x 2nd year reduced Purchase Payment $88,421 [$90,000 x {1 – 1.7544%}])
○
In year 3 – day 275, the Income Base was increased to the Step-up Value of $300,000 (Contract Value $300,000 Contract Value was greater than current Income Base $284,912) and the MAWA was increased to $18,000 ($300,000 x 6.00%).
○
On the third Benefit Year Anniversary, the Income Base was increased to the Step-up Value of $310,000 ($310,000 Contract Value was greater than both current Income Base $300,000 and Minimum Income Base $278,035 (115% x $157,193 + 110% x $88,421)) and the MAWA was increased to $18,600 ($310,000 x 6.00%).
Example 11: Impact of Taking Withdrawals up to the Maximum Annual Withdrawal Amount after the Activation Date
The values shown below are based on the assumptions stated in the Examples 8, 9, and 10 above, in addition to the following:
•
Withdrawals less than or equal MAWA are taken in the fourth and fifth Benefit Years, after the Activation Date.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
3rd Anniversary	$310,000	—	$310,000	$278,035	$310,000	$18,600
Year 4 – Day 65	$315,000	—	$315,000	$278,035	$315,000	$18,900
Year 4 – Day 92	$312,000	$10,000	—	—	$315,000	$18,900
Year 4 – Day 350	$320,000	—	$320,000	—	$315,000	$18,900
4th Anniversary	$311,000	—	—	—	$320,000	$19,200
Year 5 – Day 75	$325,000	—	$325,000	—	$320,000	$19,200
Year 5 – Day 80	$322,000	$19,200	—	—	$320,000	$19,200
5th Anniversary	$317,000	—	—	—	$325,000	$19,500
Year 6 – Day 155	$330,000	—	$330,000	—	$325,000	$19,500
6th Anniversary	$329,000	—	—	—	$330,000	$19,800
•
In year 4, a Lifetime Income amount of $10,000, less than MAWA was withdrawn.
•
In year 5, a Lifetime Income amount of $19,200, equal to MAWA was withdrawn.

The values of the feature are impacted prior to and after the withdrawals are taken as follows:
•
Prior to the Activation Date, the Income Base is increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (MAWA) is recalculated based on the new Income Base.
○
In year 4 – day 65, the Income Base was increased to the Step-up Value of $315,000 (Contract Value $315,000 is greater than the current Income Base $310,000) and the MAWA was increased to $18,900 ($315,000 x 6.00%).
○
In year 4 – day 92, after the Activation Date, a Lifetime Income amount of $10,000 was withdrawn, and was less than the MAWA of $18,900. The Income Base ($315,000) and the MAWA ($18,900) remained unchanged.
•
After the first Lifetime Income withdrawal has been taken, The Minimum Income Base is no longer available, and the Income Base is not increased until the next Benefit Year Anniversary date, looking back at the Step-up Values following the first Lifetime Income withdrawal.
○
In year 4 – day 350, there was a Step-up Value of $320,000, but the Income Base ($315,000) and the MAWA ($18,900) remained unchanged.
○
On the 4th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $320,000 that had occurred between the date of the Lifetime Income withdrawal and the 4th Benefit Year Anniversary date, and the MAWA was increased to $19,200 ($320,000 x 6.00%).
•
Past the first Benefit Year Anniversary date after the first Lifetime Income withdrawal has been taken, the Income Base is not increased until the next Benefit Year Anniversary date, looking back at the Step-up Values in the immediately preceding Benefit Year.
○
In year 5 – day 75, there was a Step-up Value of $325,000, but the Income Base ($320,000) and the MAWA ($19,200) remained unchanged.
○
In year 5 – day 80, a Lifetime Income amount $19,200 was withdrawn and was equal to the MAWA of $19,200. The Income Base ($320,000) and the MAWA ($19,200) remained unchanged.
○
On the 5th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $325,000 that had occurred during the immediately preceding Benefit Year, and the MAWA was increased to $19,500 ($325,000 x 6.00%).
○
In year 6 – day 155, there was a Step-up Value of $330,000, but the Income Base ($325,000) and the MAWA ($19,500) remained unchanged.
○
On the 6th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $330,000 that had occurred during the immediately preceding Benefit Year, and the MAWA was increased to $19,800 ($330,000 x 6.00%).
Example 12: Impact of Taking Excess Withdrawals (in excess of the Maximum Annual Withdrawal Amount) after the Activation Date
The values shown below are based on the assumptions stated in the Examples 8, 9, 10 and 11 above, in addition to the following:
•
Withdrawal of 8% of Income Base taken in the seventh and eighth contract years.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Income Base	Maximum Annual Withdrawal Amount
6th Anniversary	$329,000	—	—	$330,000	$19,800
Year 7 – Day 37	$321,000	$26,400	—	$322,769	$19,366
Year 7 – Day 362	$325,000	—	$325,000	$322,769	$19,366
7th Anniversary	$317,000	—	—	$325,000	$19,500
Year 8 – Day 46	$307,000	$26,000	—	$317,652	$19,059
8th Anniversary	$270,000	—	—	$317,652	$19,059
The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (“MAWA”) as follows:
•
The Income Base is reduced by the same proportion by which the contract value is reduced by the amount in excess of the MAWA.

○
In year 7 – day 37, the reduction proportion is 2.1912% ([$26,400 - $19,800] / [$321,000 - $19,800]); the reduced Income Base was $322,769 ($330,000 x [1 – 2.1912%]) and the reduced MAWA was $19,366 ($322,769 x 6.00%).
○
In year 7 – day 362, there was a Step-up Value of $325,000, but the Income Base ($322,769) and the MAWA ($19,366) remained unchanged.
○
On the 7th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $325,000 that had occurred after the Excess Withdrawal, and the MAWA was increased to $19,500 ($325,000 x 6.00%).
○
In year 8 – day 46, the reduction proportion was 2.2609% ([$26,000 – $19,500] / [$307,000 - $19,500]); the reduced Income Base was $317,652 ($325,000 x [1 – 2.2609%]); and the reduced MAWA was $19,059 ($317,652 x 6.00%).
Example 13: Protected Income Payment
The values shown below are based on the assumptions stated in Examples 8, 9, 10, 11 and 12 above, in addition to the following:
•
Contract value as shown and reduced to $0 in Year 12 due to Lifetime Income withdrawals, fees charged and market conditions.
•
MAWA withdrawals were taken every year.
•
Protected Income Payment Percentage = 4.0%
•
There were no Step-up Values after the 8th Benefit Year Anniversary date.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Income Base	Maximum Annual Withdrawal Amount	Protected Income Payment
8th Anniversary	$270,000	—	—	$317,652	$19,059	—
9th Anniversary	$150,000	$19,059	—	$317,652	$19,059	—
10th Anniversary	$100,000	$19,059	—	$317,652	$19,059	—
11th Anniversary	$50,000	$19,059	—	$317,652	$19,059	—
Year 12 – Day 81	$0	$19,059	—	$317,652	$19,059	—
12th Anniversary	$0	$0	—	$317,652	—	$12,706
•
The Protected Income Payment of $12,706 ($317,652 x 4%) will be paid annually for the lifetime of the Covered Person.

Appendix E – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Advisory Fee Program	The Advisory Fee withdrawal program is not available.	North Dakota
Annuity Date	You may switch to the Income Phase any time after your first contract anniversary.	Florida Oregon
Free Look	If you are age 65 or older on the contract issue date, the Free Look period is 30 days.	Arizona
Free Look
If you are age 60 or older on the contract issue date:
The Free Look period is 30 days; and
If you invest in the Money Market Portfolio, the Free Look amount is calculated as the Purchase
Payments paid; or
If you invest in Variable Portfolio(s), the Free Look amount is calculated as the greater of (1)
Purchase Payments or (2) the value of your contract plus any fees paid on the day we received your request in Good Order at the Annuity Service Center.
If you are younger than age 60 on the contract issue date, the Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good Order at the Annuity Service Center.
California
Free Look	The Free Look period is 21 days and the amount is calculated as the value of your contract plus fees and charges on the day we receive your request in Good Order at the Annuity Service Center.	Florida
Free Look	The Free Look period is 20 days.	Idaho North Dakota Rhode Island Texas
Free Look	The Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good Order at the Annuity Service Center.	Michigan Minnesota Missouri Texas
Free Look
The Free Look amount is calculated as the greater of (1) Purchase Payments including fees and charges or (2) the value of your contract on the day we receive your request in Good Order at the
Annuity Service Center.
Arkansas
Joint Ownership	Benefits and Features to be made available to Domestic Partners	California District of Columbia Maine Nevada Oregon Washington Wisconsin
Joint Ownership	Benefits and Features to be made available to Civil Union Partners	California Colorado Hawaii Illinois New Jersey Rhode Island
Minimum Contract Value	The minimum remaining contract value after a partial withdrawal must be $2,000.	Texas
Polaris Income Max Polaris Income Plus Daily Flex Polaris Income Plus Flex	Charge will be deducted pro-rata from Variable Portfolios only.	Connecticut Hawaii Missouri Oregon Texas Vermont Virginia Washington
Polaris Income Plus	Charge will be deducted pro-rata from Variable Portfolios only.	Missouri Oregon Texas Washington
Polaris Income Plus Daily	Charge will be deducted pro-rata from Variable Portfolios only.	Hawaii Missouri Oregon Texas Washington
Transfer Privilege	Any transfer over the limit of 15 will incur a $10 transfer fee.	Pennsylvania Texas
E-1

Appendix F – Living Benefits for Contracts Issued Prior to MAY 1, 2023

None of the Living Benefits described below are currently being offered.
Table of Contents
Polaris Income Max & Polaris Income Plus Daily Flex (October 13, 2020 to April 30, 2023)	F-1
Polaris Income Max & Polaris Income Plus Daily Flex Fee	F-14
Additional Important Information Applicable to Polaris Income Max and Polaris Income Plus Daily Flex	F-15
Polaris Income Plus Flex & Polaris Income Plus Daily Flex (May 1, 2019 to October 12, 2020)	F-18
Polaris Income Plus Flex & Polaris Income Plus Daily Flex Fee	F-31
Additional Important Information Applicable to Polaris Income Plus Flex & Polaris Income Plus Daily Flex	F-32
Polaris Income Plus & Polaris Income Plus Daily	F-35
Polaris Income Plus Fee	F-43
Polaris Income Plus Daily Fee	F-44
Additional Important Information Applicable to Polaris Income Plus & Polaris Income Plus Daily	F-45

Polaris Income Max and POLARIS INCOME PLUS DAILY FLEX
If your contract was issued between October 13, 2020 and April 30, 2023 and you elected the Polaris Income Max or Polaris Income Plus Daily Flex living benefit, the following provisions are applicable to the feature you elected.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefits offered in your contract.
Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s) or Income Options.
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the Contract Issue Date.
Benefit Quarter
Each consecutive 3-month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day. For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the Contract Issue Date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Covered Person Changes
The Covered Person(s) may be changed in the event of Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the Maximum Annual Withdrawal Amount or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base and the Maximum Annual Withdrawal Amount to be recalculated.
Higher Anniversary Value
For Polaris Income Max, the current Anniversary Value that is greater than the current Income Base.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.

Income Credit
Applicable to Polaris Income Max only, the Income Credit is an amount that may be added to the Income Base prior to the Activation Date as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability Prior to the Activation Date
Polaris Income Max	7.00% (For contracts issued on or after July 25, 2022) 5.25% (For contracts issued prior to July 25, 2022)	The Income Credit base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date
Polaris Income Plus Daily Flex	Not available
Income Credit Base
Applicable to Polaris Income Max only, the Income Credit Base is used solely as a basis for calculating the Income Credit prior to the Activation Date.
Income Credit Percentage
Applicable to Polaris Income Max only, a percentage of the Income Credit Base used to determine the Income Credit amount prior to the Activation Date. Please refer to Income Credit above for the Income Credit Percentage applicable to your contract.
Income Option
The Income Option is elected by You at contract issue. The Maximum Annual Withdrawal Amounts and Protected Income Payments offered in each Income Option vary by age and whether you elect one or two Covered Persons.
Income Option Change
A one-time opportunity to change the Income Option of your initial Living Benefit election on the Activation Date.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined under Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero.
Minimum Income Base
Applicable to Polaris Income Plus Daily Flex only, the Minimum Income Base is a guaranteed minimum amount of the Income Base calculated on each Benefit Year Anniversary prior to the Activation Date. An annual Minimum Income Base Percentage of 6% (for contracts issued on or after July 25, 2022) or 5% (for contracts issued prior to July 25, 2022) will be applied to Purchase Payments received prior to the Activation Date. Prior to the Activation Date, any withdrawals taken will proportionately reduce all Purchase Payments used in the calculation of the Minimum Income Base.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
If you elect Polaris Income Plus Daily Flex, the Step-Up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
How does Polaris Income Max work?
Polaris Income MaxSM locks in the greater of two values to determine the Income Base. The Income Base is initially equal to the first Purchase Payment. The Income Base is automatically locked in on each Benefit Year Anniversary, as the greater of (1) the Higher Anniversary Value, or (2) the Income Base increased by any available Income Credit.
Polaris Income Max offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract’s Higher Anniversary Value, or an Income Base with an annual Income Credit, if any. If you elect Polaris Income Max, you may choose from Income Options 1, 2 or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Max allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Options (the “Income Option Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of one of the original Covered Person(s). You may take withdrawals prior to the Activation Date and those withdrawals will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage. However, withdrawals taken prior to the Activation Date will reduce the Income Base, Income Credit Base, and Purchase Payments in the same proportion by which the contract value is reduced by the withdrawal.
The annual Income Credit is an amount we may add to the Income Base each year prior to Income Activation. The Income Credit is determined by multiplying the applicable Income Credit Percentage by the Income Credit Base.
Prior to Activation Date, if withdrawals are taken, the Income Credit amount is reduced because it will be based on the proportionately reduced Income Credit Base.
On or after the Activation Date, the Income Credit will no longer be available.
Please see “How do increases to the Income Base and Income Credit Base work under Polaris Income Max?” below.
How does Polaris Income Plus Daily Flex work?
Polaris Income Plus Daily Flex® offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect Polaris Income Plus Daily Flex, you may choose from Income Options 1, 2, or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Daily Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Option (the “Income Option Change”) on the Activation Date. The Covered Person(s) Change is permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract. You may take withdrawals prior to the Activation Date and those withdrawals will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage. However, withdrawals taken prior to the Activation Date will reduce the Income Base and Purchase Payments in the same proportion by which the contract value is reduced by the withdrawal.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, you will be eligible for the Minimum Income Base on every Benefit Year Anniversary prior to the Activation Date. The Minimum Income Base is a specified percentage of the
Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, the Minimum Income Base will no longer increase on future Benefit Anniversaries. Please see “How do increases in the Income Base work under Polaris Income Plus Daily Flex?” below.

What are the differences between Polaris Income Max and Polaris Income Plus Daily Flex?
Living Benefit Parameter	Polaris Income Max	Polaris Income Plus Daily Flex
This Living Benefit is suitable for the type of investor	Who wants the guarantee of Income Credits prior to the Activation Date	Who wants the greater flexibility of investment options and wants a Living Benefit that provides the ability for the Income Base to step up more frequently to Step-Up Values.
Initial Annual Fee	1.25% One Covered Person 1.25% Two Covered Persons
Minimum Income Base	N/A
Minimum Income
Base: a Minimum
Income Base
Percentage is applied
annually to Purchase
Payments received
prior to the Activation
Date. Any withdrawals
taken prior to the
Activation Date will
proportionately reduce
all Purchase Payments
used in the calculation
of the Minimum
Income Base. No
further adjustments
are made on or after
the Activation Date.

Income Credit – Prior to the Activation Date	Income Credit available – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	N/A
Income Credit – On or After the Activation Date	N/A	N/A
Frequency of Step-up Values	Annually	Daily
Investment Requirements	20% in Secure Value Account 80% in Variable Portfolios (total of 18 investment options)
Allocation Structure:
10% in Secure Value
Account
90% in Variable
Portfolios
Asset Allocation
Portfolios (38
investment options)
or
Build Your Own
Allocation
(79 investment options
that cross 12 asset
classes)

Please see Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with these optional Living Benefits.
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) and whether your contract value is greater than or equal to zero on the Activation Date.
While the contract value is greater than zero and on or after the Activation Date, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my living benefit upon the Latest Annuity Date?”below.

Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
POLARIS INCOME MAX
If your contract was purchased between July 25, 2022 and April 30, 2023, and you elected the optional Polaris Income Max Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Max Income Option 1		Polaris Income Max Income Option 2		Polaris Income Max Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 50 - 59)	4.25%	3.25%(2)	4.25%	3.25%(2)	3.50%	3.50%
One Covered Person (Age 60 - 64)	5.25%	3.25%(2)	5.25%	3.25%(2)	4.20%	4.20%
One Covered Person (Age 65 - 74)	7.00%	4.25%	8.00%	3.25%	5.60%	5.60%
One Covered Person (Age 75 and Older)	7.50%	4.25%	8.50%	3.25%	5.90%	5.90%
Two Covered Persons (Age 50 - 59)	4.00%	3.00%(3)	4.00%	3.00%(3)	3.10%	3.10%
Two Covered Persons (Age 60 - 64)	5.00%	3.00%(3)	5.00%	3.00%(3)	3.80%	3.80%
Two Covered Persons (Age 65 - 74)	6.75%	4.00%	7.75%	3.00%	5.20%	5.20%
Two Covered Persons (Age 75 and Older)	7.25%	4.00%	8.25%	3.00%	5.50%	5.50%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between May 2, 2022 and July 24, 2022, and you elected the optional Polaris Income Max Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Max Income Option 1		Polaris Income Max Income Option 2		Polaris Income Max Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 50 - 59)	4.25%	3.25%(2)	4.25%	3.25%(2)	3.30%	3.30%
One Covered Person (Age 60 - 64)	5.25%	3.25%(2)	5.25%	3.25%(2)	3.80%	3.80%
One Covered Person (Age 65 - 74)	6.50%	4.25%	7.75%	3.25%	5.30%	5.30%
One Covered Person (Age 75 and Older)	7.00%	4.25%	8.25%	3.25%	5.55%	5.55%
Two Covered Persons (Age 50 - 59)	3.85%	2.85%(3)	3.85%	2.85%(3)	2.90%	2.90%
Two Covered Persons (Age 60 - 64)	4.85%	2.85%(3)	4.85%	2.85%(3)	3.40%	3.40%
Two Covered Persons (Age 65 - 74)	6.10%	3.85%	7.35%	2.85%	4.90%	4.90%
Two Covered Persons (Age 75 and Older)	6.60%	3.85%	7.85%	2.85%	5.15%	5.15%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 3.85% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.

If your contract was purchased between May 3, 2021 and May 1, 2022, and you elected the optional Polaris Income Max Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Max Income Option 1		Polaris Income Max Income Option 2		Polaris Income Max Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 50 - 59)	4.00%	3.00%(2)	4.00%	3.00%(2)	3.00%	3.00%
One Covered Person (Age 60 - 64)	5.00%	3.00%(2)	5.00%	3.00%(2)	3.50%	3.50%
One Covered Person (Age 65 - 71)	6.25%	4.00%	7.50%	3.00%	5.00%	5.00%
One Covered Person (Age 72 and Older)	6.75%	4.00%	8.00%	3.00%	5.25%	5.25%
Two Covered Persons (Age 50 - 59)	3.60%	2.60%(3)	3.60%	2.60%(3)	2.60%	2.60%
Two Covered Persons (Age 60 - 64)	4.60%	2.60%(3)	4.60%	2.60%(3)	3.10%	3.10%
Two Covered Persons (Age 65 - 74)	5.85%	3.60%	7.10%	2.60%	4.60%	4.60%
Two Covered Persons (Age 75 and Older)	6.35%	3.60%	7.60%	2.60%	4.85%	4.85%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, the Protected Income Payment Percentage is 3.60% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between October 13, 2020 and May 2, 2021, and you elected the optional Polaris Income Max Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Max Income Option 1	Polaris Income Max Income Option 2	Polaris Income Max Income Option 3
One Covered Person (Age 50 - 59)	4.00% / 3.00%(2)	4.00% / 3.00%(2)	3.00% / 3.00%
One Covered Person (Age 60 - 64)	5.00% / 3.00%(2)	5.00% / 3.00%(2)	3.50% / 3.50%
One Covered Person (Age 65 - 71)	6.25% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
One Covered Person (Age 72 and Older)	6.75% / 4.00%	8.00% / 3.00%	5.25% / 5.25%
Two Covered Persons (Age 50 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	5.75% / 4.00%	7.00% / 3.00%	4.50% / 4.50%
Two Covered Persons (Age 72 and Older)	6.25% / 4.00%	7.50% / 3.00%	4.75% / 4.75%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.

POLARIS INCOME PLUS DAILY FLEX
If your contract was purchased between July 25, 2022 and April 30, 2023, and you elected the optional Polaris Income Plus Daily Flex Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
	Polaris Income Plus Daily Flex Income Option 1		Polaris Income Plus Daily Flex Income Option 2		Polaris Income Plus Daily Flex Income Option 3
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 45 - 59)	4.00%	3.00%(2)	4.00%	3.00%(2)	3.30%	3.30%
One Covered Person (Age 60 - 64)	5.00%	3.00%(2)	5.00%	3.00%(2)	4.00%	4.00%
One Covered Person (Age 65 - 74)	6.75%	4.25%	7.75%	3.25%	5.40%	5.40%
One Covered Person (Age 75 and Older)	7.25%	4.25%	8.25%	3.25%	5.70%	5.70%
Two Covered Persons (Age 45 - 59)	3.75%	2.75%(3)	3.75%	2.75%(3)	2.90%	2.90%
Two Covered Persons (Age 60 - 64)	4.75%	2.75%(3)	4.75%	2.75%(3)	3.60%	3.60%
Two Covered Persons (Age 65 - 74)	6.50%	4.00%	7.50%	3.00%	5.00%	5.00%
Two Covered Persons (Age 75 and Older)	7.00%	4.00%	8.00%	3.00%	5.30%	5.30%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between May 2, 2022 and July 24, 2022, and you elected the optional Polaris Income Plus Daily Flex Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
	Polaris Income Plus Daily Flex Income Option 1		Polaris Income Plus Daily Flex Income Option 2		Polaris Income Plus Daily Flex Income Option 3
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 45 - 59)	3.50%	3.00%(2)	3.50%	3.00%(2)	2.90%	2.90%
One Covered Person (Age 60 - 64)	4.50%	3.00%(2)	4.50%	3.00%(2)	3.40%	3.40%
One Covered Person (Age 65 - 74)	6.25%	4.25%	7.25%	3.25%	5.15%	5.15%
One Covered Person (Age 75 and Older)	6.75%	4.25%	7.75%	3.25%	5.40%	5.40%
Two Covered Persons (Age 45 - 59)	3.10%	2.60%(3)	3.10%	2.60%(3)	2.50%	2.50%
Two Covered Persons (Age 60 - 64)	4.10%	2.60%(3)	4.10%	2.60%(3)	3.00%	3.00%
Two Covered Persons (Age 65 - 74)	5.85%	3.85%	6.85%	2.85%	4.75%	4.75%
Two Covered Persons (Age 75 and Older)	6.35%	3.85%	7.35%	2.85%	5.00%	5.00%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 3.85% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

If your contract was purchased between May 3, 2021 and May 1, 2022, and you elected the optional Polaris Income Plus Daily Flex Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1		Polaris Income Plus Daily Flex Income Option 2		Polaris Income Plus Daily Flex Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 45 - 59)	3.25%	2.75%(2)	3.25%	2.75%(2)	2.50%	2.50%
One Covered Person (Age 60 - 64)	4.25%	2.75%(2)	4.25%	2.75%(2)	3.00%	3.00%
One Covered Person (Age 65 - 74)	6.00%	4.00%	7.00%	3.00%	4.75%	4.75%
One Covered Person (Age 75 and Older)	6.50%	4.00%	7.50%	3.00%	5.00%	5.00%
Two Covered Persons (Age 45 - 59)	2.85%	2.35%(3)	2.85%	2.35%(3)	2.10%	2.10%
Two Covered Persons (Age 60 - 64)	3.85%	2.35%(3)	3.85%	2.35%(3)	2.60%	2.60%
Two Covered Persons (Age 65 - 74)	5.60%	3.60%	6.60%	2.60%	4.35%	4.35%
Two Covered Persons (Age 75 and Older)	6.10%	3.60%	7.10%	2.60%	4.60%	4.60%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, the Protected Income Payment Percentage is 3.60% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between October 13, 2020 and May 2, 2021, and you elected the optional Polaris Income Plus Daily Flex Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown::
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	3.25% / 2.75%(2)	3.25% / 2.75%(2)	2.50% / 2.50%
One Covered Person (Age 60 - 64)	4.25% / 2.75%(2)	4.25% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	2.75% / 2.75%(3)	2.75% / 2.75%(3)	2.25% / 2.25%
Two Covered Persons (Age 60 - 64)	3.75% / 2.75%(3)	3.75% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios in accordance with the investment requirements. Please see Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with this optional Living Benefit.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates.

You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
How do my investment requirements impact my feature and contract?
Before you elect a Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. You may never need to rely on this protection as the benefit’s value is dependent on your contract’s performance, your withdrawal activity and your longevity. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return. Please consult your investment advisor regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Max?
The Lifetime Income offered by Polaris Income Max is calculated by considering the factors described below.
First,we determine if the Anniversary Value is the Higher Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary.
Second,we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.

Third,we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit prior to the Activation Date. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date.
Fourth, we determine the Income Credit. The Income Credit is equal to the Income Credit Percentage of 5.25% multiplied by the Income Credit Base on each Benefit Year Anniversary prior to the Activation Date. On or after the Activation Date, the Income Credit will no longer be available.
Fifth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday. Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Max?” below.
What are the factors used to calculate Polaris Income Plus Daily Flex?
The Lifetime Income offered by Polaris Income Plus Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value. Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received, and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the Activation Date, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received. Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday. Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation

Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Daily Flex?” below.
How do increases to the Income Base and Income Credit Base work under Polaris Income Max?
On each Benefit Year Anniversary, prior to the Activation Date, the Income Base is automatically increased to the greater of (1) the Higher Anniversary Value; or (2) the current Income Base plus the Income Credit, if any.
On each Benefit Year Anniversary prior to the Activation Date, if the Income Base is increased to a Higher Anniversary Value, the Income Credit Base is also automatically increased to that Higher Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Higher Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
On or After Activation Date, the Maximum Annual Withdrawal Amount is recalculated each time there is an increase in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased.
How do increases to the Income Base work under Polaris Income Plus Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the Higher Step-up Value since the last Excess Withdrawal. The Income Base will no longer be increased to the Minimum Income Base on the Benefit Year Anniversary on or after the Activation Date.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Excess Withdrawal.
What are the effects of withdrawals on Polaris Income Max?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base and Income Credit Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce the Income Credit. The reduction to the Income Credit Base will result in a lowered Income Credit amount being applied to the Income Base. In addition, these withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000 and your Maximum Annual Withdrawal Percentage is 5%. Withdrawals greater than $6,000 would be an Excess Withdrawal. You request a withdrawal of $11,000, of which $5,000 is in excess of the Maximum Annual Withdrawal Amount. Your Income Base will be reduced proportionately to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000. The new Maximum Annual Withdrawal Amount will now be 5% of the Income Base: 5% x $114,000 which is $5,700.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
What are the effects of withdrawals on Polaris Income Plus Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, your Maximum Annual Withdrawal Amount is $6,000 and your Maximum Annual Withdrawal Percentage is 5%. Withdrawals greater than

$6,000 would be an Excess Withdrawal. You request a withdrawal of $11,000, of which $5,000 is in excess of your Maximum Annual Withdrawal Amount. Your Income Base will be reduced proportionately to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000. The new Maximum Annual Withdrawal Amount will now be 5% of the Income Base: 5% x $114,000 which is $5,700.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income, the Minimum Income Base will no longer increase on future Benefit Anniversaries.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
How can I change my Income Option Election?
You may change your Income Option election on the Activation Date. If you change your Income Option election on the Activation Date, an annualized fee applies. Once Lifetime Income begins, you may not change your Income Option election.
What is the fee for Polaris Income Max and Polaris Income Plus Daily Flex?
The fee for Polaris Income Max and Polaris Income Plus Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Connecticut, Hawaii, Missouri, Oregon, Texas, Vermont, Virginia and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. In addition, if you change your Income Option on the Activation Date, your annual fee will increase on the next Benefit Quarter Anniversary. Please see fee table below:
Polaris Income Max Fee
Polaris Income Plus Daily Flex Fee
For contracts issued between May 3, 2021 and April 30, 2023
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.45%	2.50%	0.60%	±0.40%
Two Covered Persons	1.45%	2.50%	0.60%	±0.40%
*
The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
For contracts issued prior to May 3, 2021
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*
The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*
The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
For Polaris Income Max, an increase in the Income Base due to an addition of an Income Credit, attaining a new Higher Anniversary Value or an addition of subsequent Purchase Payments will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit prior to the Activation Date will lead to paying a higher fee in any given period than without the addition of the Income Credit because the Income Credit may increase the Income Base. You will be assessed a non-refundable fee each quarter regardless of whether you activate Lifetime Income.
For Polaris Income Plus Daily Flex, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date,
If the contract value is reduced to zero due to a withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date,
If the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.

If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.
The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to POLARIS INCOME Max and POLARIS INCOME Plus DAILY FLEX

When and how may I elect a Living Benefit?
You may elect a Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Max:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	50	80
Joint Owners(3)	50	80
(1)
Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)
Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)
Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
Polaris Income Plus Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)
Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)
Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)
Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•
Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•
Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•
Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)
You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base, Income Credit Base, if applicable, and the Purchase Payments used to calculate the Minimum Income Base, if applicable.

On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Max?”and“What are the effects of withdrawals on Polaris Income Plus Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
The age at which you must begin taking RMDs is 73 (if you were born January 1, 1951 or later), 72 (if you were born on or after July 1, 1949, and before January 1, 1951), or 70 ½ (if you were born before July 1, 1949).
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum

Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
Note: Prior to the Activation Date, if the contract value goes to zero due to a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Max work?” and “How does Polaris Income Plus Daily Flex work?” above.
For Polaris Income Max only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Higher Anniversary Values or if applicable, any Income Credit prior to the Activation Date, while the contract value is greater than zero.
For Polaris Income Plus Daily Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries prior to the Activation Date. On or after the Activation Date, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date, if the contract value is greater than zero, You must select one of the following options:
1.
Annuitize by selecting from choices a. or b. below:
a.
elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments under the contract’s annuity provisions as described under ANNUITY INCOME OPTIONS; or
b.
elect to receive Lifetime Income under Your Living Benefit option by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.
Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above. Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract value goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 4th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-4	4th Benefit Year Anniversary
Years 4+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Max or Polaris Income Plus Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available in the state in which your contract was issued, amounts will be transferred to a money market or similar portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the 1-Year Fixed Account or a money market or similar portfolio, as applicable, at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market or similar portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)
Annuitization of the contract; or
(ii)
Termination or surrender of the contract; or
(iii)
A death benefit is paid resulting in the contract being terminated; or
(iv)
Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)
On or after the Activation Date, any Excess Withdrawal that reduces the contract value and Income Base to zero; or
(vi)
Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)
A change that removes all of the original Covered Persons from the contract; or
(viii)A Change of the Owner or Assignment; or
(ix)
You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Polaris Income PLUS FLEX and POLARIS INCOME PLUS DAILY FLEX
If your contract was issued between May 1, 2019 and October 12, 2020 and you elected the Polaris Income Plus Flex or Polaris Income Plus Daily Flex living benefit, the following provisions are applicable to the feature you elected.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefits offered in your contract.

Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s) or Income Options.
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the Contract Issue Date.
Benefit Quarter
Each consecutive 3-month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day. For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the Contract Issue Date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Covered Person Changes
The Covered Person(s) may be changed in the event of Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the Maximum Annual Withdrawal Amount or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Higher Anniversary Value
For Polaris Income Plus Flex, the current Anniversary Value that is greater than the current Income Base.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability Prior to the Activation Date	Income Credit Availability On or After Activation Date
Polaris Income Plus Flex	5.25% (For contracts purchased on or after March 30, 2020) 6% (For contracts purchased prior to March 30, 2020)	Available during the first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	Available during the first 12 Benefit Years – the Income Credit is reduced, but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage
Polaris Income Plus Daily Flex	Not available
Income Credit Base
Applicable to Polaris Income Plus Flex only, the Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Percentage
Applicable to Polaris Income Plus Flex only, a percentage of the Income Credit Base used to determine the Income Credit amount during the Income Credit Period. Please refer to Income Credit above for the Income Credit Percentage applicable to your contract.
Income Credit Period
Applicable to Polaris Income Plus Flex only, the period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Income Option
The Income Option is elected by You at contract issue. The Maximum Annual Withdrawal Amounts and Protected Income Payments offered in each Income Option vary by age and whether you elect one or two Covered Persons.

Income Option Change
A one-time opportunity to change the Income Option of your initial Living Benefit election on the Activation Date.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined under Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero.
Minimum Income Base for Polaris Income Plus Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base which is calculated on the 12th Benefit Anniversary if you have not activated Lifetime Income. Any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used to calculate the Minimum Income Base. If you activate Lifetime Income before the 12th Benefit Anniversary, you will not be eligible to receive the increase to the Income Base on the 12th Benefit Anniversary. The Minimum Income Base amount is calculated as a percentage of Purchase Payments as follows:
Minimum Income Base Period	Minimum Income Base Percentage (as a Percentage of the Purchase Payments*)
Activation Date on or after the 12th Benefit Year Anniversary	200% of Purchase Payments* received in the 1st Benefit Year, plus 100% of Purchase Payments* received after the 1st Benefit Year
*
Purchase Payments reduced proportionately for withdrawals taken prior to the Activation Date.
Minimum Income Base for Polaris Income Plus Daily Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base calculated on each Benefit Year Anniversary prior to the Activation Date and up to the 15th Benefit Year Anniversary. An annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary during the Minimum Income Base period, as long as the Activation Date is after each Benefit Year Anniversary indicated as follows:
Minimum Income Base Period (Lifetime Income is not activated prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the Purchase Payments)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
11th Benefit Year Anniversary	155%
12th Benefit Year Anniversary	160%
13th Benefit Year Anniversary	165%
14th Benefit Year Anniversary	170%
15th Benefit Year Anniversary	175%
Prior to the Activation Date, any withdrawals taken will proportionately reduce all Purchase Payments used in the calculation of the Minimum Income Base. The Minimum Income Base is only available in the first 15 Benefit Years, or upon the Activation Date, if earlier.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
If you elect Polaris Income Plus Daily Flex, the Step-Up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.

How does Polaris Income Plus Flex work?
Polaris Income Plus Flex® locks in the greater of two values to determine the Income Base. The Income Base is initially equal to the first Purchase Payment. The Income Base is automatically locked in on each Benefit Year Anniversary, as the greater of (1) the Higher Anniversary Value, or (2) the Income Base increased by any available Income Credit.
Polaris Income Plus Flex offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract’s Higher Anniversary Value, or an Income Base with an annual Income Credit, if any. If you elect Polaris Income Plus Flex, you may choose from Income Options 1, 2 or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Options (the “Income Option Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of one of the original Covered Person(s). You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit Base (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base. Note: If the Activation Date is prior to the specified Benefit Year Anniversary, you will no longer be eligible for the Minimum Income Base on the Benefit Year Anniversary.
The annual Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The Income Credit is determined by multiplying the applicable Income Credit Percentage by the Income Credit Base. The Income Credit may be reduced if withdrawals are taken, as described below.
Prior to Activation Date, if withdrawals are taken, the Income Credit Percentage is not reduced, but any applicable Income Credit is reduced because it will be based on the proportionately reduced Income Credit Base.
On or after the Activation Date, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage, thereby providing a guarantee that income can continue to increase during the first 12 years even after starting withdrawals. After the first 12 years, the Income Base may only increase to the Higher Anniversary Value.
If the Activation Date is after the 12th contract anniversary, and you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. Please see “How do
increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?” below.
How does Polaris Income Plus Daily Flex work?
Polaris Income Plus Daily Flex® offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect Polaris Income Plus Daily Flex, you may choose from Income Options 1, 2, or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Daily Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Option (the “Income Option Change”) on the Activation Date. The Covered Person(s) Change is permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract. You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, if the Activation Date is not prior to the specified Benefit Year Anniversary, you will be eligible for the Minimum Income Base on the Benefit Year Anniversary. The Minimum Income Base is a specified percentage of the Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values and subsequent Purchase Payments, if any. Please see “How do increases in the Income Base work under Polaris Income Plus Daily Flex?” below.

What are the differences between Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
Living Benefit Parameter	Polaris Income Plus Flex	Polaris Income Plus Daily Flex
Initial Annual Fee	1.25% One Covered Person 1.25% Two Covered Persons
Minimum Income Base
Minimum Income Base
Percentage: 200% of
Purchase Payments
received in 1st Benefit
Year
100% of Purchase
Payments received
after 1st Benefit Year
Minimum Income Base
Period: 12 years if
Lifetime Income is
NOT activated
Range of Minimum Income Base Percentage: 105% - 175% Minimum Income Base Period: Years 1-15; upon the Activation Date, no further adjustments are made to the Minimum Income Base
Income Credit – Prior to the Activation Date	Income Credit available in first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	N/A
Income Credit – On or After the Activation Date
Income Credit
available in first 12
Benefit Years – the
Income Credit is
reduced, but not
eliminated in any
Benefit Year on or
after the Activation
date in which
cumulative
withdrawals are less
than the applicable
Income Credit
Percentage
N/A
Frequency of Step-up Values	Annual	Daily
Investment Requirements	10% in Secure Value Account 90% in Variable Portfolios (total of 18 investment options)
Allocation Structure:
10% in Secure Value
Account
90% in Variable
Portfolios
Asset Allocation
Portfolios (37
investment options)
or
Build Your Own
Allocation
(76 investment options
that cross 12 asset
classes)

Please consult with your investment advisor regarding which Living Benefit is appropriate for you.
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) and whether your contract value is greater than or equal to zero on the Activation Date.
While the contract value is greater than zero and on or after the Activation Date, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my living benefit upon the Latest Annuity Date?”below.

Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
POLARIS INCOME PLUS FLEX
If your contract was purchased between March 30, 2020 and October 12, 2020, and you elected the optional Polaris Income Plus Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Flex Income Option 1	Polaris Income Plus Flex Income Option 2	Polaris Income Plus Flex Income Option 3
One Covered Person (Age 45 - 59)	3.50% / 3.00%(2)	3.50% / 3.00%(2)	2.75% / 2.75%
One Covered Person (Age 60 - 64)	4.50% / 3.00%(2)	4.50% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%(3)	3.00% / 3.00%(3)	2.50% / 2.50%
Two Covered Persons (Age 60 - 64)	4.00% / 3.00%(3)	4.00% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between October 7, 2019 and March 29, 2020, and you elected the optional Polaris Income Plus Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Flex Income Option 1	Polaris Income Plus Flex Income Option 2	Polaris Income Plus Flex Income Option 3
One Covered Person (Age 45 - 59)	4.00% / 3.00%(2)	4.00% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	5.00% / 3.00%(2)	5.00% / 3.00%(2)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.00% / 4.00%	8.00% / 3.00%	5.50% / 5.50%
Two Covered Persons (Age 45 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.

If your contract was purchased between May 1, 2019 and October 6, 2019, and you elected the optional Polaris Income Plus Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Flex Income Option 1	Polaris Income Plus Flex Income Option 2	Polaris Income Plus Flex Income Option 3
One Covered Person (Age 45 - 59)	4.50% / 3.00%(2)	4.50% / 3.00%(2)	3.75% / 3.75%
One Covered Person (Age 60 - 64)	5.50% / 3.00%(2)	5.50% / 3.00%(2)	4.25% / 4.25%
One Covered Person (Age 65 - 71)	6.50% / 4.50%	7.50% / 3.50%	5.50% / 5.50%
One Covered Person (Age 72 and Older)	7.00% / 4.50%	8.00% / 3.50%	5.75% / 5.75%
Two Covered Persons (Age 45 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	3.25% / 3.25%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.75% / 3.75%
Two Covered Persons (Age 65 - 71)	6.00% / 4.50%	7.00% / 3.50%	5.00% / 5.00%
Two Covered Persons (Age 72 and Older)	6.50% / 4.50%	7.50% / 3.50%	5.25% / 5.25%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
POLARIS INCOME PLUS DAILY FLEX
If your contract was purchased between March 30, 2019 and October 12, 2020, and you elected the optional Polaris Income Plus Daily Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	3.25% / 2.75%(2)	3.25% / 2.75%(2)	2.50% / 2.50%
One Covered Person (Age 60 - 64)	4.25% / 2.75%(2)	4.25% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	2.75% / 2.75%(3)	2.75% / 2.75%(3)	2.25% / 2.25%
Two Covered Persons (Age 60 - 64)	3.75% / 2.75%(3)	3.75% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

If your contract was purchased between October 7, 2019 and March 29, 2020, and you elected the optional Polaris Income Plus Daily Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	3.75% / 2.75%(2)	3.75% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 60 - 64)	4.75% / 2.75%(2)	4.75% / 2.75%(2)	3.50% / 3.50%
One Covered Person (Age 65 - 71)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.00% / 4.00%	8.00% / 3.00%	5.50% / 5.50%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(3)	3.25% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	4.25% / 2.75%(3)	4.25% / 2.75%(3)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between May 1, 2019 and October 6, 2019, and you elected the optional Polaris Income Plus Daily Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	4.25% / 2.75%(2)	4.25% / 2.75%(2)	3.50% / 3.50%
One Covered Person (Age 60 - 64)	5.25% / 3.00%(2)	5.25% / 3.00%(2)	4.00% / 4.00%
One Covered Person (Age 65 - 71)	6.50% / 4.50%	7.50% / 3.50%	5.50% / 5.50%
One Covered Person (Age 72 and Older)	7.00% / 4.50%	8.00% / 3.50%	5.75% / 5.75%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(3)	3.25% / 2.75%(3)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	4.25% / 3.00%(3)	4.25% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	6.00% / 4.50%	7.00% / 3.50%	5.00% / 5.00%
Two Covered Persons (Age 72 and Older)	6.50% / 4.50%	7.50% / 3.50%	5.25% / 5.25%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios in accordance with the investment requirements. Please see Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with this optional Living Benefit.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.

You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
How do my investment requirements impact my feature and contract?
Before you elect a Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your investment advisor regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Plus Flex?
The Lifetime Income offered by Polaris Income Plus Flex is calculated by considering the factors described below.
First,we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second,we determine if the Anniversary Value is the Higher Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary.
Third,we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Fourth,if you do not activate Lifetime Income before the 12th Benefit Anniversary, the guaranteed Minimum Income Base amount will be available in the Income Base calculation on the 12th Benefit Anniversary. Any withdrawals taken prior to activating Lifetime Income on or after the 12th Benefit Year Anniversary will proportionately reduce the Purchase Payments used to determine the

Minimum Income Base. The Minimum Income Base amount is calculated as a percentage of Purchase Payments received during the first Benefit Year and a percentage of Purchase Payments received after the first Benefit Year. These percentages are provided above in the Glossary of Living Benefit Defined Terms. If you activate Lifetime Income before the 12th Benefit Year Anniversary, you will not be eligible to receive the increase to the Income Base.
Fifth,we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Sixth, we determine the Income Credit.
The Income Credit amount is equal to the applicable Income Credit Percentage multiplied by the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. Prior to the Activation Date, if no withdrawals are taken during the Benefit Year, the Income Credit applied to the Income Base is not reduced.
On or after the Activation Date, the Income Credit Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than the applicable Income Credit Percentage.
Seventh, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday. Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Eighth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation
Date, while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?” below.
What are the factors used to calculate Polaris Income Plus Daily Flex?
The Lifetime Income offered by Polaris Income Plus Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value. Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received, and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the 15th Benefit Year Anniversary, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary. These percentages are provided above in the Glossary of Living Benefit Defined Terms. Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the

Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday. Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Daily Flex?” below.
How do increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Higher Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided that Lifetime Income withdrawals have not begun before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, if the Income Base is increased to a Higher Anniversary Value, the Income Credit Base is also automatically increased to that Higher Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Higher Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
On or After Activation Date, the Maximum Annual Withdrawal Amount is recalculated each time there is an increase in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased.
How do increases to the Income Base work under Polaris Income Plus Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, but during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the Higher Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Excess Withdrawal.
What are the effects of withdrawals on Polaris Income Plus Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of any withdrawals. If you activate Lifetime Income before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base and Income Credit Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce the Income Credit (if applicable), and Purchase Payments used to calculate the Minimum Income Base. The reduction to the Income Credit Base will result in a lowered Income Credit amount being applied to the Income Base during the Income Credit Period. In addition, these withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base and Income Credit Base are $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base and Income Credit Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base and Income Credit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base and Income Credit Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. In addition, you will not be eligible for an Income Credit, if applicable, in that Benefit Year.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an
Income Credit in that Benefit Year. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
What are the effects of withdrawals on Polaris Income Plus Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.

Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base during the Minimum Income Base Period. However, the Minimum Income Base will continue to increase during the Minimum Income Base Period prior to the Activation Date. Lastly, any withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the
Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income during the Minimum Income Base Period, the Minimum Income Base will no longer increase on the next Benefit Anniversary.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
How can I change my Income Option Election?
You may change your Income Option election on the Activation Date. If you change your Income Option election on the Activation Date, an annualized fee applies. Once Lifetime Income begins, you may not change your Income Option election.

What is the fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
The fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Connecticut, Hawaii, Missouri, New York, Oregon, Texas, Vermont, Virginia and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. In addition, if you change your Income Option on the Activation Date, your annual fee will increase on the next Benefit Quarter Anniversary. Please see fee table below:
Polaris Income Plus Flex Fee
Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*
The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*
The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
For Polaris Income Plus Flex, an increase in the Income Base due to an addition of an Income Credit, attaining a new Higher Anniversary Value or an addition of subsequent Purchase Payments will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit because the Income Credit may increase the Income Base. When taking Lifetime Income, the Income Credit will be reduced by the Maximum Annual Withdrawal Amount and may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether you activate Lifetime Income.
For Polaris Income Plus Daily Flex, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date,
If the contract value is reduced to zero due to a withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date,
if the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.

If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
In addition, for Polaris Income Plus Flex, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.
The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to POLARIS INCOME PLUS FLEX and POLARIS INCOME Plus DAILY FLEX

When and how may I elect a Living Benefit?
You may elect a Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)
Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)
Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)
Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•
Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•
Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•
Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)
You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base, Income Credit Base, if applicable, and the Purchase Payments used to calculate the Minimum Income Base.
On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?”and“What are the effects of withdrawals on Polaris Income Plus Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
The age at which you must begin taking RMDs is 73 (if you were born January 1, 1951 or later), 72 (if you were born on or after July 1, 1949, and before January 1, 1951), or 70 ½ (if you were born before July 1, 1949).
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If you have elected Polaris Income Plus Flex and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than the applicable Income Credit Percentage, an Income Credit equal to the difference between the RMD and the applicable Income Credit Percentage will be included in determining any Income Base increase in that Benefit Year. If the RMD amount is greater than the applicable Income Credit Percentage, no Income Credit will be included in the calculation of the Income Base.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum

Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
Note: Prior to the Activation Date, if the contract value goes to zero due to a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Plus Flex work?” and “How does Polaris Income Plus Daily Flex work?” above.
For Polaris Income Plus Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Higher Anniversary Values or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if Lifetime Income was not activated during the first 12 Benefit Years following the Benefit Effective Date.
For Polaris Income Plus Daily Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit
Year Anniversaries during the Minimum Income Base period if Lifetime Income was not activated during the Minimum Income Base period. On or after the Activation Date, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date, if the contract value is greater than zero, You must select one of the following options:
1.
Annuitize by selecting from choices a. or b. below:
a.
elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments under the contract’s annuity provisions as described under ANNUITY INCOME OPTIONS; or
b.
elect to receive Lifetime Income under Your Living Benefit option by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.
Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above. Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract value goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 4th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-4	4th Benefit Year Anniversary
Years 4+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus Flex or Polaris Income Plus Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)
Annuitization of the contract; or
(ii)
Termination or surrender of the contract; or
(iii)
A death benefit is paid resulting in the contract being terminated; or
(iv)
Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)
On or after the Activation Date, any Excess Withdrawal that reduces the contract value and Income Base to zero; or
(vi)
Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)
A change that removes all of the original Covered Persons from the contract; or
(viii)A Change of the Owner or Assignment; or
(ix)
You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
POLARIS INCOME PLUS AND POLARIS INCOME PLUS DAILY
If your contract was issued prior to September 9, 2019 and you elected the Polaris Income Plus or Polaris Income Plus Daily Living Benefit, the following provisions are applicable to the feature you elected.
The Polaris Income Plus and Polaris Income Plus Daily Living Benefits were available from May 1, 2018 through September 8, 2019. Effective September 9, 2019, Polaris Income Plus and Polaris Income Plus Daily are no longer available for election.

Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefits offered in your contract.
Glossary of Living Benefit Terms
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Highest Anniversary Value
For Polaris Income Plus, the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Purchase Payments received prior to the first contract anniversary.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Income Credit
For Polaris Income Plus only, an amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability
Polaris Income Plus	6%	Available during the first 12 Benefit Years — the Income Credit is reduced in years withdrawals are taken
Polaris Income Plus Daily	Not available	Not available
Income Credit Base
For Polaris Income Plus only, the Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Period
For Polaris Income Plus only, the period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Investment Requirements
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to the Secure Value Account. The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined below.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Minimum Income Base (for Polaris Income Plus only)
The Minimum Income Base is a guaranteed minimum amount of the Income Base which is calculated on the 12th Benefit Anniversary during the Minimum Income Base period of 12 years, provided no withdrawals are taken prior to the 12th Benefit Year Anniversary. If you take withdrawals prior to the 12th Benefit Anniversary, you will not be eligible to receive the increase to the Income Base on the 12th Benefit Anniversary. The Minimum Income Base amount is calculated as a percentage of first Benefit Year’s Purchase Payments as follows:
Minimum Income Base Period (if no withdrawals are taken prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the 1st Benefit Year’s Purchase Payment)
12th Benefit Year Anniversary	200%
Minimum Income Base (for Polaris Income Plus Daily only)
The Minimum Income Base is a guaranteed minimum amount of the Income Base determined on each contract Benefit Year Anniversary and up to the 15th Benefit Year Anniversary of the contract. An annual 5% Minimum Income Base Percentage will be applied to the Purchase Payment(s) received prior to the first Benefit Year Anniversary during the Minimum Income Base period of 15 years, provided no withdrawals are taken prior to each Benefit Year Anniversary as follows:
Benefit Year Anniversary (if no withdrawals are taken prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the 1st Benefit Year’s Purchase Payment)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
11th Benefit Year Anniversary	155%
12th Benefit Year Anniversary	160%
13th Benefit Year Anniversary	165%
14th Benefit Year Anniversary	170%
15th Benefit Year Anniversary	175%
The Minimum Income Base is only available in the first 15 Benefit Years, provided no withdrawals are taken.
Protected Income Payment
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
For Polaris Income Plus Daily only, a value used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
Polaris Income Plus and Polaris Income Plus Daily
How does Polaris Income Plus work?
Polaris Income Plus locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. We will not accept subsequent Purchase Payments on or after the first contract anniversary. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the Highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.
There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be at least 200% of your first Benefit Year’s Purchase Payments (“Minimum Income Base”). Please see “How can the Income Base and Income Credit Base be increased?” below.
How does Polaris Income Plus Daily work?
Unlike Polaris Income Plus, Polaris Income Plus Daily does not offer Income Credits. Instead, Polaris Income Plus Daily’s Income Base is increased by locking in Step-up Values. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. The Income Base is increased by subsequent Purchase Payments. We will not accept subsequent Purchase Payments after the first contract anniversary. Until a withdrawal has been taken, the Income Base is increased to the Step-up Value immediately. After the first withdrawal, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values. In addition, if you do not take any withdrawals prior to a Benefit Year Anniversary during the Minimum Income Base period, the Income Base will be eligible to increase to at least the Minimum Income Base according to the table shown above. The Minimum Income Base is determined on each Benefit Year Anniversary during the Minimum Income Base period. The Minimum Income Base equals the Minimum Income Base percentage multiplied by the Purchase Payments as long as no withdrawals are taken prior to that Benefit Year Anniversary. However, if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your

Minimum Income Base. Please see “How can the Income Base be increased for Polaris Income Plus Daily?” below.
What are the differences between Polaris Income Plus and Polaris Income Plus Daily?
Living Benefit Parameter	Polaris Income Plus	Polaris Income Plus Daily
Initial Annual Fee	1.00% One Covered Person 1.25% Two Covered Persons	1.15% One Covered Person 1.35% Two Covered Persons
Minimum Income Base	Minimum Income Base Percentage: 200% Minimum Income Base Period: 12 years if no withdrawals are taken	Range of Minimum Income Base Percentage*: 105% - 175% Minimum Income Base Period: Years 1-15; upon the first withdrawal, no further adjustments are made to the Minimum Income Base
Income Credit	6% Income Credit available in first 12 Benefit Years – the Income Credit is reduced in years withdrawals are taken	N/A
Frequency of Step-up Values	Annual	Daily
Investment Requirements	10% in Secure Value Account 90% in Variable Portfolios (total of 18 investment options)	10% in Secure Value Account 90% in Variable Portfolios (total of 35 investment options)
What determines the amount I can receive each year?
The amount that you receive depends on which living benefit you have elected, the income option you have elected, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero. You must choose a feature and income option, if applicable, at the time you purchase your contract and your election may not be changed thereafter. Please see the table below for the income options available to you. If you purchased your contract through certain broker-dealers, all income options may not be available to you.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base and Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on the feature elected and whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal and (4) for those taking withdrawals before age 65, if applicable under the income option elected, whether the Income Base steps up due to favorable market conditions after the Covered Person(s)’ 65th birthday. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” and “What happens to my living benefit upon the Latest Annuity Date?” below.

Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
POLARIS INCOME PLUS
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Income Option 1	Polaris Income Plus Income Option 2	Polaris Income Plus Income Option 3
One Covered Person (Age 45 - 59)	4.0% / 3.0%(2)	4.0% / 3.0%(2)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	5.0% / 3.0%(2)	5.0% / 3.0%(2)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	6.5% / 4.0%	7.5% / 3.0%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.0% / 4.0%	8.0% / 3.0%	5.5% / 5.5%
Two Covered Persons (Age 45 - 59)	3.5% / 3.0%(3)	3.5% / 3.0%(3)	3.0% / 3.0%
Two Covered Persons (Age 60 - 64)	4.5% / 3.0%(3)	4.5% / 3.0%(3)	3.5% / 3.5%
Two Covered Persons (Age 65 - 71)	6.0% / 4.0%	7.0% / 3.0%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.5% / 4.0%	7.5% / 3.0%	5.0% / 5.0%

POLARIS INCOME PLUS DAILY
Number of Covered Person and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Daily Income Option 1	Polaris Income Plus Daily Income Option 2	Polaris Income Plus Daily Income Option 3
One Covered Person (Age 45 - 59)	3.75% / 2.75%(4)	3.75% / 2.75%(4)	3.0% / 3.0%
One Covered Person (Age 60 - 64)	4.75% / 2.75%(4)	4.75% / 2.75%(4)	3.50% / 3.50%
One Covered Person (Age 65 - 71)	6.5% / 4.0%	7.5% / 3.0%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.0% / 4.0%	8.0% / 3.0%	5.5% / 5.5%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(5)	3.25% / 2.75%(5)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	4.25% / 2.75%(5)	4.25% / 2.75%(5)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	6.0% / 4.0%	7.0% / 3.0%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.5% / 4.0%	7.5% / 3.0%	5.0% / 5.0%
(1)
If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
(2)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new Highest Anniversary Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new Highest Anniversary Value on or after the younger Covered Person’s 65th birthday.
(4)
If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(5)
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios in accordance with the investment requirements. Please see Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with this optional Living Benefit.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
How do my investment requirements impact my feature and contract?
Before you elect a living benefit, you should carefully consider whether the investment requirements associated with the living benefits meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by these living benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the Contract Value will be reduced to zero before the Covered Person(s)’ death. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the living benefit guarantee.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements provided under Investment Requirements for Optional Living Benefits in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. Please see AUTOMATIC ASSET REBALANCING PROGRAM in the prospectus above.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Plus?
The benefit offered by Polaris Income Plus is calculated by considering the factors described below.
First, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second, we determine if the Anniversary Value is the Highest Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary
Third, we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of your first Benefit Year’s Purchase Payments.
Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Fifth, we determine the Income Credit.
The Income Credit is equal to 6.0% (“Income Credit Percentage”) of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. If no withdrawals are taken during the Benefit Year, the Income Credit Percentage is not reduced. The Income Credit Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than 6.0% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected.
For example, if you are age 65 and elected Polaris Income Plus Income Option 1 for one Covered Person and take cumulative withdrawals that are equal to 4% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced from 6.0% to 2.0%. However, if you take cumulative withdrawals in the preceding Benefit Year that are equal to or greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, the Income Credit Percentage for that Benefit Year Anniversary is equal to zero. For example, if you are age 65 and elected two Covered Persons and take cumulative withdrawals that are equal to 5.6% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced to zero because the withdrawal is in excess of the Maximum Annual Withdrawal Amount applicable to two Covered Persons.
Sixth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income

Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Seventh, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Plus?” below.
What are the factors used to calculate Polaris Income Plus Daily?
The benefit offered by Polaris Income Plus Daily is calculated by considering the factors described below.
First, we determine the Step-up Values.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Third, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by four factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Step-up Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Plus Daily?” below.
How can the Income Base and Income Credit Base be increased for Polaris Income Plus?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the Highest Anniversary Value, if the Income Base is increased to the Highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
How can the Income Base be increased for Polaris Income Plus Daily?
If no withdrawals have been taken, the Income Base is increased daily to the Step-up Value.

Additionally, if no withdrawals are taken prior to the Benefit Year Anniversary during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the first Benefit Year’s Purchase Payments.
After the first withdrawal has been taken, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the first withdrawal (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the last Benefit Year Anniversary or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
If the contract value has been reduced to zero, the Income Base will no longer be recalculated. Please see “What are the effects of withdrawals on Polaris Income Plus?”and“What are the effects of withdrawals on Polaris Income Plus Daily?”below.
How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
Every time the Income Base is increased, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. Please see “How can the Income Base and Income Credit Base be increased for Polaris Income Plus?” and “How can the Income Base be increased for Polaris Income Plus Daily?” above.
Decreases in the Income Base
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on Polaris Income Plus?” and “What are the effects of withdrawals on Polaris Income Plus Daily?” below.
What are the effects of withdrawals on Polaris Income Plus?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the living benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual

Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including withdrawals taken under these living benefits, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Partial withdrawals under these living benefits must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY and EXPENSES in the prospectus above.
What is the fee for Polaris Income Plus?
The fee for Polaris Income Plus is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Missouri, Oregon, Texas, and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	2.50%	0.60%	±0.40%
Two Covered Persons	2.50%	0.60%	±0.40%
Please see Rate Sheet Supplement that must accompany this prospectus for the applicable Initial Annual Fee Rate.
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
An increase in the Income Base due to an addition of an Income Credit, attaining a new Highest Anniversary Value or an addition of subsequent Purchase Payments prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract before the end of a Benefit Quarter, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What are the effects of withdrawals on Polaris Income Plus Daily?
The Maximum Annual Withdrawal Amount and the Income Base can change over time as a result of the timing and amount of withdrawals. However, if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the living benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable
Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the highest Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Please see ACCESS TO YOUR MONEY and EXPENSES in the prospectus above.
What is the fee for Polaris Income Plus Daily?
The fee for Polaris Income Plus Daily is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Hawaii, Missouri, Oregon, Texas, and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.15%	2.50%	0.60%	±0.40%
Two Covered Persons	1.35%	2.50%	0.60%	±0.40%
*
The quarterly fee rate will not decrease or increase by more than 0.10% each quarter (0.40% / 4).
The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of all VIX values as of Market Close on each day during the Benefit

Quarter for which the fee is being calculated (the “Average Value of the VIX”). In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in your prospectus are guaranteed for the life of your contract.
For Polaris Income Plus Daily, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
In addition, for Polaris Income Plus, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.
The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to POLARIS INCOME PLUS and POLARIS INCOME Plus DAILY

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.
Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center.
The age at which you must begin taking RMDs is 73 (if you were born January 1, 1951 or later), 72 (if you were born on or after July 1, 1949, and before January 1, 1951), or 70 ½ (if you were born before July 1, 1949).
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If you have elected Polaris Income Plus and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Income Base, an Income Credit equal to the difference between the RMD and 6% of the Income Base will be included in determining any Income Base increase in that Benefit Year. If the RMD amount is greater than 6% of the Income Base, no Income Credit will be included in the calculation of the Income Base.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.
Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.
Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.
Continue the contract with the Living Benefit and its corresponding fee for two Covered Persons.
The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. Please see “How does Polaris Income Plus work?” and “How does Polaris Income Plus Daily work?” above.
For Polaris Income Plus only
If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Highest Anniversary Value or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.
For Polaris Income Plus Daily only
If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Base period if no withdrawal is taken during the Minimum Income Base period. If a withdrawal is taken, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base. The Minimum Income Base is equal to the Minimum Income Base percentage multiplied by the first Benefit Year’s Purchase Payments as described under “How can the Income Base be Increased for Polaris Income Plus Daily?”
Can a non-spousal Beneficiary elect to receive any remaining benefits under my living benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the living benefit. Please see DEATH BENEFITS in the prospectus above.
What happens to my Living Benefit upon the Latest Annuity Date?
If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:
1.
Annuitize the contract value under the contract’s annuity provisions (please see ANNUITY INCOME OPTIONS in the prospectus above); or
2.
Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.
3.
Any annuity income option mutually agreeable between you and us.
Once you begin the Income Phase by electing one of the annuity income payment options above: (1) the Income Base will no longer be adjusted either for Highest Anniversary Values or additional Income Credits if you elected Polaris Income Plus; (2) the Income Base will no longer be adjusted for Step-up Values and no longer eligible for adjustments to the Minimum Income Base if you elected Polaris Income Plus Daily.
If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 4th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-4	4th Benefit Year Anniversary
Years 4+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus or Polaris Income Plus Daily?
Amounts allocated to the Secure Value Account will be automatically transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into a money market portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see APPENDIX E –
STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
1.
Annuitization of the contract; or
2.
Termination or surrender of the contract; or
3.
A death benefit is paid resulting in the contract being terminated; or
4.
An Excess Withdrawal that reduces the contract value and Income Base to zero; or
5.
Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or
6.
A change that removes all Covered Persons from the contract except as noted below and under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the living benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.
One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.
The original spousal joint Owners or Spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the living benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the living benefit as described under “Can I elect to cancel my living benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Appendix G – Death Benefits Following Spousal Continuation for contracts issued prior to September 9, 2019

If your contract was issued between May 1, 2019 and September 8, 2019 and you elected either the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit, please see APPENDIX B – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.
The following details the Contract Value, Return of Purchase Payment and Maximum Anniversary Value death benefits payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether a living benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Net Purchase Payments” as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define “Continuation Purchase Payments” as Purchase Payments made on or after the Continuation Date. Continuation Purchase Payments will not be accepted on or after the first contract anniversary if a living benefit was elected.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used, if a living benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse’s 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing
Spouse’s 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday. We will not accept Continuation Purchase Payments on or after the first contract anniversary if you have elected a living benefit feature.
Contract Value Death Benefit Payable Upon Continuing Spouse’s Death
The Contract Value death benefit, included in the contract for no additional fee, will be equal to the contract value on the business day during which we receive all required documentation.
The Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit, if elected, are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.
Return of Purchase Payment and Maximum Anniversary Value death benefit Payable Upon Continuing Spouse’s Death:
A.
The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit without election of a living benefit:
1.
Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.
Contract value; or
b.
Continuation Net Purchase Payments.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.
Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value; or
b.
Continuation Net Purchase Payments; or
c.
Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death, plus any
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Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
B.
The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit with election of a living benefit:
1.
Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.
Contract value; or
b.
Continuation Purchase Payments received prior to the first contract anniversary reduced by:
(i)
any Withdrawal Adjustments after the Continuation Date, if the living benefit has not been terminated; or
(ii)
any Withdrawal Adjustments after the Continuation Date, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.
Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value; or
b.
Continuation Purchase Payments received prior to the first contract anniversary reduced by:
(i)
any Withdrawal Adjustments after the Continuation Date, if the living benefit has not been terminated; or
(ii)
any Withdrawal Adjustments after the Continuation Date, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
c.
Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death and reduced by:
(i)
any Withdrawal Adjustments since that contract anniversary, if the living benefit has not been terminated; or
(ii)
any Withdrawal Adjustments since that contract anniversary, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
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Appendix H – DEATH BENEFITS EXAMPLES

The following examples demonstrate how market performance, subsequent Purchase Payments, and withdrawals impact the death benefit. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Examples 1 through 3 below assume election of Return of Purchase Payment Death Benefit without a Living Benefit.
Example 1: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date

Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Return of Purchase Payment Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 2: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first Contract Year = $60,000.
•
Subsequent Purchase Payment invested in the second Contract Year = $90,000.
•
No withdrawals taken in the first 2 Contract Years.

Values as of	Purchase Payment Invested	Assumed Contract Value	Net Purchase Payments	Return of Purchase Payment Death Benefit
Contract Date	$100,000	$100,000	$100,000	$100,000
Year 1	$60,000	$165,000	$160,000	$165,000
1st Anniversary	—	$155,000	$160,000	$160,000
Year 2	$90,000	$245,000	$250,000	$250,000
2nd Anniversary	—	$260,000	$250,000	$260,000
The values of the feature are impacted by adding subsequent Purchase Payments and the Contract Value at the time the death benefit is being calculated.
•
The Net Purchase Payments are recalculated at the time each subsequent Purchase Payment is received.
Example 3: Impact of Taking Withdrawals on Net Purchase Payments
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•
A withdrawal of $15,000 was taken in the third Contract Year.
•
A withdrawal of $23,000 was taken in the fourth Contract Year.

Values as of	Assumed Contract Value	Withdrawal Taken	Contract Value After Withdrawal	Net Purchase Payments	Return of Purchase Payment Death Benefit
Year 3	$300,000	$15,000	$285,000	$237,500	$285,000
3rd Anniversary	$265,000	—	$265,000	$237,500	$265,000
Year 4	$230,000	$23,000	$207,000	$213,750	$213,750
4th Anniversary	$220,000	—	$220,000	$213,750	$220,000
•
The Net Purchase Payments are reduced in the same proportion by which the contract value is reduced by the withdrawal amount.
○
In year 3, the reduction proportion was 5.0% ($15,000/$300,000); the reduced Net Purchase Payments were $237,500 ($250,000 x [1 – 5.0%]). The Return of Purchase Payment death benefit was $285,000.

○
In year 4, the reduction proportion was 10.0% ($23,000/$230,000); the reduced Net Purchased Payments were $213,750 ($237,500 x [1 – 10.0%]). The Return of Purchase Payment death benefit was $213,750.
Note:  In year 3, the reduction proportion of 5.0% has less impact to the Net Purchase Payments because Contract Value was greater than Net Purchase Payments: The $15,000 withdrawal reduced Net Purchase Payments by $12,500. Compared to year 4, the reduction proportion of 10.0% has a higher impact because Contract Value was less than the Net Purchase Payments: The $23,000 withdrawal reduced Net Purchase Payments by $23,750.
Examples 4 through 6 below assume election of Maximum Anniversary Value Death Benefit without a Living Benefit.
Example 4: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date

Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Maximum Anniversary Value Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 5: Impact of Adding Subsequent Purchase Payments
•
The values shown below are based on the assumptions stated in Example 4 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first Contract Year = $60,000.
•
Subsequent Purchase Payment invested in the second Contract Year = $90,000.
•
No withdrawals taken in the first 2 Contract Years.

Values as of	Purchase Payment Invested	Assumed Contract Value	Anniversary Value	Net Purchase Payments	Maximum Anniversary Value Death Benefit
Issue Date	$100,000	$100,000	—	$100,000	$100,000
Year 1	$60,000	$165,000	—	$160,000	$165,000
1st Anniversary	—	$155,000	$155,000	$160,000	$160,000
Year 2	$90,000	$245,000	—	$250,000	$250,000
2nd Anniversary	—	$260,000	$260,000	$250,000	$260,000
The values of the death benefit are impacted by adding subsequent Purchase Payments and locking in the higher Anniversary Values as follows:
•
The Net Purchase Payments and Maximum Anniversary Value death benefit are recalculated at the time each subsequent Purchase Payment is received.
○
In year 1, the $60,000 subsequent Purchase Payment increased Net Purchase Payments and Maximum Anniversary Value, however the contract value was greater; the Maximum Anniversary Value death benefit was $165,000.
○
At 1st anniversary, although anniversary value increased, Net Purchase Payments and Maximum Anniversary Value would both equal $160,000; the Maximum Anniversary Value death benefit was $160,000.
•
The Maximum Anniversary Value is increased to a Higher Anniversary Value on each Benefit Year Anniversary if the Anniversary Value is greater than the current Maximum Anniversary Value.
○
In year 2, the $90,000 subsequent Purchase Payment increased Net Purchase Payments and Maximum Anniversary Value to $250,000 and greater than the contract value; the Maximum Anniversary Value death benefit was $250,000.
○
At 2nd anniversary, contract value was locked in and Maximum Anniversary Value increased to $260,000; Maximum Anniversary Value death benefit was $260,000.
Example 6: Impact of withdrawals on Net Purchase Payments and Maximum Anniversary Value
The values shown below are based on the assumptions stated in Examples 4 and 5 above, in addition to the following:
•
A withdrawal of $15,000 was taken in the third Contract Year.

•
A withdrawal of $23,000 was taken in the fourth Contract Year.

Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Net Purchase Payments	Maximum Anniversary Value	Maximum Anniversary Value Death Benefit
Year 3	$300,000	$15,000	—	$237,500	$247,000	$285,000
3rd Anniversary	$265,000	—	$265,000	$237,500	$265,000	$265,000
Year 4	$230,000	$23,000	—	$213,750	$238,500	$238,500
4th Anniversary	$220,000	—	$220,000	$213,750	$238,500	$238,500
•
The Net Purchase Payments and Maximum Anniversary Value are reduced in the same proportion by which the contract value is reduced by the withdrawal amount.
○
In year 3, the reduction proportion was 5.0% ($15,000/$300,000); the reduced Net Purchase Payments was $237,500 ($250,000 x [1 – 5.0%]); the reduced Maximum Anniversary Value was $247,000 ($260,000 x [1 – 5.0%]); the Maximum Anniversary Value death benefit was $285,000 ($300,000 - $15,000).
○
In year 4, the reduction proportion was 10.0% ($23,000/$230,000); the reduced Net Purchase Payments was $213,750 ($237,500 x [1 – 10.0%]); the reduced Maximum Anniversary Value was $238,500 ($265,000 x [1 – 10.0%]); the Maximum Anniversary Value death benefit was $238,500.
Note:  In year 3, the reduction proportion of 5.0% has less impact to the Maximum Anniversary Value because Contract Value was greater than Maximum Anniversary Value: The $15,000 withdrawal reduced Maximum Anniversary Value by $13,000. Compared to year 4, the reduction proportion of 10.0% has a higher impact because Contract Value was less than the Maximum Anniversary Value: The $23,000 withdrawal reduced Maximum Anniversary Value by $26,500.
Examples 7 through 10 below assume election of Return of Purchase Payment Death Benefit and Polaris Income Max Living Benefit. See Appendix D for corresponding values relative to the living benefit used in examples 7-10.
Example 7: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date

Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Return of Purchase Payment Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 8: Impact of withdrawals prior to Activation Date
The values shown below are based on the assumptions stated in Example 7 above, in addition to the following:
•
A withdrawal of $5,000 was taken in the fourth Contract Year, prior to Activation Date.

Value as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Net Purchase Payments	Return of Purchase Payment Death Benefit
3rd Anniversary	$300,000	—	$300,000	$250,000	$300,000
Year 4	$305,000	$5,000	—	$245,902	$300,000
4th Anniversary	$312,000	—	$312,000	$245,902	$312,000
•
The Net Purchase Payments are reduced in the same proportion by which the contract value is reduced by withdrawal amount.
○
In year 4, the Withdrawal Adjustment is calculated as a reduction proportion of 1.6393% ($5,000/$305,000); the reduced Net Purchase Payments was $245,902 ($250,000 x [1 – 1.6393%]). The Return of Purchase Payment death benefit was $300,000.

Example 9: Impact of Taking Withdrawals up to the Maximum Annual Withdrawal Amount ("MAWA") after the Activation Date
The values shown below are based on the assumptions stated in Examples 7 and 8 above, in addition to the following:
•
A withdrawal of 100% of MAWA was taken in the fifth Contract Year, after the Activation Date.

Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Assumed Maximum Annual Withdrawal Amount	Net Purchase Payments	Return of Purchase Payment Death Benefit
4th Anniversary	$312,000	—	$312,000	$19,500	$245,902	$312,000
Year 5	$302,000	$19,500	—	$19,500	$226,402	$282,500
5th Anniversary	$305,000	—	$305,000	$19,500	$226,402	$305,000
•
In year 5, a Lifetime Income amount of $19,500 was withdrawn.
The values of the death benefit are impacted by the Lifetime Income withdrawal taken as follows: the Withdrawal Adjustment is a dollar for dollar reduction.
•
In year 5, the Net Purchase Payments was $226,402 ($245,902 – $19,500). The Return of Purchase Payment death benefit was $282,500.
Example 10: Impact of Taking Excess Withdrawals (in excess of the Maximum Annual Withdrawal Amount) after the Activation Date
The values shown below are based on the assumptions stated in Examples 7, 8, and 9 above, in addition to the following:
•
Withdrawals in excess of MAWA were taken in the sixth and seventh Benefit Years.

Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Assumed Maximum Annual Withdrawal Amount	Net Purchase Payments	Return of Purchase Payment Death Benefit
5th Anniversary	$305,000	—	$305,000	$19,500	$226,402	$305,000
Year 6	$305,000	$24,960	—	$19,127	$202,945	$280,040
6th Anniversary	$280,000	—	$280,000	$19,127	$202,945	$280,000
Year 7	$290,000	$24,483	—	$18,749	$180,183	$265,517
7th Anniversary	$260,000	—	$260,000	$18,749	$180,183	$260,000
The values of the Death Benefit are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (“MAWA”) after the Activation Date as follows:
•
Withdrawal Adjustment up to the MAWA reduce Net Purchase Payments dollar for dollar first, then the Withdrawal Adjustment of Excess Withdrawal above MAWA reduces Net Purchase Payments proportionately.
○
In year 6, the reduction proportion was 1.9124% ([$24,960 - $19,500] / [$305,000 - $19,500]); the NPP was reduced to $202,945 ([$226,402 – $19,500] x [1 – 1.9124%]); the ROP death benefit was $280,040.
○
In year 7, the reduction proportion was 1.9772% ([$24,483 – $19,127] / [$290,000 - $19,127]); the NPP was reduced to $180,183 ([$202,945 – $19,127] x [1 – 1.9772%]); the ROP death benefit was $265,517.

Examples 11-14 below assume election of Maximum Anniversary Value Death Benefit and Polaris Income Max Living Benefit. See Appendix D for corresponding values relative to the living benefit used in examples 11-14.
Example 11: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date

Value as of	Purchase Payments Invested	Contract Value	Net Purchase Payments	Maximum Anniversary Value Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 12: Impact of Increase in Income Base due to Daily Step-up Values, Adding Subsequent Purchase Payments, and Minimum Income Base at Benefit Year Anniversaries prior to the Activation Date
The values shown below are based on the assumptions stated in Example 11 above, in addition to the following:
•
A withdrawal of $5,000 was taken in the fourth Benefit Year, prior to Activation Date.

Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Net Purchase Payments	Maximum Anniversary Value	Maximum Anniversary Value Death Benefit
3rd Anniversary	$300,000	—	$300,000	$250,000	$300,000	$300,000
Year 4	$305,000	$5,000	—	$245,902	$295,082	$300,000
2nd Anniversary	$312,000	—	$312,000	$245,902	$312,000	$312,000
•
The Net Purchase Payments and Maximum Anniversary Value are reduced in the same proportion by which the contract value is reduced by withdrawal amount The Income Base and the Maximum Annual Withdrawal Amount (“MAWA”) are recalculated at the time each subsequent Purchase Payment is received.
○
In year 4, the Withdrawal Adjustment is calculated as a reduction proportion of 1.6393% ($5,000/$305,000); the reduced NPP was $245,902 ($250,000 x [1 – 1.6393%]); the reduced Maximum Anniversary Value was $295,082 ($300,000 x [1 – 1.6393%]); the Maximum Anniversary Value death benefit was $300,000 ($305,000 - $5,000).
Example 13: Impact of Taking Withdrawals up to the Maximum Annual Withdrawal Amount after the Activation Date
The values shown below are based on the assumptions stated in the Examples 11 and 12 above, in addition to the following:
•
A withdrawal of 100% of MAWA was taken in the fifth Contract Year, after the Activation Date.

Value as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Assume Maximum Annual Withdrawal Amount	Net Purchase Payments	Maximum Anniversary Value	Maximum Anniversary Value Death Benefit
4th Anniversary	$312,000	—	$312,000	$19,500	$245,902	$312,000	$312,000
Year 5	$302,000	$19,500	—	$19,500	$226,402	$292,500	$292,500
5th Anniversary	$305,000	—	$305,000	$19,500	$226,402	$312,000	$305,000
•
In year 5, a Lifetime Income amount of $19,500 was withdrawn.
The values of the Death Benefit are impacted by the Lifetime Income withdrawal taken as follows: the Withdrawal Adjustment is a dollar for dollar reduction.
•
In year 5, the Net Purchase Payments was $226,402 ($245,902 – $19,500); the Maximum Anniversary Value was $292,500 ($312,000 - $19,500); The Maximum Anniversary Value death benefit was $292,500.

Example 14: Impact of Taking Excess Withdrawals (in excess of the Maximum Annual Withdrawal Amount) after the Activation Date
The values shown below are based on the assumptions stated in the Examples 11, 12, and 13 above, in addition to the following:
•
Withdrawals in excess of MAWA were taken in the sixth and seventh Benefit Years.

Value as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Assume Maximum Annual Withdrawal Amount	Net Purchase Payments	Maximum Anniversary Value	Maximum Anniversary Value Death Benefit
5th Anniversary	$305,000	—	$305,000	$19,500	$226,402	$305,000	$305,000
Year 6	$305,000	$24,960	—	$19,127	$202,945	$280,040	$280,040
6th Anniversary	$280,000	—	$280,000	$19,127	$202,945	$280,040	$280,040
Year 7	$290,000	$24,483	—	$18,749	$180,183	$255,754	$255,754
7th Anniversary	$260,000	—	$260,000	$18,749	$180,183	$260,000	$260,000
The values of the Death Benefit are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (“MAWA”) after the Activation Date as follows:
•
First, the Withdrawal Adjustment up to the MAWA reduce Net Purchase Payments dollar for dollar.
•
Second, the Withdrawal Adjustment of Excess Withdrawal above MAWA reduces Net Purchase Payments proportionately.
•
The same order of operations applies to the Maximum Anniversary Value.
○
In year 6, the reduction proportion was 1.9124% ([$24,960 - $19,500] / [$305,000 - $19,500]); the Net Purchase Payments was reduced to $202,945 ([$226,402 – $19,500] x [1 – 1.9124%]); the Maximum Anniversary Value reduced to $280,040 ([$305,000 – $19,500] x [1 – 1.9124%]); the Maximum Anniversary Value death benefit was $280,040.
○
In year 7, the reduction proportion was 1.9772% ([$24,483 – $19,127] / [$290,000 - $19,127]); the Net Purchase Payments was reduced to $180,183 ([$202,945 – $19,127] x [1 – 1.9772%]); the Maximum Anniversary Value reduced to $255,754 ([$208,040 – $19,500] x [1 – 1.9772%]); the Maximum Anniversary Value death benefit was $255,754.

Appendix I – Living Benefit rates for Contracts Issued on or after May 1, 2023

This Appendix provides historical Living Benefit rates and percentages for contracts purchased prior to the date of this prospectus. For contracts purchased on or after the date of this prospectus, rates and percentages are disclosed in the Rate Sheet Supplement that must accompany this prospectus.
Polaris Income Max
Initial Annual Fee Rate:
For contracts issued between May 1, 2023 and April 30, 2026

Number of Covered Person(s)	Initial Annual Fee Rate
One Covered Person	1.45%
Two Covered Persons	1.45%

Income Credit Percentage:
For contracts issued between May 1, 2023 and April 30, 2026, the Income Credit Percentage is 7.00%
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
For contracts issued between June 17, 2025 and April 30, 2026
Number of Covered Persons and Age of Covered Person(s) on the Activation Date (1)	Polaris Income Max Income Option 1		Polaris Income Max Income Option 2		Polaris Income Max Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 50 - 59)	4.95%	3.50%(2)	5.05%	3.50%(2)	4.30%	4.30%
One Covered Person (Age 60 - 64)	6.10%	3.50%(2)	6.10%	3.50%(2)	5.00%	5.00%
One Covered Person (Age 65 - 69)	8.00%	4.50%	9.00%	3.50%	6.40%	6.40%
One Covered Person (Age 70 - 74)	8.25%	4.50%	9.25%	3.50%	6.60%	6.60%
One Covered Person (Age 75 and Older)	8.35%	4.50%	9.35%	3.50%	6.80%	6.80%
Two Covered Persons (Age 50 - 59)	4.45%	3.25%(3)	4.55%	3.25%(3)	3.80%	3.80%
Two Covered Persons (Age 60 - 64)	5.60%	3.25%(3)	5.60%	3.25%(3)	4.50%	4.50%
Two Covered Persons (Age 65 - 69)	7.50%	4.25%	8.50%	3.25%	5.90%	5.90%
Two Covered Persons (Age 70 - 74)	7.75%	4.25%	8.75%	3.25%	6.10%	6.10%
Two Covered Persons (Age 75 and Older)	7.85%	4.25%	8.85%	3.25%	6.30%	6.30%
(1)
If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2)
If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.

For contracts issued between June 17, 2024 and June 16, 2025
Number of Covered Persons and Age of Covered Person(s) on the Activation Date (1)	Polaris Income Max Income Option 1		Polaris Income Max Income Option 2		Polaris Income Max Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 50 - 59)	4.75%	3.50%(2)	4.75%	3.50%(2)	3.90%	3.90%
One Covered Person (Age 60 - 64)	5.90%	3.50%(2)	5.90%	3.50%(2)	4.60%	4.60%
One Covered Person (Age 65 - 69)	7.75%	4.50%	8.75%	3.50%	6.00%	6.00%
One Covered Person (Age 70 - 74)	7.90%	4.50%	8.85%	3.50%	6.20%	6.20%
One Covered Person (Age 75 and Older)	8.00%	4.50%	9.00%	3.50%	6.40%	6.40%
Two Covered Persons (Age 50 - 59)	4.25%	3.25%(3)	4.25%	3.25%(3)	3.50%	3.50%
Two Covered Persons (Age 60 - 64)	5.40%	3.25%(3)	5.40%	3.25%(3)	4.20%	4.20%
Two Covered Persons (Age 65 - 69)	7.25%	4.25%	8.25%	3.25%	5.60%	5.60%
Two Covered Persons (Age 70 - 74)	7.40%	4.25%	8.35%	3.25%	5.80%	5.80%
Two Covered Persons (Age 75 and Older)	7.50%	4.25%	8.50%	3.25%	6.00%	6.00%
(1)
If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2)
If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
For contracts issued between November 13, 2023 and June 16, 2024
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Max Income Option 1		Polaris Income Max Income Option 2		Polaris Income Max Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 50 - 59)	4.50%	3.50%(2)	4.50%	3.50%(2)	3.70%	3.70%
One Covered Person (Age 60 - 64)	5.50%	3.50%(2)	5.50%	3.50%(2)	4.40%	4.40%
One Covered Person (Age 65 - 74)	7.25%	4.50%	8.25%	3.50%	5.80%	5.80%
One Covered Person (Age 75 and Older)	7.75%	4.50%	8.75%	3.50%	6.25%	6.25%
Two Covered Persons (Age 50 - 59)	4.25%	3.25%(3)	4.25%	3.25%(3)	3.30%	3.30%
Two Covered Persons (Age 60 - 64)	5.25%	3.25%(3)	5.25%	3.25%(3)	4.00%	4.00%
Two Covered Persons (Age 65 - 74)	7.00%	4.25%	8.00%	3.25%	5.40%	5.40%
Two Covered Persons (Age 75 and Older)	7.50%	4.25%	8.50%	3.25%	5.85%	5.85%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.

For contracts issued between May 1, 2023 and November 12, 2023
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Max Income Option 1		Polaris Income Max Income Option 2		Polaris Income Max Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 50 - 59)	4.25%	3.25%(2)	4.25%	3.25%(2)	3.50%	3.50%
One Covered Person (Age 60 - 64)	5.25%	3.25%(2)	5.25%	3.25%(2)	4.20%	4.20%
One Covered Person (Age 65 - 74)	7.00%	4.25%	8.00%	3.25%	5.60%	5.60%
One Covered Person (Age 75 and Older)	7.50%	4.25%	8.50%	3.25%	5.90%	5.90%
Two Covered Persons (Age 50 - 59)	4.00%	3.00%(3)	4.00%	3.00%(3)	3.10%	3.10%
Two Covered Persons (Age 60 - 64)	5.00%	3.00%(3)	5.00%	3.00%(3)	3.80%	3.80%
Two Covered Persons (Age 65 - 74)	6.75%	4.00%	7.75%	3.00%	5.20%	5.20%
Two Covered Persons (Age 75 and Older)	7.25%	4.00%	8.25%	3.00%	5.50%	5.50%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
Polaris Income PLUS DAILY FLEX
Initial Annual Fee Rate:
For contracts issued between May 1, 2023 and April 30, 2026

Number of Covered Person(s)	Initial Annual Fee Rate
One Covered Person	1.45%
Two Covered Persons	1.45%

Minimum Income Base Percentage:
For contracts issued between May 1, 2023 and April 30, 2026, the Minimum Income Base Percentage is 6.00%
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
For contracts issued between June 17, 2025 and April 30, 2026
Number of Covered Persons and Age of Covered Person(s) on the Activation Date (1)	Polaris Income Plus Daily Flex Income Option 1		Polaris Income Plus Daily Flex Income Option 2		Polaris Income Plus Daily Flex Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 45 - 59)	4.70%	3.25%(2)	4.80%	3.25%(2)	4.10%	4.10%
One Covered Person (Age 60 - 64)	6.00%	3.25%(2)	6.00%	3.25%(2)	4.80%	4.80%
One Covered Person (Age 65 - 69)	7.75%	4.50%	8.75%	3.50%	6.20%	6.20%
One Covered Person (Age 70 - 74)	8.00%	4.50%	9.00%	3.50%	6.40%	6.40%
One Covered Person (Age 75 and Older)	8.10%	4.50%	9.15%	3.50%	6.60%	6.60%
Two Covered Persons (Age 45 - 59)	4.20%	3.00%(3)	4.30%	3.00%(3)	3.60%	3.60%
Two Covered Persons (Age 60 - 64)	5.50%	3.00%(3)	5.50%	3.00%(3)	4.30%	4.30%
Two Covered Persons (Age 65 - 69)	7.25%	4.25%	8.25%	3.25%	5.70%	5.70%
Two Covered Persons (Age 70 - 74)	7.50%	4.25%	8.50%	3.25%	5.90%	5.90%
Two Covered Persons (Age 75 and Older)	7.60%	4.25%	8.65%	3.25%	6.10%	6.10%

(1)
If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2)
If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.
For contracts issued between June 17, 2024 and June 16, 2025
Number of Covered Persons and Age of Covered Person(s) on the Activation Date (1)	Polaris Income Plus Daily Flex Income Option 1		Polaris Income Plus Daily Flex Income Option 2		Polaris Income Plus Daily Flex Income Option 3
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 45 - 59)	4.50%	3.25%(2)	4.50%	3.25%(2)	3.70%	3.70%
One Covered Person (Age 60 - 64)	5.75%	3.25%(2)	5.75%	3.25%(2)	4.40%	4.40%
One Covered Person (Age 65 - 69)	7.50%	4.50%	8.50%	3.50%	5.80%	5.80%
One Covered Person (Age 70 - 74)	7.65%	4.50%	8.60%	3.50%	6.00%	6.00%
One Covered Person (Age 75 and Older)	7.75%	4.50%	8.75%	3.50%	6.20%	6.20%
Two Covered Persons (Age 45 - 59)	4.00%	3.00%(3)	4.00%	3.00%(3)	3.30%	3.30%
Two Covered Persons (Age 60 - 64)	5.25%	3.00%(3)	5.25%	3.00%(3)	4.00%	4.00%
Two Covered Persons (Age 65 - 69)	7.00%	4.25%	8.00%	3.25%	5.40%	5.40%
Two Covered Persons (Age 70 - 74)	7.15%	4.25%	8.10%	3.25%	5.60%	5.60%
Two Covered Persons (Age 75 and Older)	7.25%	4.25%	8.25%	3.25%	5.80%	5.80%
(1)
If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2)
If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)
If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.
For contracts issued between November 13, 2023 and June 16, 2024
	Polaris Income Plus Daily Flex Income Option 1		Polaris Income Plus Daily Flex Income Option 2		Polaris Income Plus Daily Flex Income Option 3
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 45 - 59)	4.25%	3.25%(2)	4.25%	3.25%(2)	3.50%	3.50%
One Covered Person (Age 60 - 64)	5.25%	3.25%(2)	5.25%	3.25%(2)	4.20%	4.20%
One Covered Person (Age 65 - 74)	7.00%	4.50%	8.00%	3.50%	5.60%	5.60%
One Covered Person (Age 75 and Older)	7.50%	4.50%	8.50%	3.50%	6.00%	6.00%
Two Covered Persons (Age 45 - 59)	4.00%	3.00%(3)	4.00%	3.00%(3)	3.10%	3.10%
Two Covered Persons (Age 60 - 64)	5.00%	3.00%(3)	5.00%	3.00%(3)	3.80%	3.80%
Two Covered Persons (Age 65 - 74)	6.75%	4.25%	7.75%	3.25%	5.20%	5.20%
Two Covered Persons (Age 75 and Older)	7.25%	4.25%	8.25%	3.25%	5.60%	5.60%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

For contracts issued between May 1, 2023 and November 12, 2023
	Polaris Income Plus Daily Flex Income Option 1		Polaris Income Plus Daily Flex Income Option 2		Polaris Income Plus Daily Flex Income Option 3
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 45 - 59)	4.00%	3.00%(2)	4.00%	3.00%(2)	3.30%	3.30%
One Covered Person (Age 60 - 64)	5.00%	3.00%(2)	5.00%	3.00%(2)	4.00%	4.00%
One Covered Person (Age 65 - 74)	6.75%	4.25%	7.75%	3.25%	5.40%	5.40%
One Covered Person (Age 75 and Older)	7.25%	4.25%	8.25%	3.25%	5.70%	5.70%
Two Covered Persons (Age 45 - 59)	3.75%	2.75%(3)	3.75%	2.75%(3)	2.90%	2.90%
Two Covered Persons (Age 60 - 64)	4.75%	2.75%(3)	4.75%	2.75%(3)	3.60%	3.60%
Two Covered Persons (Age 65 - 74)	6.50%	4.00%	7.50%	3.00%	5.00%	5.00%
Two Covered Persons (Age 75 and Older)	7.00%	4.00%	8.00%	3.00%	5.30%	5.30%
(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, and income is activated prior to the Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.25% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, and income is activated prior to the younger Covered Person’s 65th birthday, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

Appendix J – Broker-Dealer Variations

The table below describes variations in the availability of investment options, contract benefits, and other contract features described in this prospectus, including restrictions, limitations, and other variations, which may apply depending on the broker-dealer through which the contract is sold or continues to be serviced.
PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	BROKER-DEALER FIRM
No known or reasonably available variations
Please note that there may be other variations of which we are not aware and that are not reasonably available to us, as variations may exist for some broker-dealers without our knowledge.
You should discuss with your financial representative any limitations, restrictions, or other variations related to the investment options, contract benefits, or other contract features available to you through your financial representative.
J-1

The Statement of Additional Information (SAI) contains additional information about the contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by:
•
Mailing: Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570
•
Calling: (855) 421-2692
•
Visiting: www.corebridgefinancial.com/ProductProspectuses
You may also obtain other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000200229

STATEMENT OF ADDITIONAL INFORMATION
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
AMERICAN GENERAL LIFE INSURANCE COMPANY
IN CONNECTION WITH
VARIABLE SEPARATE ACCOUNT
POLARIS ADVISORY VARIABLE ANNUITY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2026, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (855) 421-2692, visiting www.corebridgefinancial.com/ProductProspectuses, or writing us at:
AMERICAN GENERAL LIFE INSURANCE COMPANY
ANNUITY SERVICE CENTER
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
May 1, 2026

Separate Account and the Company
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On March 26, 2026, Corebridge and Equitable Holdings, Inc., announced that they entered into a definitive agreement to combine in an all-stock merger. Under the terms of the merger agreement, both companies will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” upon the closing of the transaction. The transaction is expected to close by year-end 2026, subject to certain regulatory approvals and other customary closing conditions. Upon completion of the transaction, AGL will be an indirect wholly owned subsidiary of the new Equitable Holdings, Inc. AGL offers individual term and universal life insurance, as well as fixed, variable and registered index-linked annuities in all states except in New York.
Variable Separate Account (“Separate Account”) was originally established by Anchor National Life Insurance Company (“Anchor National”) under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (“SunAmerica Life”). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.
The Separate Account meets the definition of a “Separate Account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.
The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.
The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.
The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds’ management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.
Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

Custodian
The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
General Account
The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.
The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
Information Regarding the Use of the Volatility Index (“VIX”)
This variable annuity is not sponsored, endorsed, sold or promoted by Standard & Poor’s Financial Services LLC (“S&P”) or the Chicago Board Options Exchange, Incorporated (“CBOE”). S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of this variable annuity or any member of the public regarding the advisability of investing in securities generally or in this variable annuity or in the ability of the CBOE Volatility Index (the “VIX”) track market performance. S&P’s and CBOE’s only relationship to the Company is the licensing of certain trademarks and trade names of S&P, CBOE and the VIX which is determined, composed and calculated by S&P without regard to the Company or this variable annuity. S&P has no obligation to take the needs of the Company or the owners of this variable annuity into consideration in determining, composing or calculating the VIX. S&P and CBOE are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of this variable annuity to be issued or in the determination or calculation of the equation by which this variable annuity is to be converted into cash. S&P and CBOE have no obligation or liability in connection with the administration, marketing or trading of this variable annuity.
Neither S&P, its affiliates nor their third party licensors, including CBOE, guarantee the adequacy, accuracy, timeliness or completeness of the VIX or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P, its affiliates and their third party licensors, including CBOE, shall not be subject to any damages or liability for any errors, omissions or delays therein. S&P and CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the VIX or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S&P, its affiliates or their third party licensors, including CBOE, be liable for any indirect, special, incidental, punitive or consequential damages, including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.
“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500™” are trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by the Company. “CBOE”, “CBOE Volatility Index” and “VIX” is a trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P.

Annuity Income Payments
Initial Monthly Annuity Income Payments
The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.
The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.
Subsequent Monthly Annuity Income Payments
For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.
For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.
Annuity Unit Values
The value of an Annuity Unit is determined independently for each Variable Portfolio.
The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).
The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.
For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.
Net Investment Factor
The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.
The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:
(a)
is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and
(b)
is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.
Illustrative Example
Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:
NIF	=	($11.46/$11.44)
	=	1.00174825
The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
(1/12)
1/	[(1.035)		]	=	0.99713732
In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:
$10.103523 x 1.00174825 x 0.99713732 = $10.092213
To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.
The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.
Variable Annuity Income Payments
Illustrative Example
Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.
The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:
First variable annuity income payment = $5.21 x ($116,412.31/$1000) = $606.51

The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:
Annuity Units = $606.51/$13.256932 = 45.750404
The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:
Second variable annuity income payment = 45.750404 x $13.327695 = $609.75
The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.
Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.
Broker-Dealer Firms Receiving Revenue Sharing Payments
The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $15,000 as of the calendar year ending December 31, 2025, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
Ameriprise	MML Investors
Centaurus Financial, Inc	Osaic Institutions, Inc
Cetera Advisor Networks LLC	Osaic Wealth Inc
Cetera Advisors LLC	Primerica
Cetera Financial Institutions	Raymond James & Associates
Edward Jones	Stifel Nicolaus
Independent Financial Group	Wells Fargo Advisors PCG
Kestra Investment Services	Wells Fargo Advisors WBS
We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.
Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.
Distribution of Contracts
The contracts are offered on a continuous basis through Corebridge Capital Services, Inc., located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. Corebridge Capital Services, Inc. (“CCS”) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. CCS is a wholly-owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the contracts.

Financial Statements
PricewaterhouseCoopers LLP, located at 300 Madison Avenue New York, New York, 10017, serves as the independent registered public accounting firm for Variable Separate Account and American General Life Insurance Company (“AGL”).
You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or by calling (855) 421-2692. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:
•
The Audited statement of assets and liabilities of Variable Separate Account of American General Life Insurance Company as of December 31, 2025, and the related statements of operations and changes in net assets for each of the two years in the period then ended December 31, 2025.
•
The Audited Statutory Financial Statements and Supplemental Information of American General Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and December 31, 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

Part C — Other Information
Item 27.  Exhibits

Exhibit Number	Description	Location
(a)	Resolution Establishing Separate Account	Incorporated by reference to Initial Registration Statement, File Nos. 333-25473 and 811-03859, filed on April 18, 1997, Accession No. 0000950148-97-000989.
(b)	Custodian Agreements	Not Applicable
(c)(1)	Distribution Agreement	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(c)(2)	Selling Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(d)(1)	AGL Variable Annuity Contract (AG-803 (7/13))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(d)(2)	AGL Contract Data Page (AG-805-DP (1/16))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(d)(3)	AGL Withdrawal Charge Waiver Endorsement (AGE-8038 (1/16))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(d)(4)	AGL Return of Purchase Payment Death Benefit Endorsement (AGE-8022 (8/16))	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 12, File Nos. 333-185762 and 811-03859, filed April 26, 2017, Accession No. 0001193125-17-138989.
(d)(5)	AGL Maximum Anniversary Value Optional Death Benefit Endorsement (AGE-8023 (8/16))	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 12, File Nos. 333-185762 and 811-03859, filed April 26, 2017, Accession No. 0001193125-17-138989.
(d)(6)	AGL Optional Guaranteed Living Benefit Endorsement (Income Plus) (AGE-6248 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185762 and 811-03859, filed on December 15, 2016, Accession No. 0001193125-16-794181.
(d)(7)	AGL Optional Guaranteed Living Benefit Endorsement (Daily) (AGE-8036 (12/16))	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 12, File Nos. 333-185762 and 811-03859, filed April 26, 2017, Accession No. 0001193125-17-138989.
(d)(8)	AGL Optional Return of Purchase Payment Death Benefit Rider (AGE-8022 (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(d)(9)	AGL Optional Maximum Anniversary Value Death Benefit Rider (AGE-8023 (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(d)(10)	AGL Optional Guaranteed Lifetime Income Rider (AGE-8060 (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(d)(11)	AGL Optional Guaranteed Lifetime Income Rider (AGE-8075 (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.

Exhibit Number	Description	Location
(d)(12)(i)	AGL IRA Endorsement (AGE-6171 (12/15))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(d)(12)(ii)	AGL IRA Endorsement (ICC24-AGE-6171 (4/24))	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 13, File Nos. 333-223017 and 811-03859, filed April 22, 2025, Accession No. 0001193125-25-089301.
(d)(13)(i)	AGL Roth IRA Endorsement (AGE-6172 (12/15))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(d)(13)(ii)	AGL ROTH Endorsement (ICC24-AGE-6172 (4/24))	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 13, File Nos. 333-223017 and 811-03859, filed April 22, 2025, Accession No. 0001193125-25-089301.
(d)(14)	AGL IRA SEP Endorsement (AGE-6173 (12/15))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(d)(15)	AGL State Deferred Compensation Plan Endorsement (AGE-6066 (12/15)	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(d)(16)	AGL Pension and Profit Sharing Plan Endorsement (AGE-6067 (12/15)	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(d)(17)	AGL Extended Legacy Program Guide	Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-198223 and 811-03859, filed April 30, 2015, Accession No. 0001193125-15-161094.
(d)(18)	AGL Optional Guaranteed Living Benefit Endorsement (Income Plus) (AGE-8042 (4/16))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 4, File Nos. 333-213338 and 811-03859, filed April 27, 2017, Accession No. 0001193125-17-139875.
(d)(19)	AGL Optional Guaranteed Living Benefit Endorsement (Income Plus Daily) (AGE-8043 (12/16))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 4, File Nos. 333-213338 and 811-03859, filed April 27, 2017, Accession No. 0001193125-17-139875.
(d)(20)(i)	SECURE Act Endorsement (ICC21-AGE-8088 (1-21))	Incorporated by reference to Post-Effective Amendment No. 23 and Amendment No. 23, File Nos. 333-185790 and 811-09003, filed on December 17, 2021, Accession No. 0001193125-21-361098.
(d)(20)(ii)	SECURE Act 2.0 Endorsement (ICC24-AGE-8123 (4/24))	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 13, File Nos. 333-223017 and 811-03859, filed April 22, 2025, Accession No. 0001193125-25-089301.
(e)	Application for Contract
(e)(1)	AGL Annuity Application (AGA-580 (10/16))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-223017 and 811-03859, filed on April 27, 2018, Accession No. 0001193125-18-139351.
(e)(2)	AGL Annuity Application (AGA-580 (12/18))	Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 6, File Nos. 333-223017 and 811-03859, filed on April 28, 2021, Accession No. 0001193125-21-137099.

Exhibit Number	Description	Location
(e)(3)	AGL Annuity Application (AGA-580E (12/18))	Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 6, File Nos. 333-223017 and 811-03859, filed on April 28, 2021, Accession No. 0001193125-21-137099.
(f)	Corporate Documents of Insurance Company
(f)(1)	Articles of Incorporation and all Amendments for American General Life Insurance Company	Incorporated by reference to Initial Registration Statement on Form S-1, filed on February 21, 2024, Accession No. 0001193125-24-040282.
(f)(2)	Bylaws of American General Life Insurance Company, restated as of June 8, 2005
Incorporated by reference to Post-Effective Amendment
No. 11 and Amendment No. 46, File Nos. 333-43264 and
811-08561, of American General Life Insurance Company
Separate Account VL-R, filed on August 12, 2005,
Accession No. 0001193125-05-165474.

(g)	Reinsurance Contract	Not Applicable
(h)	Participation Agreements
(h)(1)	SunAmerica Series Trust Fund Participation Agreement	Filed Herewith
(h)(2)	American Funds Insurance Series and SunAmerica Series Trust Master-Feeder Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-137892 and 811-03859, filed on April 26, 2007, Accession No. 0000950148-07-000101.
(h)(3)	Seasons Series Trust Fund Participation Agreement	Filed Herewith
(h)(4)(a)	Goldman Sachs Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 7 Form N-6 Registration Statement, Filed No. 333-90787, filed on December 19, 2003, Accession No. 0001193125-03-097054.
(h)(4)(b)	Amendments to the Goldman Sachs Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(h)(5)	Letters of Consent to the Assignment of the Fund Participation Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(h)(6)(a)	PIMCO Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement, File No. 333-80191, filed on September 20, 2000, Accession No. 0000899243-00-002107.
(h)(6)(b)	Amendment to PIMCO Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-198223 and 811-03859, filed on November 3, 2014, Accession No. 0000950123-14-010828.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-223017 and 811-03859, filed on April 27, 2018, Accession No. 0001193125-18-139351.
(l)	Consent of Independent Registered Public Accounting Firm	Filed Herewith
(m)	Financial Statements Omitted	None
(n)	Initial Capitalization Agreement	Not Applicable
(o)	Form of Initial Summary Prospectus	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 8, File Nos. 333-223017 and 811-083859, filed on February 14, 2022.

Exhibit Number	Description	Location
(p)	Power of Attorney — American General Life Insurance Company Directors	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4, File No. 333-277203, filed on October 24, 2025, Accession No. 0001193125-25-25000.
(q)	Letter Regarding Change in Certifying Accountant	Not Applicable
(r)	Historical Current Limits on Index Gains	Not Applicable
101.	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document.	Filed Herewith
Item 28. Directors and Officers of the Insurance Company
The directors and principal officers of the American General Life Insurance Company are set forth below. The business address of each officer and director is 2727-A Allen Parkway, 3-D1, Houston, TX 77019, unless otherwise noted.
Names, Positions and Offices Held with the Insurance Company
Christopher B. Smith (7)	Director, Chairman of the Board and President
Christopher P. Filiaggi (7)	Director, Senior Vice President and Chief Financial Officer
Jonathan J. Novak (1)	Director, President, Institutional Markets
Bryan A. Pinsky (2)	Director, President, Individual Retirement and Life Insurance
Lisa M. Longino (7)	Director, Executive Vice President and Chief Investment Officer
David Ditillo (5)	Director, Executive Vice President and Chief Information Officer
Emily W. Gingrich (4)	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Eric G. Tarnow	Director, Senior Vice President, Head of Life Insurance
Terri N. Fiedler (3)	Director
Elizabeth B. Cropper (7)	Executive Vice President and Chief Human Resources Officer
John P. Byrne III (3)	President, Financial Distributor
Steven D. (“Doug”) Caldwell, Jr. (7)	Executive Vice President and Chief Risk Officer
Christina M. Haley (2)	Senior Vice President, Individual Retirement Products
Patricia M. Schwartz (2)	Senior Vice President, Head of Valuation and Financial Reporting, and Appointed Actuary
Sai P. Raman (6)	Senior Vice President, Institutional Markets
Mallary L. Reznik (2)	Senior Vice President, General Counsel and Assistant Secretary
Jeannette N. Pina (7)	Senior Vice President, Corporate Secretary
Jonathan A. Gold (7)	Senior Vice President and Deputy Investment Officer
Brigitte K. Lenz	Vice President and Controller
Jennifer Powell (3)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Brian O. Moon (7)	Vice President and Treasurer
Mersini G. Keller	Vice President and Tax Officer
Angel R. Ramos	Vice President and Tax Officer
Aimy T. Tran (2)	Vice President, Product Filing
Tyra G. Wheatley	Vice President, Product Filing
Korey L. Dalton	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Alison Chen (1)	Assistant Secretary
William Langston (7)	Assistant Secretary
Angela G. Bates (4)	Anti-Money Laundering and Economic Sanctions Compliance Officer
Joey D. Zhou (3)	Illustration Actuary
Michael F. Mulligan (1)	Head of International Pension Risk Transfer

Names, Positions and Offices Held with the Insurance Company
Ethan D. Bronsnick (7)	Head of U.S. Pension Risk Transfer and Head of Structured Settlements
Aileen V. Apuy	Manager, State Filings
Connie C. Merer (1)	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer
Thomas Bartolomeo	Chief Information Security Officer

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Houston, TX 77019
(4)
1133 Avenue of the Americas, 33rd Floor, New York, NY 10036
(5)
3211 Shannon Road, Durham, NC 27707
(6)
401 Merritt 7, Norwalk, CT 06851
(7)
30 Hudson Street, Jersey City, NJ 07302
Item 29. Persons Controlled By or Under Common Control with the Insurance Company or the Registered Separate Account
The Registered Separate Account is a separate account of American General Life Insurance Company (“Insurance Company”). The Insurance Company is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). An organizational chart for Corebridge can be found as Exhibit 21 in Corebridge’s Form 10-K, SEC File No. 001-41504, Accession No. 0001889539-26-000022, filed on February 11, 2026. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registered Separate Account pursuant to the foregoing provisions, or otherwise, the Registered Separate Account has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registered Separate Account of expenses incurred or paid by a director, officer or controlling person of the Registered Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registered Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
American General Life Insurance Company
To the full extent authorized by law, AGL shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of AGL. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 31.  Principal Underwriter
(a)  Corebridge Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A
VALIC Company I

(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Christina Nasta	Director, Chairman of the Board, President and Chief Executive Officer
John P. Byrne III (1)	Director
Nicholas G. Intrieri	Director
Ryan Tapak	Director
Eric Taylor	Director
Cynthia L. Burnette (1)	Vice President, Chief Financial Officer, Chief Operations Officer, Treasurer and Controller
Michael Fortey (1)	Chief Compliance Officer
Jeannette N. Pina	Senior Vice President and Corporate Secretary
Mersini G. Keller	Vice President, Tax Officer
Anish Cheeran (1)	Vice President, Tax Officer
Angel Ramos (1)	Vice President, Tax Officer
Katarzyna Halasiewicz(1)	Vice President, Tax Officer
Mallary L. Reznik (2)	Vice President
Marjorie Brothers (1)	Assistant Secretary
Allison Chen (2)	Assistant Secretary
William Langston	Assistant Secretary

*
Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
(1) Principal business address 2919 Allen Parkway, Houston, TX 77019
(2) Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Corebridge Capital Services, Inc. retains no compensation or commissions from the Registered Separate Account.

Item 32.  Location of Accounts and Records
All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company’s Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.
Item 33.  Management Services
Not Applicable.
Item 34.  Fee Representation and Other Representations
Fee Representation
Insurance Company represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Insurance Company in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.
Other Representations
The Registered Separate Account hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registered Separate Account has complied with conditions one through four on the No-Action Letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on this 27th day of April, 2026.
Variable Separate Account
(Registered Separate Account)
BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
(On behalf of the Registered Separate Account and itself)
BY: * CHRISTOPHER P. FILIAGGI

  CHRISTOPHER P. FILIAGGI
  DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board and President (Principal Executive Officer)	April 27, 2026

*CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)	April 27, 2026

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	April 27, 2026

*EMILY W. GINGRICH EMILY W. GINGRICH	Director	April 27, 2026

*LISA M. LONGINO LISA M. LONGINO	Director	April 27, 2026

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	April 27, 2026

*BRYAN A. PINSKY BRYAN A. PINSKY	Director	April 27, 2026

*ERIC G. TARNOW ERIC G. TARNOW	Director	April 27, 2026

*BY: /s/ TRINA SANDOVAL TRINA SANDOVAL Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.		April 27, 2026